Questions & Answers

DWS Janus Growth & Income VIP

DWS Variable Series II

Q&A

Q What is happening?

A DWS Investments is proposing to merge DWS Janus Growth & Income VIP into DWS Capital Growth VIP.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge DWS Janus Growth & Income VIP into DWS Capital Growth VIP.

After carefully reviewing the proposal, the Board of DWS Variable Series II, of which DWS Janus Growth & Income VIP is a series, has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q I am the owner of a variable life insurance policy or variable annuity contract offered by my insurance company. I am not a shareholder of the fund. Why am I being asked to vote on a proposal for DWS Janus Growth & Income VIP shareholders?

A You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in DWS Janus Growth & Income VIP. Although you receive the gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in the fund. Thus, you are not the “shareholder” of DWS Janus Growth & Income VIP; rather, your insurance company is

Q&A continued

the shareholder. However, you have the right to instruct your insurance company on how to vote the fund shares corresponding to your investment.

The attached proxy statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting shares of the fund, whether or not they are shareholders, are described as voting for purposes of the proxy statement.

Q Why has this proposal been made for the fund?

A DWS Investments believes that the proposed merger is in the best interests of DWS Janus Growth & Income VIP for several reasons. DWS Investments believes that the merger will result in lower management fees and lower operational expenses through economies of scale. In addition, DWS Investments believes that the merger will benefit Contract Owners (as defined on page 1 of the enclosed Prospectus/Proxy Statement) by transitioning their investment into DWS Capital Growth VIP, a fund with more favorable performance over recent years and that is open to broader distribution, both of which may subsequently lead to additional sales and additional economies of scale. Finally, the proposed merger is consistent with ongoing efforts by DWS Investments to consolidate overlapping fund products. Accordingly, DWS Investments proposed the merger of DWS Janus Growth & Income VIP into DWS Capital Growth VIP.

While DWS Investments believes that DWS Capital Growth VIP should provide a comparable investment opportunity for shareholders of DWS Janus Growth & Income VIP, there are a number of differences in the portfolios of the funds. If the merger is approved by shareholders of DWS Janus Growth & Income VIP, DWS Investments expects that all of DWS Janus Growth & Income VIP’s holdings will be liquidated after shareholder approval and prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with DWS Capital Growth VIP’s current implementation of its investment objective, policies, restrictions and strategies. The repositioning of DWS Janus Growth & Income VIP’s portfolio prior to the merger will involve transaction costs which will be borne by DWS Janus Growth & Income VIP subject to an expense cap agreed to by Deutsche Investment Management Americas Inc.

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(“DIMA”), DWS Janus Growth & Income VIP’s investment adviser. Pursuant to the expense cap, DIMA will pay any one-time merger costs, including the transaction costs associated with repositioning DWS Janus Growth & Income VIP’s portfolio, to the extent those costs exceed the estimated total one-year benefit expected to be realized by DWS Janus Growth & Income VIP through the proposed merger. See page 23 of the enclosed Prospectus/Proxy Statement for more information regarding the costs of the merger and DIMA’s agreement to cap expenses.

Contract Owners may continue to instruct their insurance company on how to invest proceeds relating to their Contract, including effecting sales into or out of DWS Janus Growth & Income VIP. Contract Owners should contact their insurance company for further information regarding their investment.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. Before or after the merger, you may instruct your insurance company to direct proceeds relating to your Contract out of DWS Janus Growth & Income VIP and into other investments (such direction, a “Transfer”). A Contract Owner will not be subject to tax at the time of a Transfer. However, a Contract Owner’s insurance company may charge a fee for Transfers. If you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal before or after the merger, you may be subject to taxes and tax penalties; therefore, you may wish to consult a tax advisor before doing so.

Q Upon the merger, how will the value of my investment change?

A The aggregate value of your investment will not change as a result of the merger. However, the number of shares owned by your insurance company on your behalf will likely change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of DWS Janus Growth & Income VIP, which will probably be different from the net asset value per share of DWS Capital Growth VIP.

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Q When would the merger take place?

A If approved, the merger would occur on or about April 27, 2009, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of DWS Capital Growth VIP they are receiving. Subsequently, you will be notified of changes to your account information by your insurance company.

Q How can I vote?

A You can vote in any one of three ways:

■	Through the Internet, by going to the website listed on your voting instruction form;

■	By telephone, with a toll-free call to the number listed on your voting instruction form; or

■	By mail, by sending the enclosed voting instruction form, signed and dated, to us in the enclosed envelope.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your fund’s information agent, at 1-866-963-6127, or your insurance company.

DWS JANUS GROWTH & INCOME VIP

A Message from the President of DWS Variable Series II

March 13, 2009

Dear Investor:

I am writing to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in DWS Janus Growth & Income VIP (“Janus Growth & Income”). You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following matter:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Janus Growth & Income to DWS Capital Growth VIP (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Janus Growth & Income, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Janus Growth & Income in complete liquidation and termination of Janus Growth & Income.

DWS Investments has proposed the merger of Janus Growth & Income into Capital Growth because it believes the proposed merger is in the best interests of Janus Growth & Income for several reasons. DWS Investments believes that the merger will result in lower management fees and lower operational expenses through economies of scale. In addition, DWS Investments believes that the merger will benefit contract owners by transitioning their investment into DWS Capital Growth VIP, a fund with more favorable performance over recent years and that is open to broader distribution, both of which may subsequently lead to additional sales and additional economies of scale. Finally, the proposed merger is consistent with ongoing efforts by DWS Investments to consolidate overlapping fund products. The Board of Trustees of DWS Variable Series II has unanimously approved the proposed merger.

In determining to approve the merger, the Board conducted a thorough review of the potential implications of the merger, and concluded that Janus Growth & Income’s participation in the proposed merger would be in the best interests of Janus Growth & Income and would not dilute the interests of existing shareholders. A discussion of the factors the Board considered is included in the attached Prospectus/Proxy Statement. If the merger is approved, the Board expects that the proposed changes will take effect during the second calendar quarter of 2009.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Capital Growth, the specific proposal that will be considered at the shareholders’ meeting, and why the proposal is being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, or record your voting instructions by telephone or on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., DWS Janus Growth & Income VIP’s information agent, at 1-866-963-6127 or contact your insurance company. Thank you for your continued support of DWS Investments.

Sincerely yours,

Michael Clark

President

DWS Variable Series II

DWS JANUS GROWTH & INCOME VIP

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s special meeting of shareholders. It tells you what matter will be voted on and the time and place of the meeting.

To the Shareholders of DWS Janus Growth & Income VIP (“Janus Growth & Income”):

A Special Meeting of Shareholders of Janus Growth & Income will be held April 13, 2009 at 2:15 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Janus Growth & Income to DWS Capital Growth VIP (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Janus Growth & Income, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Janus Growth & Income in complete liquidation and termination of Janus Growth & Income.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Janus Growth & Income at the close of business on February 10, 2009 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The chairman of the Meeting may adjourn the Meeting without further notice with respect to the proposal to a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the proposal and without further notice. The Board may postpone the Meeting with notice to shareholders entitled to vote at the Meeting.

By order of the Board of Trustees

John Millette

Secretary

March 13, 2009

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

IF YOU SIMPLY SIGN THE VOTING INSTRUCTION FORM, IT WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION ON THE PROPOSAL. YOUR PROMPT RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM (OR YOUR VOTING BY TELEPHONE OR VIA THE INTERNET) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION FORMS

The following general rules for signing voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction form.

3. All Other Accounts: The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR OWNERS OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS INVESTED IN DWS JANUS GROWTH & INCOME VIP

This document contains a Prospectus/Proxy Statement and a voting instruction form. A voting instruction form is, in essence, a ballot. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in DWS Janus Growth & Income VIP. If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your contract in accordance with the Board’s recommendation on page 22. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received. As a result, a small number of Contract Owners may determine the outcome of the vote.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your voting instruction form and return it by mail, or record your voting instructions by telephone or through the Internet. Your prompt return of the enclosed voting instruction form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form. If you have any questions, please call Computershare Fund Services, Inc., DWS Janus Growth & Income VIP’s information agent, at the special toll-free number we have set up for you 1-866-963-6127 or contact your insurance company.

PROSPECTUS/PROXY STATEMENT

March 13, 2009

Acquisition of the assets of:	By and in exchange for shares of:

DWS Janus Growth & Income VIP, a series of DWS Variable Series II	DWS Capital Growth VIP, a series of DWS Variable Series I
345 Park Avenue New York, NY 10154 800-778-1482	345 Park Avenue New York, NY 10154 800-778-1482

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Janus Growth & Income VIP (“Janus Growth & Income”) into DWS Capital Growth VIP (“Capital Growth”). Janus Growth & Income and Capital Growth are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Janus Growth & Income will receive a number of full and fractional shares of the corresponding class of Capital Growth equal in aggregate value as of the Valuation Time (as defined below on page 22) to the aggregate value of such shareholder’s Janus Growth & Income shares.

Shares of Janus Growth & Income are available exclusively as a funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of Janus Growth & Income as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of Janus Growth & Income. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed merger. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to Janus Growth & Income. All persons entitled to direct the voting of shares of Janus Growth & Income, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement is being mailed on or about March 16, 2009. It explains concisely what you should know before voting on the matter described herein or investing in Capital Growth, a series of DWS Variable Series I, an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Capital Growth dated May 1, 2008, as supplemented from time to time, for Class A shares, a copy of which is included with this Prospectus/Proxy Statement (File No. 002-96461);

(ii)	the prospectus of Janus Growth & Income dated May 1, 2008, as supplemented from time to time, for Class A shares (File No. 033-11802);

(iii)	the statement of additional information of Janus Growth & Income dated May 1, 2008, as supplemented from time to time (File No. 033-11802);

(iv)	the statement of additional information relating to the proposed merger, dated March 13, 2009 (the “Merger SAI”) (File No. 333-156991); and

(v)	the audited financial statements and related independent registered public accounting firm’s report for Janus Growth & Income contained in the Annual Report for the fiscal year ended December 31, 2008.

No other parts of Janus Growth & Income’s Annual Report are incorporated by reference herein.

The financial highlights for Capital Growth contained in the Annual Report to shareholders for the period ended December 31, 2008, are attached to this Prospectus/Proxy Statement as Exhibit B.

You may receive free copies of the Funds’ Annual Reports, Semi-annual Reports, prospectuses, statements of additional information (the “SAIs”) and/or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting your insurance company or by calling the corresponding Fund at 1-800-778-1482.

Like shares of Janus Growth & Income, shares of Capital Growth are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., Janus Growth & Income’s information agent, at 1-866-963-6127, or contact your insurance company.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer

Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Board of DWS Variable Series II (the “Trust”), of which Janus Growth & Income is a series, is recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which are referred to herein as a merger of Janus Growth & Income into Capital Growth. If approved by shareholders, all of the assets of Janus Growth & Income will be transferred to Capital Growth solely in exchange for the issuance and delivery to Janus Growth & Income of Class A shares of Capital Growth (“Merger Shares”) with an aggregate value equal to the value of Janus Growth & Income’s assets net of liabilities and for the assumption by Capital Growth of all the liabilities of Janus Growth & Income. All Merger Shares delivered to Janus Growth & Income will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Merger Shares received by Janus Growth & Income will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record.

2.	What will happen to an investment in Janus Growth & Income as a result of the merger?

An investment in Janus Growth & Income will, in effect, be exchanged on a federal income tax-free basis for an investment in the same class of Capital Growth with an equal aggregate net asset value as of the Valuation Time (as defined below on page 22).

3.	Why has the Board of the Trust recommended that shareholders approve the merger?

DWS Investments advised the Board that it believes the proposed merger is in the best interests of Janus Growth & Income for several reasons. DWS Investments believes that the merger will result in lower management fees and lower operational expenses through economies of scale. In addition, DWS Investments believes that the merger will benefit contract owners by transitioning their investment into Capital Growth, a fund with more favorable performance over recent years and that is open to broader distribution, both of which may subsequently lead to additional sales and additional economies of scale. In addition, the proposed merger is consistent with ongoing efforts by DWS Investments to consolidate overlapping fund products. In determining to recommend that shareholders of Janus Growth & Income approve the merger, the Board considered, among others, the following factors:

•	The compatibility of Janus Growth & Income’s and Capital Growth’s investment strategies.

•	The effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees currently paid by Janus Growth & Income.

•	The estimated total operating expense ratio of the relevant class of the combined fund is expected to be lower than the current operating expense ratio of Janus Growth & Income.

The Board has concluded that: (1) the merger is in the best interests of Janus Growth & Income and (2) the interests of the existing shareholders of Janus Growth & Income will not be diluted as a result of the merger. Accordingly, the Board unanimously recommends that shareholders approve the Agreement (as defined on page 20) effecting the merger. For a complete discussion of the Board’s considerations please see “Information About the Proposed Merger—Background and Board’s Considerations Relating to the Proposed Merger” below.

4.	What are the investment goals, policies and restrictions of the Funds?

While not identical, the two Funds have similar investment objectives and techniques. Janus Growth & Income seeks long-term capital growth and current income. In contrast, Capital Growth seeks to provide long-term growth of capital.

Janus Growth & Income normally emphasizes investments in equity securities, which may include initial public offerings, and shifts assets between the growth and income components of its holdings based on portfolio management’s analysis of relevant market, financial and economic conditions. Janus Growth & Income may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities portfolio management believes have income potential. The Fund may invest substantially all of its assets in equity securities if portfolio management believes that equity securities have the potential to appreciate in value. The growth component of the Fund is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential. The income component of the Fund will consist of securities that portfolio management believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities, including indexed/structured securities such as equity-linked structured notes.

Capital Growth normally invests at least 65% of total assets in equities, mainly common stocks of U.S. companies, and although the Fund can invest in companies of any size, it intends to invest primarily in companies whose market capitalizations are similar in size to those of the companies in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) or the Russell 1000 Growth Index (as of December 31, 2008, the S&P 500 Index and the Russell 1000 Growth Index had median market capitalizations of $6.4 billion and $3.3 billion, respectively). Although the portfolio may invest in companies of any size, it intends to invest primarily in companies whose market capitalizations fall within the normal range of these indices. Capital Growth may also invest in other types of equity securities, such as preferred stocks or convertible securities.

In the case of Janus Growth & Income, portfolio management generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. Portfolio management makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria. Similarly, in the case of Capital Growth, in choosing stocks, portfolio management begin by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. The portfolio managers also apply fundamental techniques to identify companies that display above-average earnings growth compared to other companies that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by Capital Growth’s portfolio managers may change over time. Portfolio management will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio’s emphasis on a given industry.

Janus Growth & Income may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

Janus Growth & Income may also invest in debt securities, high-yield/high-risk bonds and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default. Although it is not a principal investment strategy for the Fund, Janus Growth & Income is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. The Fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. As a temporary defensive measure, the Fund could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions. In addition, the Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers.

Although it is not a principal investment strategy for the Fund, Capital Growth is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gain. Capital Growth may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In addition, the Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Fund’s investment policies and restrictions.

While DWS Investments believes that DWS Capital Growth VIP should provide a comparable investment opportunity for shareholders of DWS Janus Growth & Income VIP, there are a number of differences in the portfolios of the funds. If the merger is approved by shareholders of DWS Janus Growth & Income VIP, DWS Investments expects that all of DWS Janus Growth & Income VIP’s holdings will be liquidated after shareholder approval and prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with DWS Capital Growth VIP’s current implementation of its investment objective, policies, restrictions and strategies. The repositioning of DWS Janus Growth & Income VIP’s portfolio prior to the merger will involve transaction costs which will be borne by DWS Janus Growth & Income VIP subject to an expense cap agreed to by Deutsche Investment Management Americas Inc. (“DIMA” or “Advisor”), DWS Janus Growth & Income VIP’s investment adviser. Pursuant to the expense cap, DIMA will pay any one-time merger costs, including the transaction costs associated with repositioning DWS Janus Growth & Income VIP’s portfolio, to the extent those costs exceed the estimated total one-year benefit expected to be realized by DWS Janus Growth & Income VIP through the proposed merger. See page 23 of the enclosed Prospectus/Proxy Statement for more information regarding the costs of the merger and DIMA’s agreement to cap expenses.

The following table sets forth a summary of the composition of each Fund’s investment portfolio as of December 31, 2008, and DWS Investments’ estimation of the portfolio composition of Capital Growth assuming consummation of the proposed merger.

Portfolio Composition

(as a % of Fund)

	Janus Growth & Income	Capital Growth	Capital Growth—Estimated (assuming consummation of merger)(1)
Consumer Discretionary	10%	8%	8%
Consumer Staples	22%	15%	15%
Energy	13%	10%	10%
Financials	5%	3%	3%
Health Care	17%	22%	22%
Industrials	5%	10%	10%
Information Technology	24%	22%	22%
Materials	4%	8%	8%
Telecommunications Services	—	1%	1%
Utilities	—	1%	1%

Total	100%	100%	100%

(1)

Reflects DWS Investments’ estimation of the portfolio composition of Capital Growth subsequent to the merger, taking into account its expectation that after shareholder approval and prior to the merger, all of the portfolio holdings of Janus Growth & Income will be liquidated and proceeds will be used to acquire other securities consistent with the current implementation of investment objective, policies, restrictions and strategies of Capital Growth. There can be no assurance as to actual portfolio composition of Capital Growth subsequent to the merger.

5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the expenses that each of the Funds incurred during its most recent fiscal year and the pro forma estimated expense ratios of Capital Growth assuming consummation of the merger as of that date.

As shown below, the merger is expected to result in a lower total expense ratio for shareholders of Janus Growth & Income. However, there can be no assurance that the merger will result in expense savings. The information below does not reflect charges and fees associated with separate accounts that invest in the Funds and any Contract for which the Funds are investment options. These charges and fees will increase expenses.

Annual Fund Operating Expenses(1)

(expenses that are deducted from Fund assets)

	Management Fees	Distribution/ Service (12b-1) Fee	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimburse- ments		Net Annual Fund Operating Expenses
Janus Growth & Income
Class A	0.66%	0.00%	0.20	%(2)	0.86%	—		0.86	%(3)
Capital Growth
Class A	0.37%	0.00%	0.13	%(2)	0.50%	(0.01	)%(4)	0.49%
Capital Growth
(Pro forma combined)(5)
Class A	0.37%	0.00%	0.14	%(2)(6)	0.51%	(0.02	)%(4)	0.49%

(1)

The Annual Fund Operating Expenses table is presented as of each Fund’s fiscal year end (December 31, 2008 for both Funds). The pro forma combined figures assume the consummation of the merger on December 31, 2008 and reflect average net asset levels for both Funds for the 12-month period ended December 31, 2008. It is important for you to understand that a decline in the Fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the Funds’ expense ratios for the current fiscal year to be higher than the expense information presented.

(2)	Includes 0.10% paid to DIMA, the investment manager for the Funds, for administrative and accounting services pursuant to an Administrative Services Agreement.

(3)

Through September 30, 2009, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.86% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses.

(4)

Through April 30, 2010, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.49% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses.

(5)	Pro forma expenses do not include the expenses expected to be borne by Janus Growth & Income in connection with the merger. See page 23 for additional information on these fees.
(6)	Other expenses are estimated, accounting for the effect of the merger.

Examples

These examples translate the expenses shown in the preceding table (including one year of capped expenses in each period) into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Janus Growth & Income
Assuming you sold your shares at the end of each period.
Class A	$88	$274	$477	$1,061
Assuming you kept your shares.
Class A	$88	$274	$477	$1,061
Capital Growth
Assuming you sold your shares at the end of each period.
Class A	$50	$159	$279	$627
Assuming you kept your shares.
Class A	$50	$159	$279	$627
Capital Growth (Pro forma combined)
Assuming you sold your shares at the end of each period.
Class A	$50	$162	$283	$639
Assuming you kept your shares.
Class A	$50	$162	$283	$639

The tables below set forth the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of December 31, 2008, Capital Growth and Janus Growth & Income had net assets of $604.4 million and $72.8 million, respectively.

The fee schedule for each Fund is as follows:

Capital Growth (Pre- and Post Merger)		Janus Growth & Income
First $250 million	0.390%	First $250 million	0.665%
Next $750 million	0.365%	Next $750 million	0.640%
Thereafter	0.340%	Next $1.5 billion	0.615%
		Thereafter	0.590%

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Janus Growth & Income or its shareholders as a direct result of the merger. As long as these Contracts qualify as annuity contracts or life insurance under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), the merger, whether or not treated as a tax-free reorganization, will not create any tax liability for Contract Owners. For a more detailed discussion of the tax consequences of the merger, please see “Information about the Proposed Merger—Certain Federal Income Tax Consequences,” below.

7.	Will the dividend policy be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund are identical. Each Fund continuously sells shares to Participating Insurance Company separate accounts, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed by a Participating Insurance Company. A Participating Insurance Company offers Contract Owners units in its separate accounts which correspond to shares in the Fund. A Participating Insurance Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for Contract Owners, as set forth in the accompanying prospectus for the Participating Insurance Company’s Contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Redemption orders are effected at the next net asset value per share is determined after a proper redemption order is place by a Participating Insurance Company. Contract Owners should look at their Contract prospectuses for redemption procedures and fees.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by separate accounts as shareholders, separate accounts as shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of Capital Growth they are receiving after the merger is completed. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger is not approved, this result will be noted in the next shareholder report of Janus Growth & Income.

10.	Will the value of an investment in Janus Growth & Income change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of an investment in Capital Growth will equal the total value of your indirect investment in Janus Growth & Income as of the Valuation Time (as defined on page 22). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of Janus Growth & Income entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of the Trust believe that the proposed merger is in the best interests of Janus Growth & Income. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Capital Growth, and how do they compare with those of Janus Growth & Income?

Objectives and Strategies.    Capital Growth and Janus Growth & Income have similar investment objectives. Capital Growth seeks long term growth of capital, whereas Janus Growth & Income seeks long term growth and current income. Capital Growth normally invests at least 65% of total assets in equities, mostly common stocks of U.S. companies. Although Capital Growth can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor’s 500 Composite Stock price Index (the “S&P 500 Index”) or the Russell 1000 Growth Index (as of December 31, 2008, the S&P 500 Index and the Russell 1000 Growth Index had median market capitalizations of $6.4 billion and $3.3 billion, respectively). Although Capital Growth may invest in companies of any size, the Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indices. The portfolio may also invest in other types of equity securities, such as preferred stocks or convertible securities.

Janus Growth & Income normally emphasizes investments in equity securities, which may include initial public offerings. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities portfolio management believes have income potential. Janus Growth & Income may invest substantially all of its assets in equity securities if portfolio management believes that equity securities have the potential to appreciate in value. Portfolio management generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. Portfolio management makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of principal business activity, or other similar selection criteria.

Janus Growth & Income may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities. Janus Growth & Income shifts assets between the growth and income components of its holdings based on portfolio management’s analysis of relevant market, financial and economic conditions. If portfolio management believes that growth securities may provide better returns than the yields available or expected on income-producing securities, Janus Growth & Income will place a greater emphasis on the growth component of its holdings. The growth component of Janus Growth & Income is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential. The income component of Janus Growth & Income is expected to consist of securities that portfolio management believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities, including indexed/structured securities such as equity-linked structured notes. Equity securities may be included in the income component of Janus Growth & Income if they currently pay dividends or if portfolio management believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

The Funds use different investment processes. For Capital Growth, in choosing stocks, the portfolio managers begin by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. The portfolio managers also apply fundamental techniques to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time. The portfolio managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the Fund's emphasis on a given industry. For Janus Growth & Income, portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If Janus Growth & Income is unable to find such investments, much of the Fund’s assets may be in cash or similar investments.

Other Investments.    Janus Growth & Income may invest in debt securities, high-yield/high-risk bonds and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default. Each Fund is permitted, but is not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. Each Fund may use derivatives in circumstances where portfolio management believes they offer economical means of gaining exposure to a particular asset class or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, Capital Growth may use futures, options and covered call options.

Securities Lending.    Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Other Policies.    Although major changes tend to be infrequent, each Fund’s Board could change the Fund’s investment objectives without seeking shareholder approval.

As a temporary defensive measure, Capital Growth could shift up to 100% of assets into cash and cash equivalents, U.S. government securities, money market instruments and high quality debt securities without equity features, while Janus Growth & Income could shift up to 100% of assets into investments such as money market securities. For each Fund, this measure could prevent losses, but, while engaged in a temporary defensive position, each Fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

DWS Investments believes that Capital Growth should provide a comparable investment opportunity for shareholders of Janus Growth & Income.

Primary Risks. As with any investment, you may lose money by investing in Capital Growth. Certain risks associated with an investment in Capital Growth are summarized below. Subject to certain exceptions, the risks of an investment in Capital Growth are similar to the risks of an investment in Janus Growth & Income. More detailed descriptions of the risks associated with an investment in Capital Growth can be found in the Capital Growth prospectus and statement of additional information.

The value of your investment in Capital Growth will change with changes in the values of the investments held by Capital Growth. A wide array of factors can affect those values. In this summary we describe the principal risks that may affect Capital Growth’s investments as a whole.

Stock Market Risk.    The Fund is affected by how the stock market performs. To the extent Capital Growth invests in a particular market sector, the Fund’s performance may be proportionally affected by that segment’s general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Capital Growth makes and Capital Growth may not be able to get attractive prices for them. An investment in Janus Growth & Income is also subject to this risk.

Growth Investing Risk.    Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk.    While Capital Growth does not concentrate in any industry or sector, to the extent that the Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Janus Growth & Income is also subject to this risk.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in the Fund’s portfolio may decline in value. An investment in Janus Growth & Income is also subject to this risk.

IPO Risk.    Securities purchased in initial public offerings (IPOs) may be very volatile, due to their stock prices rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify the Fund’s performance if it has a small asset base. The Fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the Fund will obtain proportionately larger IPO allocations. An investment in Janus Growth & Income is also subject to this risk.

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that Capital Growth will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to Capital Growth. The use of derivatives by Capital Growth to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. An investment in Janus Growth & Income is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Capital Growth that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Capital Growth’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Janus Growth & Income is also subject to this risk.

Pricing Risk.    At times, market conditions may make it difficult to value some investments, and the Fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment’s sale. If the Fund has valued its securities too highly, you may pay too much for Fund shares when you buy into the Fund. If the Fund has underestimated the price of its securities, you may not receive the full market value when you sell your Fund shares. An investment in Janus Growth & Income is also subject to this risk.

Other factors that could affect the performance of Capital Growth include:

•	portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

•	foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance Information.    The following information provides some indication of the risks of investing in each Fund. Of course, a Fund’s past performance is not an indication of future performance. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. If it did, performance would be less than that shown.

The bar charts show how the performance of each Fund’s Class A shares has varied from year to year, which may give some idea of risk. The tables following the charts show how each Fund’s performance compares with one or more broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The performance of both the Fund and the broad-based market indices vary over time. All figures assume reinvestment of dividends and distributions.

Calendar Year Total Returns (%)

Capital Growth – Class A Shares

For the periods included in the bar chart:

Best Quarter: 24.86%, Q4 1999	Worst Quarter: -21.49%, Q4 2008

Janus Growth & Income – Class A Shares

For the periods included in the bar chart:

Best Quarter: 12.40%, Q4 2004	Worst Quarter: -20.68%, Q4 2008

Average Annual Total Returns (%) (for period ended December 31, 2008)

	Past 1 year	Past 5 years	Past 10 Years
Capital Growth
Class A	-32.98	-0.74	-1.60
Russell 1000 Growth Index (reflects no deductions for fees or expenses)	-38.44	-3.42	-4.27
Standard and Poor’s (S&P) 500 Index (reflects no deductions for fees or expenses)	-37.00	-2.19	-1.38

Total return would have been lower had certain expenses not been reduced.

Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

	Past 1 year	Past 5 years	Since Inception
Janus Growth & Income
Class A	-41.29	-3.24	-2.80
Russell 1000 Growth Index (reflects no deductions for fees or expenses)	-38.44	-3.42	-6.04

Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your insurance company or 1-800-778-1482.

III. OTHER INFORMATION ABOUT THE FUNDS

Advisor and Portfolio Manager.    DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each Fund. Under the oversight of the Board of each Fund, DIMA, or a subadvisor, makes investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DIMA provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Bank’s Asset Management division (“DeAM”) and within the U.S. represents the retail asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Capital Growth.    The following individuals implement the investment strategy of Capital Growth:

Owen Fitzpatrick, CFA, is the Co-Portfolio Manager for Capital Growth. Mr. Fitzpatrick is a Managing Director of Deutsche Asset Management. Mr. Fitzpatrick joined Deutsche Asset Management and began managing Capital Growth in 2009. Prior to joining Deutsche Asset Management, Mr. Fitzpatrick was Managing Director of Deutsche Bank Private Wealth Management and served as head of U.S. Equity Strategy and manager of the U.S. large cap, core, value and growth portfolios. Mr. Fitzpatrick joined Deutsche Bank in 1995 after over twenty one years of experience in trust and investment management.

Richard Shepley is the Co-Portfolio Manager for Capital Growth. Mr. Shepley is a Managing Director of Deutsche Asset Management. He joined Deutsche Asset Management in 1998 after eight years of investment industry experience at Newton Investment Management and PriceWaterhouse. Mr. Shepley began managing Capital Growth in 2007.

Brendan O’Neill is a Portfolio Manager for Capital Growth. Mr. O’Neill is a Director of Deutsche Asset Management. Mr. O’Neill joined Deutsche Asset Management and began managing Capital Growth in 2009. He previously served as an Equity Research Analyst covering the financial services sector and as a member of the Large Cap Core Equity team.

Capital Growth’s statement of additional information provides further information about the portfolio managers’ investments in the Fund, a description of the Fund’s compensation structure and information regarding other accounts the portfolio managers manage.

Janus Growth & Income.    The subadvisor for Janus Growth & Income is Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206. Janus Capital Management is an investment advisor registered with the SEC. DIMA compensates Janus Capital Management out of the management fee it receives from the Fund. The following individual handles the day-to-day management of Janus Growth & Income:

Marc Pinto is the Portfolio Manager for Janus Growth & Income. Mr. Pinto is also a portfolio manager of other Janus accounts. He joined Janus in 1994 as an analyst and has acted as portfolio manager of other Janus-advised mutual funds since 2005. Mr. Pinto has managed Janus Growth & Income since November 2007.

Janus Growth & Income’s statement of additional information provides additional information about the portfolio manager’s investments in the Fund, a description of his compensation structure and information regarding other accounts he manages.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DIMA, is the principal underwriter and distributor for the Class A shares of Capital Growth and Janus Growth & Income, and acts as the agent of each Fund in the continuous offering of its shares.

Trustees and Officers.    The Trustees overseeing Capital Growth are the same as the Trustees who oversee Janus Growth & Income: Paul K. Freeman (Chair), John W. Ballantine, Henry P. Becton, Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, William McClayton, Rebecca W. Rimel, Axel Schwarzer, William N. Searcy, Jr., Jean Gleason Stromberg and Robert H. Wadsworth. The officers of Capital Growth are also the same as those of Janus Growth & Income.

Independent Registered Public Accounting Firm (“Auditor”). PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110 serves as Capital Growth’s independent registered public accounting firm. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as Janus Growth & Income’s independent registered public accounting firm, audits the financial statements of the Fund and provides other audit, tax and related services to the Fund.

Charter Documents.

Capital Growth is a series of DWS Variable Series I, a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 2, 2008 (the “Variable Series I Declaration of Trust”). Janus Growth & Income is a series of DWS Variable Series II, a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust dated June 2, 2008 (the “Variable Series II Declaration of Trust”). The Variable Series I Declaration of Trust and the Variable Series II Declaration of Trust are referred to herein collectively as the “Declarations of Trust,” and each is referred to herein individually as a “Declaration of Trust.” Additional information about the Declarations of Trust is provided below.

Shares.    The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The trustees of the Trust also may authorize the division of shares of the Funds into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable (except as set forth below), transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAIs and the Funds’ prospectuses. Each share has equal rights with each other share of the same class of the Funds as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shares of the Funds have noncumulative voting rights with respect to the election of Trustees.

Shareholder Meetings.    Neither Fund is generally required to hold meetings of its shareholders. Under the Declarations of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declarations of Trust and as required by applicable law: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the termination of the Trust; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions. The shareholders shall generally take action by the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote and voting or voted at a meeting of shareholders at which a quorum is present. The Declarations of Trust provide that shareholder meeting quorum requirements shall be established in the Funds’ By-laws. The By-laws of both Funds currently in effect provide that the presence in person or by proxy of the holders of thirty percent (30%) of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Funds.

On any matter submitted to a vote of shareholders, all shares of the Funds entitled to vote shall, except as otherwise provided in the Funds’ By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

Shareholder Liability.    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declarations of Trust, however, disclaim shareholder liability for acts or obligations of the Funds and require that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds. Moreover, the Declarations of Trust provide for indemnification out of the property of the Funds for all losses and expenses of any shareholder held personally liable for the obligations of the Funds and the applicable Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Funds themselves are unable to meet their obligations.

Trustee Liability.    The Declarations of Trust provide that obligations of the Funds are not binding upon the Trustees individually but only upon the property of the Funds and that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Funds, except if it is determined in the manner provided in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Election and Term of Trustees.    Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires, is removed or incapacitated. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees may be retired by written instrument, signed by at least a majority of the other Trustees, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders holding two-thirds of the outstanding shares of the applicable Trust, or (ii) by the action of two-thirds of the remaining Trustees. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent (10%) of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of Capital Growth and Janus Growth & Income and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Janus Growth & Income are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization between Janus

Growth & Income and Capital Growth (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Janus Growth & Income to Capital Growth in exchange for the assumption by Capital Growth of all the liabilities of Janus Growth & Income and for the issuance and delivery of Merger Shares to Janus Growth & Income equal in aggregate value to the net value of the assets transferred to Capital Growth.

After receipt of the Merger Shares, Janus Growth & Income will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Janus Growth & Income, and the legal existence of Janus Growth & Income as a series of the Trust will be terminated. Each shareholder of Janus Growth & Income will receive a number of full and fractional Merger Shares equal in aggregate value as of the Valuation Time (as defined on page 22) to the aggregate value of the shareholder’s Janus Growth & Income shares. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis for the benefit of the Contract owners in its Janus Growth & Income separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to Janus Growth & Income under an existing Contract will, following the merger, be allocated to Capital Growth.

Prior to the date of the merger, Janus Growth & Income will sell all investments that are not consistent with the current implementation of the investment objective, policies, restrictions and investment strategies of Capital Growth, if any, and make such other changes to reposition the investment portfolio in preparation for the merger. In addition, prior to the merger, Janus Growth & Income will declare a distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. Contract Owners who invest in Janus Growth & Income through a Contract will not be affected by such distributions as long as the Contracts they hold qualify as annuity contracts or life insurance under Section 72 of the Code.

The Trustees of the Trust have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of Janus Growth & Income entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting. In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Trustees of the Trusts may consider such alternatives as may be in the best interests of each Fund.

Background and Board’s Considerations Relating to the Proposed Merger.

DWS Investments proposed the merger to the Board in November 2008 as part of an ongoing effort to consolidate overlapping products and realize the ongoing benefits to shareholders of a consolidated product line up, such as greater support from product management, marketing and sales. DWS Investments advised the Board that a merger of

Janus Growth & Income into Capital Growth would provide shareholders with the opportunity to invest in a larger fund with better performance than Janus Growth & Income currently has, lower management fees, a lower total operating expense ratio and a similar investment approach to that employed by Janus Growth & Income.

The Trustees conducted a thorough review of the potential implications of the merger on Janus Growth & Income’s shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DWS Investments.

On January 22, 2009, the Trustees of Janus Growth & Income, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), approved the terms of the proposed merger of Janus Growth & Income into Capital Growth. The Trustees have also unanimously determined to recommend that the merger be approved by Janus Growth & Income’s shareholders.

In determining to recommend that the shareholders of Janus Growth & Income approve the merger, the Trustees considered, among other factors:

•

The compatibility of Janus Growth & Income’s and Capital Growth’s investment objectives, policies, restrictions and portfolios, and that the merger would permit the shareholders of Janus Growth & Income to pursue similar investment goals, relative to other DWS VIP funds, in a significantly larger fund;

•

The investment advisory fee schedules for Janus Growth & Income and Capital Growth, and, in particular, that the effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees paid by Janus Growth & Income;

•

The operating expense ratios of Janus Growth & Income and Capital Growth, including a comparison between the expenses of Janus Growth & Income and the estimated total operating expense ratios of the combined fund, and, in particular, noted that the total operating expense ratio of the relevant class of the combined fund was expected to be lower than the current total operating expense ratio of Janus Growth & Income;

•

DIMA’s commitment to cap the expenses to be incurred by Janus Growth & Income in connection with the merger. More specifically, DIMA has agreed to bear expenses incurred by Janus Growth & Income in connection with the merger, including certain transaction costs, to the extent that such expenses exceed the expected cost savings to be realized by Janus Growth & Income during the one-year period following the merger (See the Agreement below for additional information regarding this cap);

•	The merger would provide a continuity of investment within the DWS fund family for shareholders of Janus Growth & Income;

•	The merger would not result in the dilution of the interests of Janus Growth & Income shareholders and that the terms and conditions of the Agreement were fair and reasonable;

•	Services available to shareholders of Janus Growth & Income and Capital Growth are substantially similar on a class-level basis;

•	The investment performance of Janus Growth & Income and Capital Growth;

•	Prospects for the combined fund to attract additional assets, including that Capital Growth is open to broader distribution, which may result in future economies of scale; and

•	The federal income tax consequences of the merger on Janus Growth & Income and its shareholders.

Based on all of the foregoing, the Trustees concluded that Janus Growth & Income’s participation in the merger would be in the best interests of Janus Growth & Income and would not dilute the interests of Janus Growth & Income’s existing shareholders. The Board of Trustees of Janus Growth & Income, including all of the Independent Trustees, unanimously recommends that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Capital Growth will acquire all of the assets of Janus Growth & Income solely in exchange for the assumption by Capital Growth of all the liabilities of Janus Growth & Income and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on April 24, 2009, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Janus Growth & Income will transfer all of its assets to Capital Growth, and in exchange, Capital Growth will assume all the liabilities of Janus Growth & Income and deliver to Janus Growth & Income a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of Janus Growth & Income attributable to shares of Janus Growth & Income, less the value of the liabilities of Janus Growth & Income assumed by Capital Growth attributable to shares of Janus Growth & Income. Immediately following the transfer of assets on the Exchange Date, Janus Growth & Income will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Janus Growth & Income, with Merger Shares being distributed to holders of shares of Janus Growth & Income. As a result of the proposed transaction, each shareholder of Janus Growth & Income will receive a number of Merger Shares of equal in aggregate value at the Valuation Time to the value of Janus Growth & Income shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Capital Growth in the name of such Janus Growth & Income shareholders, each account representing the respective number of full and fractional Merger Shares due the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and of Capital Growth have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and that the proposed merger is in the best interests of each Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Capital Growth and Janus Growth & Income, (ii) by either party if the merger shall not be consummated by July 31, 2009 (iii) by either party if the other party shall have materially breached, or made a material and intentional misrepresentation in or in connection with the Agreement.

DWS Investments has represented that it expects that all of Janus Growth & Income’s portfolio holdings will be liquidated prior to the merger and the proceeds reinvested in other securities so that at the time of the merger, Janus Growth & Income’s portfolio will conform more closely to Capital Growth’s current implementation of its investment objective, policies, restrictions and strategies. DWS Investments has estimated that transaction costs in connection with the repositioning of Janus Growth & Income’s portfolio will be approximately $105,000 (“Pre-Merger Transaction Costs”). Janus Growth & Income will bear the Pre-Merger Transaction Costs, subject to the cap below.

Pursuant to the Agreement, Janus Growth & Income will bear all the expenses of the merger, including the Pre-Merger Transaction Costs, subject to the cap agreed to by DIMA. DIMA has agreed to bear all the expenses of the merger, including the Pre-Merger Transaction Costs, to the extent that the expenses of the merger exceed the estimated total one-year economic benefit expected to be realized by Janus Growth & Income through the merger (calculated immediately prior to the merger). The estimated one-year benefit to Janus Growth & Income shareholders is calculated by analyzing the difference between the estimated one-year total expenses of Janus Growth & Income and the estimated one-year total expenses of the combined fund, in each case based on current expense ratios. The difference between these total expense figures represents the estimated cost savings to Janus Growth & Income shareholders for one year as a result of the merger. As of December 31, 2008, the estimated one-year economic benefit to Janus Growth & Income was $271,000 and the total estimated expenses of the merger, including the Pre-Merger Transaction Costs, were $251,000. Therefore, based on estimates as of December 31, 2008, the cap agreed to by DIMA is not expected to be triggered and Janus Growth & Income is expected to bear the expenses of the merger. You should note that the above dollar amounts are only estimates and the actual merger costs borne by Janus Growth & Income may be higher or lower. The final estimates will be calculated immediately prior to the merger.

Description of the Merger Shares.    Merger Shares will be issued to separate accounts as shareholders of Janus Growth & Income in accordance with the Agreement as described above. The Merger Shares are Class A shares of Capital Growth. The Merger Shares have the same characteristics as Class A shares of Janus Growth & Income. Merger Shares will be treated as having been purchased on the date a separate account as shareholder purchased its Janus Growth & Income shares and for the price it originally paid. For more information on the characteristics of the Merger Shares, please see the applicable Capital Growth prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Certain Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP, special tax counsel (which opinion will be based on certain factual representations of the Funds and certain customary assumptions), to the effect that, on the basis of the existing provisions of the US Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations issued thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of the opinion, for federal income tax purposes:

•

The acquisition by Capital Growth of all of the assets of Janus Growth & Income solely in exchange for Merger Shares and the assumption by Capital Growth of all of the liabilities of Janus Growth & Income, followed by the distribution by Janus Growth & Income to separate accounts as shareholders of Merger Shares in complete liquidation of Janus Growth & Income, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Janus Growth & Income and Capital Growth will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•

Under Sections 361 and 357(a) of the Code, Janus Growth & Income will not recognize gain or loss upon the transfer of its assets to Capital Growth in exchange for Merger Shares and the assumption of Janus Growth & Income’s liabilities by Capital Growth, and Janus Growth & Income will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Janus Growth & Income.

•

Under Section 354 of the Code, separate accounts as shareholders of Janus Growth & Income will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Janus Growth & Income shares.

•

Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each separate account as a shareholder of Janus Growth & Income will be the same as the aggregate basis of Janus Growth & Income shares exchanged therefor.

•

Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each separate account as a shareholder of Janus Growth & Income will include the holding period of the Janus Growth & Income shares exchanged therefor, provided that such separate account as a shareholder of Janus Growth & Income held the Janus Growth & Income shares at the time of the reorganization as a capital asset.

•

Under Section 1032 of the Code, Capital Growth will not recognize gain or loss upon the receipt of assets of Janus Growth & Income in exchange for Merger Shares and the assumption by Capital Growth of all of the liabilities of Janus Growth & Income.

•

Under Section 362(b) of the Code, the basis of the assets of Janus Growth & Income transferred to Capital Growth in the reorganization will be the same in the hands of Capital Growth as the basis of such assets in the hands of Janus Growth & Income immediately prior to the transfer.

•

Under Section 1223(2) of the Code, the holding periods of the assets of Janus Growth & Income transferred to Capital Growth in the reorganization in the hands of Capital Growth will include the periods during which such assets were held by Janus Growth & Income.

As long as the Contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization for federal income tax purposes, will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect Contract Owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of December 31, 2008, and of Capital Growth on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)(2)

	DWS Capital Growth VIP	DWS Janus Growth & Income VIP	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A	$593,927,716	$72,747,912	(251,000)	$666,424,628
Class B	$10,493,953	—	—	$10,493,953
Total Net assets	$604,421,669	$72,747,912	(251,000)	$676,918,581
Shares outstanding
Class A	43,844,542	10,707,778	(5,357,452)	49,194,868
Class B	777,803	—	—	777,803
Net Asset Value per share
Class A	13.55	6.79	—	13.55
Class B	13.49	—	—	13.49

(1)

Assumes the merger had been consummated on December 31, 2008 and is for information purposes only. No assurance can be given as to how many shares of Capital Growth will be received by the shareholders of Janus Growth & Income on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Capital Growth that actually will be received on or after such date.

(2)

Pro Forma adjustments include estimated one-time merger costs of $251,000 expected to be borne by Janus Growth & Income. Pursuant to the Agreement, Janus Growth & Income will bear all the expenses of the merger, including the Pre-Merger Transaction Costs, subject to the cap agreed to by DIMA. DIMA has agreed to bear all the expenses of the merger, including the Pre-Merger Transaction Costs, to the extent that the expenses of the merger exceed the estimated total one-year economic benefit expected to be realized by Janus Growth & Income through the merger (please see page 23 for a description of how such estimated benefit is calculated). As of December 31, 2008, the estimated one-year economic benefit to Janus Growth & Income was $271,000 and the total estimated expenses of the merger, including the Pre-Merger Transaction Costs, were $251,000. Therefore, based on estimates as of December 31, 2008, the cap agreed to by

DIMA is not expected to be triggered and Janus Growth & Income is expected to bear the expenses of the merger. You should note that the above dollar amounts are only estimates and the actual merger costs borne by Janus Growth & Income may be higher or lower.

The Trustees of the Trust, a majority of whom are independent Trustees, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AT THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Janus Growth & Income into Capital Growth and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the special meeting of Janus Growth & Income shareholders (the “Meeting”). The Meeting is to be held on April 13, 2009 at 2:15 p.m. Eastern time at the offices of DIMA, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting of Shareholders, the Prospectus/Proxy Statement and the enclosed voting instruction form are being mailed to shareholders on or about March 16, 2009.

As of February 10, 2009, Janus Growth & Income had the following shares outstanding:

Share Class	Number of Shares
Class A	10,153,145.90

Only shareholders of record on February 10, 2009 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Janus Growth & Income’s shareholders by the Trustees of the Trust for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the shareholders of Janus Growth & Income entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Janus Growth & Income at the close of business on February 10, 2009 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The presence in person or by proxy of the holders of thirty percent (30%) of the shares entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Janus Growth & Income as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will therefore have the effect of a negative vote on the proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Share Ownership.    As of February 10, 2009, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of Janus Growth & Income and of Capital Growth. To the best of the knowledge of Janus Growth & Income, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Janus Growth & Income as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	Zurich Destinations Farmers SV c/o Kilico Attn. Investment Accounting LL- Greenville, SC 29602-9097	69.54%

A	Allmerica Life SVSII One Security Benefit Place Topeka, KS 66636-1000	29.12%

To the best of the knowledge of Capital Growth, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Capital Growth as of February 10, 2009:

Class	Shareholder Name and Address	Percentage Owned
A	Mutual of America Sep. Acct. 2 Saint Louis, MO 63119-2533	28.92%

A	Zurich Destinations/ Farmers F c/o Kilico Attn. Investment Accounting LL- Greenville, SC 29602-9097	23.4%

A	Mutual of America 320 Park Avenue New York, NY 10022-6815	11.49%

A	Allmerica Life SVSII One Security Benefit Place Topeka, KS 66636-1000	11.01%

A	Kemper Investors Life c/o Product Valuation One Security Benefit Place Topeka, KS 66636-1000	10.32%

Class	Shareholder Name and Address	Percentage Owned
A	Charter Nat. Life Ins. Co.-Horizon Attn. Accounting Financial Control Vernon Hills, IL	6.98%

B	MetLife Insurance Co. of CT Attn. Shareholder Accounting Dept. Hartford, CT 06199-0027	91.88%

Solicitation of Proxies.    As discussed above, shares of Janus Growth & Income are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of Janus Growth & Income are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of Janus Growth & Income held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of Janus Growth & Income held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of Janus Growth & Income for which it has received instructions from Contract Owners (i.e., “echo voting”). As a result, a small number of contract owners may determine the outcome of the vote. This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from Participating Insurance Companies and the actual shareholders of Janus Growth & Income. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of Janus Growth & Income, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged as an information agent in connection with this Prospectus/Proxy Statement at an estimated cost of $1,750. No person has been engaged to assist in the solicitation of proxies.

Please see the instructions on your voting instruction form for telephone touch-tone voting and Internet voting. Investors will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Investors who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-963-6127. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed voting instruction form and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Janus Growth & Income, including any additional solicitation made by letter, telephone or telegraph, will be paid by Janus Growth & Income (subject to the cap described above).

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment and Postponement.    The Meeting may, by action of the chairman of the meeting, be adjourned without further notice with respect to any matter to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to any matter must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. The Board may postpone the Meeting of shareholders prior to the Meeting with notice to shareholders entitled to vote at or receive notice of the Meeting.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 13th day of February, 2009, by and among DWS Variable Series I (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS Capital Growth VIP (the “Acquiring Fund”), a separate series of the Acquiring Trust, and DWS Variable Series II (the “Acquired Trust,” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of DWS Janus Growth & Income VIP (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust, and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 345 Park Avenue, New York, NY 10154. The principal place of business of the Acquired Trust is 345 Park Avenue, New York, NY 10154.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A voting shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to Class A shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of Class A, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date.

1.4  On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to Class A shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, Class A Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect Class A shares of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A Acquiring Fund Shares to be so credited to Class A Acquired Fund Shareholders shall, be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A of the Acquired Fund will represent a number of Class A Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information for Class A shares.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information for Class A shares, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to Class A shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.    Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be April 27, 2009, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“SSB”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that

(a) the Assets shall have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Investments Service Company (“DWS-ISC”), as transfer agent for the Acquired Trust, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust or Board of Trustees of the Acquired Trust, as applicable (each a “Board”), accurate appraisal of the value of the net assets with respect to the Class A shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund’s trustees.

4.  Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Amended and Restated Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of Acquired Fund Shareholders, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Amended and Restated Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Amended and Restated Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2008, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (as determined without regard to any deduction for dividends paid by the Acquired Fund) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)  For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code.

(k)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund) and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS ISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(l)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(p)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Amended and Restated Declaration of Trust, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The

Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2008, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders (the "Acquiring Fund Shareholders") shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)  For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code.

(k)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund), and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(m)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(p)  The current prospectuses and statement of additional information with respect to Class A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(q)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(r)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Trust and Acquiring Trust covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, strategies and restrictions, as set forth in the Acquiring Fund’s prospectus for Class A, a copy of which has been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 15, 2009.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing and will completely liquidate.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for any taxable year of the Acquired Fund ending on or prior to the Closing Date, including the taxable year ending December 31, 2008.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current implementation of its investment objective, policies, restrictions or strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s current implementation of its investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions or strategies prior to the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition or purchase would adversely affect the tax-free nature of the reorganization.

6.  Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b)  the Acquiring Fund has the adequate power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s current registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, or By-laws, as amended; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Trusts and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

6.4  The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.  Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust, on behalf of the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Vedder Price P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts and is in good standing under the laws of that State;

(b)  the Acquired Fund has the adequate power and authority to carry on its business as described in the Acquired Trust’s current registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms;

(d)  the execution and delivery of the Agreement by the Acquired Trust, on behalf of the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Amended and Restated Declaration of Trust or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts with respect to the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of customary representations it shall reasonably request of each of the Trusts and will be subject to such firm's customary opinion qualifications, assumptions and limitations.

7.5  The Acquired Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.  Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Amended and Restated Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of all of the Acquired Fund’s liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, Acquired Fund Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for their Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall reasonably request of each of the Trusts. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  Fees and Expenses

10.1  The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  Except as provided herein, the Acquired Fund will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the sale and purchase of assets as directed by the Acquiring Fund pursuant to Section 5.15 prior to the date of the Reorganization (“Pre-Reorganization Transaction Costs”). DIMA agrees to bear expenses incurred by the Acquired Fund in connection with the Reorganization, including Pre-Reorganization Transaction Costs, to the extent that such expenses exceed the estimated total one-year benefit of the Reorganization to the Acquired Fund, as calculated immediately prior to the Closing. Expenses will in any event be paid by the Fund directly incurring such expenses if and to the extent that the payment by the other Fund of such expenses would result in the disqualification of such Fund as a regulated investment company within the meaning of Section 851 of the Code.

11.  Entire Agreement

The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.  Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 31, 2009, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, New York, NY 10154, with a copy to Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to the Acquiring Fund, 345 Park Avenue, New York, NY 10154, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.  Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the Acquiring Fund Shareholders and the Acquired Fund Shareholders and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  It is expressly agreed that the obligations of any Trust hereunder shall not be binding upon any of the trustees, shareholders, variable life insurance policy and variable annuity contract holders, nominees, officers, agents, or employees of such Trust or the Funds personally, but bind only the respective property of the Acquiring Fund or Acquired Fund, as applicable, as provided in such Trust’s Declaration of Trust. Moreover, no series of a Trust other than the Fund shall be responsible for the obligations of such Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of any Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trusts’ trustees, on behalf of the Funds, and this Agreement has been signed by authorized officers of the Trusts acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the applicable Fund, as provided in such Trust’s Declaration of Trust.

15.5  Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.6  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS VARIABLE SERIES I, on behalf of DWS Capital Growth VIP

By:
Secretary	Its:

Attest:	DWS VARIABLE SERIES II, on behalf of DWS Janus Growth & Income VIP

By:
Secretary	Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Its:

By:
Its:

EXHIBIT B

FINANCIAL HIGHLIGHTS

DWS Capital Growth VIP Class A

	Years Ended December 31,
	2008	2007		2006		2005		2004
Selected Per Share Data
Net asset value, beginning of period	$20.41	$18.24		$16.90		$15.67		$14.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.17	[d]	.13	[c]	.10		.14
Net realized and unrealized gain (loss)	(6.83)	2.12		1.31		1.29		1.02
Total from investment operations	(6.67)	2.29		1.44		1.39		1.16
Less distributions from:
Net investment income	(.19)	(.12)		(.10)		(.16)		(.08)
Net asset value, end of period	$13.55	$20.41		$18.24		$16.90		$15.67
Total Return (%)	(32.98)[b]	12.59	[b]	8.53	[b,c]	8.96	[b]	7.99

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	594	1,058		1,131		1,031		698
Ratio of expenses before expense reductions (%)	.50	.53		.52		.50		.50
Ratio of expenses after expense reductions (%)	.49	.52		.49		.49		.50
Ratio of net investment income (loss) (%)	.89	.86	[d]	.73	[c]	.61		.98
Portfolio turnover rate (%)	21	30		16		17		15

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.

[d]	Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.

B-1

I.	SYNOPSIS	3

II.	INVESTMENT STRATEGIES AND RISK FACTORS	10

III.	OTHER INFORMATION ABOUT THE FUNDS	16

IV.	INFORMATION ABOUT THE PROPOSED MERGER	19

V.	INFORMATION ABOUT VOTING AT THE SHAREHOLDER MEETING	26

Exhibit A Form of Agreement and Plan of Reorganization

Exhibit B Financial Highlights

Voting instruction form enclosed.

For more information, please call your Fund’s information agent, Computershare Fund Services, Inc., at 1-866-963-6127 or contact your insurance company.

JNS VIP-021009

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-241-6192
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
345 Park Avenue, 27th Floor
New York, NY 10154
on April 13, 2009

Please detach at perforation before mailing.

	DWS JANUS GROWTH & INCOME VIP	PROXY CARD
DWS VARIABLE SERIES II
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
345 Park Avenue, 27th Floor, New York, New York 10154
280 Oser Avenue	2:15 p.m., Eastern time, on April 13, 2009
Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) J. Christopher Jackson, John Millette and Rita Rubin, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date JGI_19888_022409

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ¢

VOTE ON PROPOSAL:

FOR	AGAINST	ABSTAIN

1.      Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of DWS Janus Growth & Income VIP (“Janus Growth & Income”) to DWS Capital Growth VIP (“Capital Growth”), in exchange for shares of Capital Growth and the assumption by Capital Growth of all the liabilities of Janus Growth & Income, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Janus Growth & Income in complete liquidation and termination of Janus Growth & Income.

☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

JGI_19888_022409

STATEMENT OF ADDITIONAL INFORMATION

DWS VARIABLE SERIES I

DWS CAPITAL GROWTH VIP

345 Park Avenue

New York, NY 10154

This statement of additional information is not a prospectus, but should be read in conjunction with the prospectus/proxy Statement dated March 13, 2009 for the special meeting of shareholders of DWS Janus Growth & Income VIP (“Janus Growth & Income VIP”), a series of DWS Variable Series II, to be held on April 13, 2009, into which this statement of additional information is hereby incorporated by reference. Copies of the prospectus/proxy statement may be obtained at no charge by contacting your insurance company or by calling the corresponding Fund at 1-800-621-1048, or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS Capital Growth VIP (“Capital Growth VIP”), a series of DWS Variable Series I, is contained in Capital Growth VIP’s statement of additional information dated May 1, 2008, as supplemented from time to time, which is attached to this statement of additional information as Exhibit A. The audited financial statements and related independent registered public accounting firm’s report for Capital Growth VIP contained in the annual report to shareholders for the fiscal year ended December 31, 2008 are incorporated herein by reference. No other parts of the annual report to shareholders are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of Capital Growth VIP as if the merger had been consummated on December 31, 2008.

Further information about Janus Growth & Income VIP is contained in the statement of additional information dated May 1, 2008, as supplemented from time to time.

The date of this statement of additional information is March 13, 2009.

Pro Forma (DWS Capital Growth VIP & DWS Janus Growth & Income VIP)

Portfolio of Investments (Unaudited)

as of December 31, 2008

	DWS Capital Growth VIP Shares	DWS Janus Growth & Income VIP Shares	Combined Pro Forma Shares	DWS Capital Growth VIP Value ($)	DWS Janus Growth & Income VIP Value ($) **	Combined Pro Forma Value ($)
Common Stocks 96.6%
Consumer Discretionary 8.0%
Hotels Restaurants & Leisure 2.8%
Crown Ltd.	—	37,830	37,830	—	158,361	158,361
McDonald’s Corp.	265,700	—	265,700	16,523,883	—	16,523,883
MGM MIRAGE*	—	57,340	57,340	—	788,998	788,998
Starwood Hotels & Resorts Worldwide, Inc.	—	27,005	27,005	—	483,390	483,390
Wynn Resorts Ltd.*	—	18,875	18,875	—	797,658	797,658

				16,523,883	2,228,407	18,752,290

Internet & Catalog Retail 0.0%
Liberty Media Corp. - Interactive “A”*	—	11,640	11,640	—	36,317	36,317

Media 0.6%
The DIRECTV Group, Inc.*	—	33,515	33,515	—	767,829	767,829
Walt Disney Co.	133,200	—	133,200	3,022,308	—	3,022,308

				3,022,308	767,829	3,790,137

Multiline Retail 1.3%
Kohl’s Corp.*	238,200	—	238,200	8,622,840	—	8,622,840

Specialty Retail 2.5%
Esprit Holdings Ltd.	—	264,025	264,025	—	1,504,951	1,504,951
GameStop Corp. “A”*	210,100	—	210,100	4,550,766	—	4,550,766
Staples, Inc.	413,565	—	413,565	7,411,085	—	7,411,085
Tiffany & Co.	136,700	22,250	158,950	3,230,221	525,767	3,755,988

				15,192,072	2,030,718	17,222,790

Textiles, Apparel & Luxury Goods 0.8%
NIKE, Inc. “B”	88,400	20,425	108,825	4,508,400	1,041,675	5,550,075

Consumer Staples 14.9%
Beverages 4.4%
Anheuser-Busch InBev NV	—	155,601	155,601	—	3,607,505	3,607,505
Anheuser-Busch InBev NV (VVRP Strip)*	—	88,376	88,376	—	492	492
Diageo PLC	506,526	—	506,526	6,998,559	—	6,998,559
PepsiCo, Inc.	349,325	—	349,325	19,132,530	—	19,132,530

				26,131,089	3,607,997	29,739,086

Food & Staples Retailing 4.3%
CVS Caremark Corp.	—	101,200	101,200	—	2,908,488	2,908,488
Shoppers Drug Mart Corp.	105,100	—	105,100	4,090,770	—	4,090,770
Wal-Mart Stores, Inc.	294,400	—	294,400	16,504,064	—	16,504,064
Walgreen Co.	216,800	—	216,800	5,348,456	—	5,348,456

				25,943,290	2,908,488	28,851,778

Pro Forma (DWS Capital Growth VIP & DWS Janus Growth & Income VIP)

Portfolio of Investments (Unaudited)

as of December 31, 2008

	DWS Capital Growth VIP Shares	DWS Janus Growth & Income VIP Shares	Combined Pro Forma Shares	DWS Capital Growth VIP Value ($)	DWS Janus Growth & Income VIP Value ($) **	Combined Pro Forma Value ($)
Food Products 3.6%
Dean Foods Co.*	181,618	—	181,618	3,263,676	—	3,263,676
General Mills, Inc.	49,400	—	49,400	3,001,050	—	3,001,050
Groupe DANONE	110,035	—	110,035	6,604,556	—	6,604,556
Kellogg Co.	162,200	—	162,200	7,112,470	—	7,112,470
Nestle SA (ADR) (Registered)	—	44,982	44,982	—	1,785,785	1,785,785
Nestle SA (Registered)	—	68,430	68,430	—	2,697,003	2,697,003

				19,981,752	4,482,788	24,464,540

Household Products 2.2%
Colgate-Palmolive Co.	139,240	—	139,240	9,543,510	—	9,543,510
Procter & Gamble Co.	72,770	—	72,770	4,498,641	—	4,498,641
Reckitt Benckiser Group PLC	—	33,918	33,918	—	1,263,596	1,263,596

				14,042,151	1,263,596	15,305,747

Tobacco 0.4%
Altria Group, Inc.	—	41,620	41,620	—	626,797	626,797
Philip Morris International, Inc.	—	41,620	41,620	—	1,810,886	1,810,886

				—	2,437,683	2,437,683

Energy 10.3%
Energy Equipment & Services 2.3%
Halliburton Co.	242,200	—	242,200	4,403,196	—	4,403,196
Noble Corp.	152,700	—	152,700	3,373,143	—	3,373,143
Schlumberger Ltd.	126,400	—	126,400	5,350,512	—	5,350,512
Transocean Ltd.*	56,927	—	56,927	2,689,801	—	2,689,801

				15,816,652	—	15,816,652

Oil, Gas & Consumable Fuels 8.0%
ConocoPhillips	104,660	45,000	149,660	5,421,388	2,331,000	7,752,388
Devon Energy Corp.	165,700	—	165,700	10,888,147	—	10,888,147
EnCana Corp.	—	45,668	45,668	—	2,122,648	2,122,648
EOG Resources, Inc.	119,725	17,195	136,920	7,971,290	1,144,843	9,116,133
ExxonMobil Corp.	143,000	—	143,000	11,415,690	—	11,415,690
Hess Corp.	—	53,259	53,259	—	2,856,813	2,856,813
XTO Energy, Inc.	281,982	—	281,982	9,945,505	—	9,945,505

				45,642,020	8,455,304	54,097,324

Financials 3.4%
Capital Markets 1.5%
Charles Schwab Corp.	239,000	—	239,000	3,864,630	—	3,864,630
Credit Suisse Group AG (ADR)	—	27,295	27,295	—	771,356	771,356
Morgan Stanley	—	70,720	70,720	—	1,134,349	1,134,349
State Street Corp.	84,470	—	84,470	3,322,205	—	3,322,205
The Goldman Sachs Group, Inc.	—	9,315	9,315	—	786,093	786,093

				7,186,835	2,691,798	9,878,633

Real Estate Management & Development 0.0%
Hang Lung Properties Ltd.	—	140,725	140,725	—	308,694	308,694

Pro Forma (DWS Capital Growth VIP & DWS Janus Growth & Income VIP)

Portfolio of Investments (Unaudited)

as of December 31, 2008

	DWS Capital Growth VIP Shares	DWS Janus Growth & Income VIP Shares	Combined Pro Forma Shares	DWS Capital Growth VIP Value ($)	DWS Janus Growth & Income VIP Value ($) **	Combined Pro Forma Value ($)
Diversified Financial Services 0.6%
CME Group, Inc.	19,937	—	19,937	4,149,089	—	4,149,089

Insurance 1.3%
Aflac, Inc.	187,724	—	187,724	8,605,268	—	8,605,268

Health Care 21.2%
Biotechnology 6.0%
Celgene Corp.*	146,900	11,295	158,195	8,120,632	624,388	8,745,020
Genentech, Inc.*	110,350	12,210	122,560	9,149,118	1,012,331	10,161,449
Gilead Sciences, Inc.*	429,620	—	429,620	21,970,767	—	21,970,767

				39,240,517	1,636,719	40,877,236

Health Care Equipment & Supplies 5.9%
Alcon, Inc.	—	13,505	13,505	—	1,204,511	1,204,511
Baxter International, Inc.	287,800	13,245	301,045	15,423,202	709,799	16,133,001
C.R. Bard, Inc.	96,500	—	96,500	8,131,090	—	8,131,090
Covidien Ltd.	—	16,345	16,345	—	592,343	592,343
Hologic, Inc.*	181,500	—	181,500	2,372,205	—	2,372,205
Medtronic, Inc.	194,300	—	194,300	6,104,906	—	6,104,906
Zimmer Holdings, Inc.*	135,840	—	135,840	5,490,653	—	5,490,653

				37,522,056	2,506,653	40,028,709

Health Care Providers & Services 1.4%
Laboratory Corp. of America Holdings*	105,300	—	105,300	6,782,373	—	6,782,373
UnitedHealth Group, Inc.	34,685	75,070	109,755	922,621	1,996,862	2,919,483

				7,704,994	1,996,862	9,701,856

Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.*	193,400	—	193,400	6,589,138	—	6,589,138

Pharmaceuticals 6.9%
Abbott Laboratories	292,200	—	292,200	15,594,714	—	15,594,714
Allergan, Inc.	—	24,635	24,635	—	993,283	993,283
Bristol-Myers Squibb Co.	—	27,660	27,660	—	643,095	643,095
Eli Lilly & Co.	92,400	—	92,400	3,720,948	—	3,720,948
Johnson & Johnson	365,466	—	365,466	21,865,831	—	21,865,831
Merck & Co., Inc.	—	45,490	45,490	—	1,382,896	1,382,896
Roche Holding AG (Genusschein)	—	8,737	8,737	—	1,344,919	1,344,919
Wyeth	—	24,865	24,865	—	932,686	932,686

				41,181,493	5,296,879	46,478,372

Industrials 9.3%
Aerospace & Defense 4.3%
BAE Systems PLC (ADR)	—	17,805	17,805	—	397,230	397,230
Boeing Co.	—	28,590	28,590	—	1,219,935	1,219,935
Empresa Brasiliera de Aeronautica SA (ADR)	—	50,013	50,013	—	810,711	810,711
Goodrich Corp.	208,300	—	208,300	7,711,266	—	7,711,266
Honeywell International, Inc.	244,700	—	244,700	8,033,501	—	8,033,501

Pro Forma (DWS Capital Growth VIP & DWS Janus Growth & Income VIP)

Portfolio of Investments (Unaudited)

as of December 31, 2008

	DWS Capital Growth VIP Shares	DWS Janus Growth & Income VIP Shares	Combined Pro Forma Shares	DWS Capital Growth VIP Value ($)	DWS Janus Growth & Income VIP Value ($) **	Combined Pro Forma Value ($)
United Technologies Corp.	200,200	—	200,200	10,730,720	—	10,730,720

				26,475,487	2,427,876	28,903,363

Electrical Equipment 1.7%
Emerson Electric Co.	301,900	—	301,900	11,052,559	—	11,052,559
JA Solar Holdings Co., Ltd. (ADR)*	—	52,345	52,345	—	228,748	228,748
Suntech Power Holdings Co., Ltd. (ADR)*	—	24,612	24,612	—	287,960	287,960

				11,052,559	516,708	11,569,267

Machinery 1.2%
Caterpillar, Inc.	32,200	—	32,200	1,438,374	—	1,438,374
Danaher Corp.	—	13,820	13,820	—	782,350	782,350
Parker Hannifin Corp.	149,200	—	149,200	6,346,968	—	6,346,968

				7,785,342	782,350	8,567,692

Road & Rail 2.1%
Canadian National Railway Co.	254,900	—	254,900	9,370,124	—	9,370,124
Norfolk Southern Corp.	102,800	—	102,800	4,836,740	—	4,836,740

			—	14,206,864	—	14,206,864

Information Technology 21.2%
Communications Equipment 3.6%
Cisco Systems, Inc.*	558,720	35,285	594,005	9,107,136	575,146	9,682,282
Corning, Inc.	—	149,242	149,242	—	1,422,276	1,422,276
Nokia Oyj (ADR)	—	43,038	43,038	—	671,393	671,393
QUALCOMM, Inc.	275,700	36,645	312,345	9,878,331	1,312,990	11,191,321
Research In Motion Ltd.*	—	26,135	26,135	—	1,060,558	1,060,558

				18,985,467	5,042,363	24,027,830

Computers & Peripherals 6.4%
Apple, Inc.*	142,835	23,694	166,529	12,190,967	2,022,283	14,213,250
EMC Corp.*	378,615	80,680	459,295	3,964,099	844,720	4,808,819
Hewlett-Packard Co.	365,000	—	365,000	13,245,850	—	13,245,850
International Business Machines Corp.	134,700	—	134,700	11,336,352	—	11,336,352

				40,737,268	2,867,003	43,604,271

Electronic Equipment, Instruments & Components 1.0%
Amphenol Corp. “A”	—	11,845	11,845	—	284,043	284,043
Mettler-Toledo International, Inc.*	97,300	—	97,300	6,558,020	—	6,558,020

				6,558,020	284,043	6,842,063

Internet Software & Services 0.9%
eBay, Inc.*	—	39,690	39,690	—	554,072	554,072
Google, Inc. “A”*	17,825	—	17,825	5,483,861	—	5,483,861

				5,483,861	554,072	6,037,933

IT Services 3.5%
Accenture Ltd. “A”	324,300	—	324,300	10,633,797	—	10,633,797
Fiserv, Inc.*	137,400	—	137,400	4,997,238	—	4,997,238
Visa, Inc. “A”	129,000	9,960	138,960	6,766,050	522,402	7,288,452
Western Union Co.	—	61,260	61,260	—	878,469	878,469

				22,397,085	1,400,871	23,797,956

Pro Forma (DWS Capital Growth VIP & DWS Janus Growth & Income VIP)

Portfolio of Investments (Unaudited)

as of December 31, 2008

	DWS Capital Growth VIP Shares	DWS Janus Growth & Income VIP Shares	Combined Pro Forma Shares	DWS Capital Growth VIP Value ($)	DWS Janus Growth & Income VIP Value ($) **	Combined Pro Forma Value ($)
Semiconductors & Semiconductor Equipment 2.1%
Broadcom Corp. “A”*	156,200	—	156,200	2,650,714	—	2,650,714
Intel Corp.	763,090	—	763,090	11,186,900	—	11,186,900

				13,837,614	—	13,837,614

Software 3.7%
Adobe Systems, Inc.*	268,475	—	268,475	5,715,833	—	5,715,833
Citrix Systems, Inc.*	—	11,845	11,845	—	279,187	279,187
Electronic Arts, Inc.*	147,700	—	147,700	2,369,108	—	2,369,108
Microsoft Corp.	585,380	53,575	638,955	11,379,787	1,041,498	12,421,285
Nintendo Co., Ltd. (ADR)	—	21,100	21,100	—	1,007,525	1,007,525
Oracle Corp.*	—	192,650	192,650	—	3,415,684	3,415,684

				19,464,728	5,743,894	25,208,622

Materials 7.0%
Chemicals 5.0%
Ecolab, Inc.	294,100	—	294,100	10,337,615	—	10,337,615
Monsanto Co.	154,700	5,455	160,155	10,883,145	383,759	11,266,904
Praxair, Inc.	161,300	8,530	169,830	9,574,768	506,341	10,081,109
Syngenta AG (ADR)	—	48,250	48,250	—	1,888,505	1,888,505

				30,795,528	2,778,605	33,574,133

Metals & Mining 2.0%
Barrick Gold Corp.	316,500	—	316,500	11,637,705	—	11,637,705
Freeport-McMoRan Copper & Gold, Inc.	85,800	—	85,800	2,096,952	—	2,096,952

				13,734,657	—	13,734,657

Telecommunication Services 0.9%
Diversified Telecommunication Services
AT&T, Inc.	219,000	—	219,000	6,241,500	—	6,241,500

Utilities 0.4%
Electric Utilities
Allegheny Energy, Inc.	80,100	—	80,100	2,712,186	—	2,712,186

Total Common Stocks (Cost $574,082,567, $81,633,867 and $655,716,434 respectively)				588,074,013	66,096,192	654,170,205

Preferred Stock 0.0%
Financials
Citigroup, Inc., Series AA, 8.125% (Cost $413,997)	—	18,325	18,325	—	292,284	292,284

Corporate Bonds 0.1%
Consumer Discretionary 0.1%
MGM MIRAGE, 8.5%, 9/15/2010	—	346,000	346,000	—	290,640	290,640

Energy 0.0%
Suntech Power Holdings Co., Ltd., 144A, 3.0%, 3/15/2013	—	623,000	623,000	—	249,979	249,979

Total Corporate Bonds (Cost $850,506)				—	540,619	540,619

Pro Forma (DWS Capital Growth VIP & DWS Janus Growth & Income VIP)

Portfolio of Investments (Unaudited)

as of December 31, 2008

	DWS Capital Growth VIP Shares	DWS Janus Growth & Income VIP Shares	Combined Pro Forma Shares	DWS Capital Growth VIP Value ($)	DWS Janus Growth & Income VIP Value ($) **	Combined Pro Forma Value ($)
Government & Agency Obligations 0.8%
US Treasury Obligations
US Treasury Notes:
1.5%, 10/31/2010	—	844,000	844,000	—	856,594	856,594
2.125%, 1/31/2010	—	2,326,000	2,326,000	—	2,368,612	2,368,612
2.75%, 7/31/2010	—	646,000	646,000	—	669,216	669,216
3.375%, 7/31/2013	—	646,000	646,000	—	705,604	705,604
4.875%, 7/31/2011	—	646,000	646,000	—	712,972	712,972

Total Government & Agency Obligations (Cost $5,164,642)				—	5,312,998	5,312,998

Securities Lending Collateral 21.9%
Daily Assets Fund Institutional, 1.69% (a) (b)	137,751,495	10,735,723	148,487,218	137,751,495	10,735,723	148,487,218
(Cost $137,751,495, $10,735,723, $148,487,218 respectively)

Cash Equivalents 2.6%
Cash Management QP Trust, 1.42% (a)	16,636,327	646,439	17,282,766	16,636,327	646,439	17,282,766
(Cost $16,636,327, $646,439 and $17,282,766 respectively)

Total Investment Portfolio (Cost $728,470,389, $99,445,174, and $827,915,563 respectively) 122.0%				742,461,835	83,624,255	826,086,090
Other Assets and Liabilities, Net (22.0)%				(138,040,166)	(10,876,343)	(149,167,509	)(1)

Net Assets 100.0%				604,421,669	72,747,912	676,918,581	(1)

*	Non-income producing security.
**	DWS Investments has represented that it expects that all of DWS Janus Growth & Income VIP’s portfolio holdings will be liquidated prior to the merger and the proceeds reinvested in other securities so that at the time of the merger, DWS Janus Growth & Income VIP’s portfolio will conform more closely to DWS Capital Growth VIP’s current implementation of its investment object, policies, restrictions and strategies.
(1)	Includes estimated pre-merger transaction costs and one time merger costs of $251,000, which are to be borne by DWS Janus Growth & Income, subject to the limitation described on page 23.
(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents collateral held in connection with securities lending. Income earned is net of borrowers rebates.

ADR: American Depositary Receipt

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of DWS Capital Growth VIP and DWS Janus Growth & Income VIP as of December 31, 2008 giving effect to the proposed acquisition of assets at net asset value as of that date.(1) (2)

	Acquiring	Acquired
	DWS Capital Growth VIP	DWS Janus Growth & Income VIP	Pro Forma Adjustments	Pro Forma Combined	Check
Net Assets
Class A	$593,927,716	$72,747,912	(251,000)	666,424,628	—
Class B	$10,493,953	$—	—	10,493,953	—
Total Net assets	$604,421,669	$72,747,912	(251,000)	676,918,581	—

Shares outstanding
Class A	43,844,542	10,707,778	(5,357,452)	49,194,868	—
Class B	777,803	—		777,803	—

Net Asset Value per share
Class A	13.55	6.79	—	13.55	—
Class B	13.49		—	13.49	—

1)	Assumes the Reorganization had been consummated on December 31, 2008 and is for information purposes only. No assurance can be given as to how many shares of the DWS Capital Growth VIP will be received by the shareholders of the DWS Janus Growth & Income VIP on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the DWS Capital Growth VIP will be received by the shareholders of the DWS Janus Growth & Income VIP that actually will be received on or after such date.

2)	Pro Forma adjustments include estimated one-time merger costs of $251,000 expected to be borne by Janus Growth & Income. Pursuant to the Agreement, Janus Growth & Income will bear all the expenses of the merger, including the Pre-Merger Transaction Costs, subject to the cap agreed to by DIMA. DIMA has agreed to bear all the expenses of the merger, including the Pre-Merger Transaction Costs, to the extent that the expenses of the merger exceed the estimated total one-year economic benefit expected to be realized by Janus Growth & Income through the merger (please see page 23 for a description of how such estimated benefit is calculated). As of December 31, 2008, the estimated one-year economic benefit to Janus Growth & Income was $271,000 and the total estimated expenses of the merger, including the Pre-Merger Transaction Costs, were $251,000. Therefore, based on estimates as of December 31, 2008, the cap agreed to by DIMA is not expected to be triggered and Janus Growth & Income is expected to bear the expected to bear the expenses of the merger. You should note that the above dollar amounts are only estimates and the actual merger costs borne by Janus Growth & Income may be higher or lower.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

As Of December 31, 2008 (Unaudited)

	Acquiring	Acquiring	Pro Forma Adjustments	Pro Forma Combined
	DWS Capital Growth VIP	DWS Janus Growth & Income VIP
Investments, at value	$742,461,835	$83,624,255	$—	$826,086,090
Cash overdraft	$(78,290)	$—	$—	$(78,290)
Other assets less liabilities	$(137,961,876)	$(10,876,343)	$(251,000)	$(149,089,219)

Total Net assets	$604,421,669	$72,747,912	$(251,000)	$676,918,581

Net Assets
Class A	$593,927,716	$72,747,912	$(251,000)	$666,424,628
Class B	$10,493,953	$—	$—	$10,493,953

Total Net assets	$604,421,669	$72,747,912	$(251,000)	$676,918,581
Share Outstanding
Class A	43,844,542	10,707,778	(5,357,452)	49,194,868
Class B	777,803	—	—	777,803

Net Asset Value per Share
Class A	13.55	6.79	—	13.55
Class B	13.49	—	—	13.49

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED December 31, 2008 (Unaudited)

	DWS Capital Growth VIP	DWS Janus Growth & Income VIP	Pro Forma Adjustments		Pro Forma Combined
Investment Income:
Interest and dividend income	$12,186,519	$2,571,390	—		$14,757,909

Total Investment Income	12,186,519	2,571,390			14,757,909
Expenses
Management Fees	3,273,016	897,800	(430,123	)(1)	3,740,693
Services to Shareholders	15,046	1,438			16,484
Administration Fee	879,862	76,972	51,458	(1)	1,008,292
Custodian Fees	66,128	32,869			98,997
Fund Accounting		25,585	(25,585	)(1)	—
Distribution Service Fees	37,000	3,511			40,511
Professional Fees	95,226	69,314	(13,543	)(1)	150,997
Trustees Fees	45,567	19,156			64,723
Reports to Shareholders	49,388	26,734			76,122
Other Expenses	30,997	17,765	—		48,762

Total expenses before reductions	4,492,230	1,171,144	(417,793)		5,245,581
Expense reductions	(119,918)	(7,973)	(123,779)		(251,670)

Expenses, net	4,372,312	1,163,171	(541,572)		4,993,911

Net investment income (loss)	7,814,207	1,408,219	541,572		9,763,998

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments	23,279,165	(15,768,982)	—		7,510,183
Foreign currency related transactions	(106,168)	72,581	—		(33,587)

Net unrealized appreciation (depreciation) on:
Investments	(355,391,930)	(48,908,666)	—		(404,300,596)
Foreign currency related transactions	2,427	(170,089)	—		(167,662)

Net increase in net assets from operations	$(324,402,299)	$(63,366,937)	$541,572		$(387,227,664)

(1)	Pro forma operation expense are based on the actual expenses of DWS Capital Growth VIP and DWS Janus Growth & Income VIP. With certain expenses adjusted to reflect the estimated expenses of the combined entity. The management fee and administrative fee has been calculated for the combined Funds based on the fee schedule in effect for DWS Capital Growth VIP at the combined level of average net assets for the period ended December 31, 2008.

The accompanying notes are an integral part of the financial statements.

Notes to Pro Forma Combining Financial Statements

December 31, 2008

These financial statements set forth the unaudited pro forma combined condensed Statement of Assets and Liabilities as of December 31, 2008, and the unaudited pro forma combined condensed Statement of Operations for the year ended December 31, 2008 for DWS Capital Growth VIP and DWS Janus Growth & Income VIP, as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisitions would be accomplished by an acquisition of the net assets of DWS Janus Growth & Income VIP in exchange for shares of DWS Capital Growth VIP at net asset value. Following the acquisition, DWS Capital Growth VIP will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors/Trustees.

Federal Income Taxes

At December 31, 2008, the DWS Capital Growth VIP had a net tax basis capital loss carry-forward of approximately $227,747,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the expiration date which range from December 31, 2009 to December 31, 2012, whichever occurs first, subject to certain limitations under Sections 382-384 of the Internal Revenue Code. During the year ended December, 2008, the DWS Capital Growth Fund utilized $29,828,000 and lost through expiration $19,244,000 of prior year capital loss carry-forwards.

At December 31, 2008, the DWS Janus Growth & Income VIP had a net tax basis capital loss carry-forward of approximately $8,636,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the expiration date of December 31, 2016, whichever occurs first.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, DWS Capital Growth VIP intends to continue to qualify as a regulated investment company.

<pre>

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                        OF EACH OF THE LISTED PORTFOLIOS:

                              ---------------------

DWS Investments VIT Funds
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP

DWS Variable Series I
     DWS Bond VIP                            DWS Growth & Income VIP
     DWS Capital Growth VIP                  DWS Health Care VIP
     DWS Global Opportunities VIP            DWS International VIP

DWS Variable Series II
     DWS Balanced VIP                        DWS International Select Equity VIP
     DWS Blue Chip VIP                       DWS Janus Growth & Income VIP
     DWS Conservative Allocation VIP         DWS Large Cap Value VIP
     DWS Core Fixed Income VIP               DWS Mid Cap Growth VIP
     DWS Davis Venture Value VIP             DWS Moderate Allocation VIP
     DWS Dreman High Return Equity VIP       DWS Money Market VIP
     DWS Dreman Small Mid Cap Value VIP      DWS Small Cap Growth VIP
     DWS Global Thematic VIP                 DWS Strategic Income VIP
     DWS Government & Agency Securities VIP  DWS Technology VIP
     DWS Growth Allocation VIP               DWS Turner Mid Cap Growth VIP
     DWS High Income VIP

--------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and  Redemptions" or "Net Asset Value,  Purchase and Redemption of
Shares" section of each Portfolio's Statement of Additional Information:

Revenue Sharing

In light of recent  regulatory  developments,  the Advisor,  the Distributor and their affiliates have undertaken to furnish certain additional information below regarding  the  level  of  payments  made  by them to  selected  affiliated  and unaffiliated  brokers,  dealers,  participating  insurance  companies  or  other financial  intermediaries  ("financial  advisors") in  connection  with the sale and/or  distribution of Portfolio  shares or the retention  and/or  servicing of investors and Portfolio shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation,  out of their own assets and not as an  additional  charge to each
Portfolio, to financial advisors in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and
Portfolio  shares.  Such  revenue  sharing  payments  are  in  addition  to  any distribution or service fees payable under any Rule 12b-1 or service plan of any portfolio,  any record  keeping/sub-transfer  agency/networking  fees payable by each Portfolio  (generally  through the Distributor or an affiliate)  and/or the
Distributor to certain  financial  advisors for performing such services and any
sales  charges,   commissions,   non-cash  compensation  arrangements  expressly
permitted under applicable rules of FINRA or other concessions  described in the fee  table  or  elsewhere  in the  Prospectuses  or the  SAI as  payable  to all financial  advisors.  For example,  the Advisor,  the  Distributor  and/or their affiliates may compensate  financial  advisors for providing each Portfolio with
"shelf space" or access to a third party platform or portfolio offering list, or other  marketing  programs  including,  without  limitation,  inclusion  of each
Portfolio on preferred or  recommended  sales lists,  mutual fund  "supermarket"
platforms and other formal sales programs;  granting the  Distributor  access to the financial  advisor's  sales force;  granting the  Distributor  access to the financial  advisor's  conferences  and  meetings;  assistance  in  training  and educating the  financial  advisor's  personnel;  and,  obtaining  other forms of marketing  support.  The level of revenue  sharing  payments  made to  financial advisors may be a fixed fee or based upon one or more of the following  factors:
gross  sales,  current  assets  and/or  number  of  accounts  of each  Portfolio attributable  to the financial  advisor,  the particular  portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination  thereof. The amount of these payments is determined at the discretion of the Advisor,  the  Distributor and/or  their  affiliates  from  time to time,  may be  substantial,  and may be different for different financial advisors based on, for example,  the nature of the services provided by the financial advisor.

The Advisor,  the  Distributor  and/or their  affiliates  currently make revenue sharing  payments  from  their own  assets in  connection  with the sale  and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial  advisors in amounts that

generally  range from .01% up to .50% of assets of the  Portfolio  serviced  and maintained  by the  financial  advisor,  .05% to .25% of sales of the  Portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000,  or any combination  thereof.  These amounts are annual figures  typically paid on a quarterly basis and are subject to change at the discretion of the Advisor,  the
Distributor  and/or their affiliates.  Receipt of, or the prospect of receiving,
this   additional   compensation,   may  influence  your   financial   advisor's
recommendation  of  this  Portfolio  or of any  particular  share  class  of the
Portfolio.  You should review your financial advisor's  compensation  disclosure and/or talk to your  financial  advisor to obtain more  information  on how this compensation may have influenced your financial advisor's recommendation of this
Portfolio.

The Advisor,  the Distributor and/or their affiliates may also make such revenue sharing  payments  to  financial  advisors  under the terms  discussed  above in connection  with  the  distribution  of both  DWS  funds  and  non-DWS  funds by financial  advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded  retirement plan platform (the  "Platform")
with the level of revenue  sharing  payments  being based upon sales of both the
DWS funds and the  non-DWS  funds by the  financial  advisor on the  Platform or current  assets  of both  the DWS  funds  and the  non-DWS  funds  serviced  and maintained by the financial advisor on the Platform.

As of the date hereof,  each  Portfolio  has been advised that the Advisor,  the
Distributor  and their  affiliates  expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International

                                       2

First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company

                                       3

Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions,  modifications or deletions to the financial advisors  identified above that have occurred since the date hereof are not reflected.

The Advisor,  the  Distributor  or their  affiliates  may enter into  additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The  prospect  of  receiving,  or the  receipt  of  additional  compensation  or promotional  incentives  described above by financial  advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular  DWS fund over sales of shares of mutual funds (or  non-mutual  fund  investments)  with  respect to which the  financial advisor does not receive additional compensation or promotional  incentives,  or receives  lower levels of additional  compensation  or  promotional  incentives.
Similarly,  financial advisors may receive different  compensation or incentives that may influence  their  recommendation  of any particular  share class of the
Portfolio or of other portfolios. These payment arrangements,  however, will not change the price that an investor pays for  Portfolio  shares or the amount that the Portfolio  receives to invest on behalf of an investor and will not increase
Portfolio expenses.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and you should discuss this matter with your  financial  advisor and review your financial advisor's disclosures.

It is likely that  broker-dealers  that execute  portfolio  transactions for the
Portfolio  will  include  firms that also sell  shares of the DWS funds to their customers.  However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio  transactions for the DWS funds. Accordingly,  the Advisor has implemented policies and procedures reasonably  designed to prevent its traders from  considering  sales of DWS fund shares as a factor in the  selection  of  broker-dealers  to  execute  portfolio transactions for the Portfolio. In addition, the Advisor, the Distributor and/or their  affiliates  will not use fund  brokerage to pay for their  obligation  to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

December 31, 2008

                                       4

Supplement to the currently effective Statements of Additional Information for the listed Portfolios:

--------------------------------------------------------------------------------
DWS Variable Series I:

DWS Bond VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP

DWS Variable Series II:

DWS Balanced VIP
DWS Blue Chip VIP
DWS Conservative Allocation VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS Growth Allocation VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth & Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Moderate Allocation VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP
--------------------------------------------------------------------------------

The following replaces similar language in the "Investment Policies and
Techniques -- General Characteristics of Options" section of the Portfolios'
Statements of Additional Information:

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described in the section entitled "Asset Segregation."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, each Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving each Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect each Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a
European

style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing
Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii)
trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the
OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each
Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with each Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, each
Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the
Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received
(or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that
OTC options purchased by each Portfolio, and portfolio securities "covering" the amount of each Portfolio's obligation pursuant to an OTC option sold by it (the cost of any sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If each Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase each Portfolio's income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by each
Portfolio must be "covered" (i.e., each Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though each Portfolio will receive the option premium to help protect it against loss, a call sold by each Portfolio exposes each Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require each Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of each Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that each Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio's net assets; the value of the aggregate premiums paid for all put and call options held by each of these
Portfolios will not exceed 20% of its total assets.

               Please Retain This Supplement for Future Reference

October 22, 2008

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                        OF EACH OF THE LISTED PORTFOLIOS:

--------------------------------------------------------------------------------
DWS Investments VIT Funds

DWS Equity 500 Index VIP
DWS Small Cap Index VIP
--------------------------------------------------------------------------------
DWS Variable Series I

DWS Bond VIP                              DWS Growth & Income VIP
DWS Capital Growth VIP                    DWS Health Care VIP
DWS Global Opportunities VIP              DWS International VIP
--------------------------------------------------------------------------------
DWS Variable Series II

DWS Balanced VIP                          DWS International Select Equity VIP
DWS Blue Chip VIP                         DWS Janus Growth & Income VIP
DWS Conservative Allocation VIP           DWS Large Cap Value VIP
DWS Core Fixed Income VIP                 DWS Mid Cap Growth VIP
DWS Davis Venture Value VIP               DWS Moderate Allocation VIP
DWS Dreman High Return Equity VIP         DWS Small Cap Growth VIP
DWS Dreman Small Mid Cap Value VIP        DWS Strategic Income VIP
DWS Global Thematic VIP                   DWS Technology VIP
DWS Government & Agency Securities VIP    DWS Turner Mid Cap Growth VIP
DWS Growth Allocation VIP
DWS High Income VIP

Effective on or about September 2, 2008, disclosure in the Portfolio's Statement of Additional Information that describes the methods of segregating assets or otherwise "covering" transaction, shall no longer apply, and the following disclosure replaces similar disclosure, or for certain funds is added as new disclosure, in each Portfolio's Statement of Additional Information:

Asset Segregation

Certain investment transactions expose the Portfolio to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Portfolio engages in such transactions, the Portfolio will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the
Portfolio segregates sufficient cash or other liquid assets or otherwise
"covers" its obligations under such transactions, the Portfolio will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Portfolio.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Portfolio will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Portfolio will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Portfolio may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and
Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Portfolio.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a
Portfolio's assets for segregation and cover purposes could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations. Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the
Portfolio that may be at risk with respect to certain derivative transactions.

               Please Retain This Supplement for Future Reference

Supplement to the currently effective Statements of Additional Information of each of the funds/portfolios listed below:

Cash Account Trust                         DWS Equity Partners Fund                  DWS Small Cap Core Fund
    Government and Agency Securities       DWS Europe Equity Fund                    DWS Small Cap Growth Fund
    Portfolio                              DWS Floating Rate Plus Fund               DWS Small Cap Value Fund
     Davidson Cash Equivalent Shares       DWS Global Bond Fund                      DWS Strategic Government Securities Fund
     Davidson Cash Equivalent Plus Shares  DWS Global Opportunities Fund             DWS Strategic High Yield Tax-Free Fund
     DWS Government & Agency Money Fund    DWS Global Thematic Fund                  DWS Strategic Income Fund
     Capital Assets Funds Shares           DWS GNMA Fund                             DWS Target 2010 Fund
     Premier Money Market Shares           DWS Gold & Precious Metals Fund           DWS Target 2011 Fund
     Service Shares                        DWS Growth & Income Fund                  DWS Target 2012 Fund
    Money Market Portfolio                 DWS Health Care Fund                      DWS Target 2013 Fund
     Capital Assets Funds Shares           DWS High Income Fund                      DWS Target 2014 Fund
     Capital Assets Funds Preferred Shares DWS High Income Plus Fund                 DWS Technology Fund
     Davidson Cash Equivalent Shares       DWS Inflation Protected Plus Fund         DWS U.S. Bond Index Fund
     Davidson Cash Equivalent Plus Shares  DWS Intermediate Tax/AMT Free Fund        DWS Value Builder Fund
     Premier Money Market Shares           DWS International Fund                    DWS Variable Series I
     Premium Reserve Money Market Shares   DWS International Select Equity Fund       DWS Bond VIP
     Service Shares                        DWS International Value Opportunities      DWS Capital Growth VIP
    Tax-Exempt Portfolio                     Fund                                     DWS Global Opportunities VIP
     Capital Assets Funds Shares           DWS Investments VIT Funds                  DWS Growth & Income VIP
     Davidson Cash Equivalent Shares        DWS Equity 500 Index VIP                  DWS Health Care VIP
     DWS Tax-Free Money Fund Class S        DWS Small Cap Index VIP                   DWS International VIP
     DWS Tax-Exempt Money Fund             DWS Japan Equity Fund                     DWS Variable Series II
     Premier Money Market Shares           DWS Large Cap Value Fund                   DWS Balanced VIP
     Service Shares                        DWS Large Company Growth Fund              DWS Blue Chip VIP
     Tax Free Investment Class             DWS Latin America Equity Fund              DWS Conservative Allocation VIP
Cash Reserve Fund, Inc.                    DWS LifeCompass 2015 Fund                  DWS Core Fixed Income VIP
    Prime Series                           DWS LifeCompass 2020 Fund                  DWS Davis Venture Value VIP
     Prime Shares                          DWS LifeCompass 2030 Fund                  DWS Dreman High Return Equity VIP
DWS Alternative Asset Allocation Plus Fund DWS LifeCompass 2040 Fund                  DWS Dreman Small Mid Cap Value VIP
DWS Balanced Fund                          DWS LifeCompass Income Fund                DWS Global Thematic VIP
DWS Blue Chip Fund                         DWS LifeCompass Protect Fund               DWS Government & Agency Securities VIP
DWS California Tax-Free Income Fund        DWS LifeCompass Retirement Fund            DWS Growth Allocation VIP
DWS Capital Growth Fund                    DWS Lifecycle Long Range Fund              DWS High Income VIP
DWS Climate Change Fund                    DWS Managed Municipal Bond Fund            DWS International Select Equity VIP
DWS Commodity Securities Fund              DWS Massachusetts Tax-Free Fund            DWS Janus Growth & Income VIP
DWS Communications Fund                    DWS Micro Cap Fund                         DWS Large Cap Value VIP
DWS Core Fixed Income Fund                 DWS Mid Cap Growth Fund                    DWS Mid Cap Growth VIP
DWS Core Plus Allocation Fund              DWS Money Market Prime Series              DWS Moderate Allocation VIP
DWS Core Plus Income Fund                       DWS Money Market Fund                 DWS Money Market VIP
DWS Disciplined Long/Short Growth Fund          DWS Cash Investment Trust Class A     DWS Small Cap Growth VIP
DWS Disciplined Long/Short Value Fund           DWS Cash Investment Trust Class B     DWS Strategic Income VIP
DWS Disciplined Market Neutral Fund             DWS Cash Investment Trust Class C     DWS Technology VIP
DWS Dreman Concentrated Value Fund              DWS Cash Investment Trust Class S     DWS Turner Mid Cap Growth VIP
DWS Dreman High Return Equity Fund         DWS Money Market Series                   Investors Cash Trust
DWS Dreman Mid Cap Value Fund                   Premium Class S                          Treasury Portfolio
DWS Dreman Small Cap Value Fund                 Prime Reserve Class S                     Premier Money Market Shares
DWS EAFE(R) Equity Index Fund                DWS New York Tax-Free Income Fund              DWS U.S. Treasury Money Fund Class S
DWS Emerging Markets Equity Fund           DWS RREEF Global Infrastructure Fund           Investment Class Shares
DWS Emerging Markets Fixed Income Fund     DWS RREEF Global Real Estate Securities   NY Tax Free Money Fund
DWS Enhanced S&P 500 Index Fund                Fund                                  Tax Free Money Fund Investment
DWS Equity 500 Index Fund                  DWS RREEF Real Estate Securities Fund     Tax-Exempt California Money Market Fund
DWS Equity Income Fund                     DWS S&P 500 Index Fund
                                           DWS Short Duration Fund
                                           DWS Short Duration Plus Fund
                                           DWS Short-Term Municipal Bond Fund

Effective July 16, 2008, DWS Scudder Investments will change its name to DWS
Investments. In addition, the Web site for DWS funds will change to
www.dws-investments.com.

Also, effective July 16, 2008, several service providers to the funds and retirement plans will change their names. The new names will be as follows:

Current Name                                              New Name, effective July 16, 2008
------------                                              ---------------------------------
DWS Scudder Distributors, Inc.                            DWS Investments Distributors, Inc. ("DIDI")
DWS Scudder Fund Accounting Corporation                   DWS Investments Fund Accounting Corporation ("DIFA")
DWS Scudder Investments Service Company                   DWS Investments Service Company ("DISC")
DWS Scudder Wholesalers                                   DWS Investments Wholesalers
DWS Scudder Flex Plan                                     DWS Investments Flex Plan
DWS Scudder Individual Retirement Account (IRA)           DWS Investments Individual Retirement Account (IRA)
DWS Scudder Horizon Plan                                  DWS Investments Horizon Plan
DWS Scudder Profit Sharing and Money Purchase Pension     DWS Simplified Profit Sharing and Money Purchase Pension
    Plans                                                     Plans
DWS Scudder 401(k) Plan                                   DWS Investments 401(k) Plan
DWS Scudder 403(b) Plan                                   DWS Investments 403(b) Plan
DWS Scudder IRA                                           DWS Investments IRA

References to the designation "DWS Scudder" contained in the "Management"
section of each of the funds' Statements of Additional Information are hereby changed to "DWS Investments." DWS Investments is part of Deutsche Bank's Asset
Management division and, within the United States, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas,
Deutsche Investment Management Americas Inc. and DWS Trust Company.

               Please Retain this Supplement for Future Reference

July 16, 2008

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2008

                              CLASS A AND B SHARES

                              DWS VARIABLE SERIES I

              Two International Place, Boston, Massachusetts 02110

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series I
(the "Fund") dated May 1, 2008, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling (800) 778-1482, and is also available along with other related materials on the Securities and Exchange
Commission Internet Web site (http://www.sec.gov). The prospectus is also available from insurance companies that offer one or more of the Fund's portfolios as an investment option (the "Participating Insurance Companies").

DWS Variable Series I offers a choice of six portfolios (each a "Portfolio,"
collectively, the "Portfolios"), in connection with certain variable life insurance and variable annuity contracts ("Contract(s)") offered by
Participating Insurance Companies. Each Portfolio is a series of the Fund.

Portions of the Annual Report for each Portfolio for the fiscal year ended
December 31, 2007 are incorporated herein by reference, as specified herein. A copy of each Portfolio's Annual Report may be obtained without charge from the
Fund by calling (800) 778-1482. This Statement of Additional Information is
incorporated by reference into the corresponding prospectuses for each class of share of each Portfolio noted below.

The six portfolios are:

                                  DWS BOND VIP
                             DWS GROWTH & INCOME VIP
                             DWS CAPITAL GROWTH VIP
                          DWS GLOBAL OPPORTUNITIES VIP
                              DWS INTERNATIONAL VIP
                               DWS HEALTH CARE VIP

                                TABLE OF CONTENTS

                                                                            Page
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                             INVESTMENT RESTRICTIONS

The following fundamental policies may not be changed with respect to any
Portfolio without the approval of the majority of outstanding voting securities of that Portfolio which, under the Investment Company Act of 1940, as amended
(the "1940 Act"), and the rules thereunder and as used in this Statement of
Additional Information, means the lesser of (1) 67% of the shares of that
Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2)
more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

As a matter of fundamental policy, the Fund may not on behalf of any Portfolio:

1.       borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.       issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.       For all Portfolios (except DWS Health Care VIP): concentrate its investments in a particular industry, as that term is used in the 1940
         Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.       purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

5.       engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6.       purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities; or

7.       make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Board of Trustees of the Fund has voluntarily adopted policies and restrictions which are observed in the conduct of the
Fund's affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend on behalf of the indicated Portfolio(s):

1.       to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio's registration statement which may be deemed to be borrowings;

2.       For all Portfolios (except DWS Bond VIP): to enter into either of reverse repurchase agreements or dollar rolls in an amount greater than
         5% of its total assets;

3.       to purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

4.       to purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

5.       For all Portfolios (except DWS Bond VIP): to enter into futures contracts or purchase options thereon, unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5%
         of the fair market value of the Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, and in-the-money amount may be excluded in computing the 5% limit;

6.       For Bond VIP: to invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts;

7.       to purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

8.       to lend portfolio securities in an amount greater than 33 1/3% of its total assets;

9.       to acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F)
         or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. (See "NET ASSET VALUE.")

Master/feeder Fund Structure

The Fund's Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Temporary Defensive Policy. For temporary defensive purposes, each Portfolio may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Portfolio would not be pursuing, and may not achieve, its investment objective.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

DWS Variable Series I is an open-end, registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of six diversified portfolios: DWS Bond VIP, DWS Growth & Income VIP,
DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Health Care VIP and
DWS International VIP: (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to be offered to the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Rule 12b-1
Distribution Plan.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each
Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Portfolio's assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Portfolios, but, to the extent employed, could from time to time have a material impact on a
Portfolio's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio's applicable prospectus.

Borrowing. As a matter of fundamental policy, each Portfolio will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio's volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a
Portfolio's borrowings will be fixed, the Portfolio's assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Asset-Backed Securities. Asset backed securities may include pools of mortgages
("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. DWS Health Care VIP may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest.
However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) and smaller banks as described below. Although the
Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by
US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank
Insurance Fund or the Savings Association Insurance Fund administered by the
Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or
Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated
maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some
CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B,
C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest.
Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Common Stock. DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global
Opportunities VIP, DWS International VIP and DWS Health Care VIP invest in common stock. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Each Portfolio may invest in convertible securities;
that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated
or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs").

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. DWS Global Opportunities VIP, DWS International VIP and DWS
Health Care VIP may each invest in sponsored or unsponsored American Depositary
Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary
Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of
Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored
Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored
Depositary Receipts are not obligated to disclose material information in the
United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary
Receipts which are bought and sold in the United States and are typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and IDRs and other types of Depositary
Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the DWS Growth & Income VIP, DWS Capital Growth VIP and DWS
International VIP investment policies, the Portfolios' investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers'
stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.
However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Bond VIP may invest in all types of direct debt investments, but among these investments the Portfolio currently intends to invest primarily in direct loans and trade claims.

When the Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the Portfolio's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio's portfolio and calculating its net asset value. In order to lessen liquidity risk, the
Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio's net assets to be illiquid. Trade claims may also present a tax risk to the Portfolio. The
Portfolio will not invest in trade claims if it effects the Portfolio's qualification as a regulated investment company under Subchapter M of the
Internal Revenue Code.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a
Portfolio to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.
Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio.
For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted
above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage
Corporation ("FHLMC") CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC
Participation Certificates ("PCs"), payments of principal and interest on the
CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100%
of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the
"pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Portfolio's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a
Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference
(the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio's shares, generally will fluctuate with (a)
changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed income securities, and the extent to which a
Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth
VIP, DWS Global Opportunities VIP and DWS International VIP may each invest, except as applicable to debt securities generally, in US dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor. DWS Bond VIP may invest up to 25% of its assets in non-US dollar-denominated foreign debt securities. DWS Growth & Income VIP may invest up to 25% of its assets in non-US dollar denominated equity securities of foreign issuers. DWS Capital Growth VIP may invest up to 25% of its assets, and
DWS Global Opportunities VIP and DWS International VIP may invest without limit, in non-US dollar-denominated equity securities of foreign issuers.

Foreign Securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries.
Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.
Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the
SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. DWS Bond VIP, DWS Capital Growth VIP and DWS Global
Opportunities VIP may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Ba by Moody's or below BB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk)
securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a
Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings.
Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale
("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the
Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded.
Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the
Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a
Portfolio.

Impact of Large Redemptions and Purchases of Portfolio Shares. From time to time, shareholders of a Portfolio (which may include affiliated and/or non-affiliated registered investment companies that invest in a Portfolio) may make relatively large redemptions or purchases of Portfolio shares. These transactions may cause a Portfolio to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Portfolio's performance to the extent that a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Portfolio's expense ratio.

Impact of Sub-Prime Mortgage Market. A Portfolio may invest in companies that may be affected by the downturn in the sub-prime mortgage lending market in the
US. Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting. The downturn in the sub-prime mortgage-lending market has had, and may continue to have, a far-reaching impact on the broader securities market, especially in the sub-prime, asset-backed and other debt related securities markets. In addition to performance issues, the reduced investor demand for sub-prime, asset-backed and other debt related securities as a result of the downturn has created liquidity and valuation issues for these securities. A
Portfolio's investments related to or impacted by the downturn in the sub-prime mortgage lending market may cause the overall value of a Portfolio to decrease.

Indexed Securities. DWS Bond VIP may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a
Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Interfund Borrowing and Lending Program. The Fund, on behalf of each Portfolio, has received exemptive relief from the Securities and Exchange Commission
("SEC") which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value
("NAVs"). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector
Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment-Grade Bonds. Each Portfolio may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P
or, if unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash").
Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors.
Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust and DWS Trust Company, or one or more future entities for which Deutsche Asset
Management acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the
1940 Act. Investment by a Portfolio in shares of the Central Funds will be in accordance with the Portfolio's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio's aggregate investment in the Central Funds does not exceed
25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The DWS Health Care VIP may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio's portfolio as its assets increase (and thus have a more limited effect on the Portfolio's performance).

Lending of Portfolio Securities. Each Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a portfolio. A portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a portfolio at any time, and (d) a portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. DWS Bond VIP,
DWS Global Opportunities VIP and DWS Growth & Income VIP may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates will often lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the
Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the
"GNMA" are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA.
GNMA is a wholly owned US Government corporation within the Department of
Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the "FHLMC." Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development.
Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers.
Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by
Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home
Loan Banks. FHLMC issues PCs which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the
Portfolios' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the
Advisor determines that the securities meet the Portfolios' quality standards.
Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. DWS Bond VIP will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Municipal Obligations. DWS Bond VIP may invest in municipal obligations.
Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation
Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction
Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and
Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond
Anticipation Notes are sold to provide interim financing and Construction Loan
Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability
(without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Portfolio may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for a
Portfolio's purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of
1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Portfolio are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Portfolio believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Portfolio's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

DWS Bond VIP may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. DWS Bond VIP has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than
5% of the Portfolio's total assets.

Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of a
Portfolio's participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets.
Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM)
represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on
CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. DWS Bond VIP will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.
Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

DWS Bond VIP may also invest in residual interests in asset-backed securities.
In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual interest in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require DWS
Bond VIP to dispose of any then existing holdings of such securities.

Real Estate Investment Trusts ("REITs"). DWS Bond VIP, DWS Growth & Income VIP,
DWS Global Opportunities VIP and DWS Health Care VIP may each invest in REITs.
REITs are sometimes informally categorized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.
Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of a Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market prices of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the
Investment Company Act of 1940, as amended. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. On behalf of a Portfolio, the Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a
Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a
Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the
Portfolio, the Fund seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the
Obligation, in which case a Portfolio may incur a loss if the proceeds to a
Portfolio of the sale to a third party are less than the repurchase price.
However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Restructuring Instruments. DWS Bond VIP hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, the Portfolio may accept various instruments if the investment adviser determines it is in the best interests of the Portfolio and consistent with the portfolio's investment objective and policies. Such instruments may include, but not limited to, warrants, rights, participation interests in assets sales and contingent-interest obligations.

Reverse Repurchase Agreements. Each Portfolio may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed upon time and price. The Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Portfolio will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Short Sales Against the Box. DWS Health Care VIP may make short sales of common stocks if, at all times when a short position is open, a Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Portfolio may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk.
The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal
("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS(TM)") and
Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve
Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or
"Separate Trading of Registered Interest and Principal of Securities." Under the
STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash)
payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The
Asian Development Bank and the InterAmerican Development Bank. Obligations of
supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. DWS Bond VIP may invest in Trust Preferred
Securities, which are hybrid instruments issued by a special purpose trust (the
"Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred
Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special
Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected.
Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred
Securities may be issued in reliance on Rule 144A under the Securities Act of
1933, as amended, and, unless and until registered, are restricted securities;
there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.

US Government Securities. There are two broad categories of US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes,
Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance.
Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United
States (such as Maritime Administration Title XI Ship Financing Bonds and Agency
for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as
Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds),
while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Portfolio's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in
US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain
Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio's average portfolio maturity. As a result, a Portfolio's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. Each Portfolio may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.

When-Issued Securities. A Portfolio may from time to time purchase securities on a "when-issued" or "forward delivery" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital
Growth VIP and DWS Global Opportunities VIP may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Strategic Transactions and Derivatives. A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in its portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called
"Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio's assets (10% for DWS Bond VIP with respect to currency exposure and 15% for DWS Bond VIP with respect to credit default swaps) will be committed to Strategic Transactions entered into for non-hedging purposes.

Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each
Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a
Portfolio, and a Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) as required by law.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a
Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a
Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.
Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic
Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation
("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii)
trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the
OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each
Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the
Counterparty to sell the option back to a Portfolio at a formula price within seven days. Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from
Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including US
Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be
"covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a
Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including US
Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than
50% of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a
Portfolio may be required to buy the underlying security at a disadvantageous price above the market price. DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio's net assets; the value of the aggregate premiums paid for all put and call options held by each of these Portfolios will not exceed 20% of its total assets.

General Characteristics of Futures. Each Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or any option may expire) without the corresponding purchase of securities.

The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the
Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. Each Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Portfolio (subject to the limitations pertaining to certain Portfolios described below) may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or
Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Each Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a
Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

DWS Bond VIP will limit its currency exposure to 10% of its total assets measured by the market value of non-U.S. dollar holdings netted with the market value of currency forward contracts.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a
Portfolio's portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for US dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a
Portfolio enters into a currency transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the
Portfolios may enter are, currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest,
e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts and will invest in these instruments only for hedging purposes.

DWS Bond VIP may invest up to 15% of its total assets in credit default swaps for both hedging and non-hedging purposes (measured by the notional amount of the contract).

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio's holdings, or
"selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the Portfolio's assets may be invested in credit default swaps for purposes of buying credit protection on individual securities if the Portfolio does not own the individual security or securities at the time of the investment. Where the Portfolio is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Portfolio's restrictions on investing in illiquid securities.

If the Portfolio is a buyer of a credit default swap and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if the Portfolio is a buyer and an event of default occurs, the Portfolio will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.
Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly.

The Portfolio may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the
Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan
Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX
EM, the Portfolio is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Portfolio's restrictions on investing in illiquid securities.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the
US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent a Portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the
Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to the Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a
Portfolio's obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a
Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a
Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single
Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Portfolio's prospectus. Each Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Portfolio.

Each Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively
"DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Portfolio's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of each Portfolio's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Portfolio's
Trustees/Directors must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Portfolio or
DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Portfolio's Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each
Portfolio and information derived therefrom, including, but not limited to, how each Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Portfolio's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the portfolios' Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, New York 10154, is part of Deutsche
Asset Management ("DeAM"), and serves as the investment advisor for each
Portfolio. Under the supervision of the Board of Trustees, DIMA or a subadvisor makes the Portfolios' investment decisions, buys and sells securities for each
Portfolio and conducts research that leads to these purchase and sale decisions.
The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Advisor or subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management ("DeAM") is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company
Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

Each Portfolio is managed by a team of investment professionals who each play an important role in the Portfolio's management process. Team members work together to develop investment strategies and select securities for a Portfolio's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits
Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio's prospectus, as of the date of the Portfolio's prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary management responsibilities.

Pursuant to an Investment Management Agreement between DIMA and each Portfolio
(the "Investment Management Agreements"), the Advisor provides continuing investment management of the assets of the Portfolios. In addition to the investment management of the assets of the Portfolios, the Advisor determines the investments to be made for the Portfolios, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio's policies as stated
in its Prospectus and SAI, or as adopted by the Portfolios' Board. The Advisor will also monitor, to the extent not monitored by the Portfolios' administrator or other agent, the Portfolios' compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Portfolio's Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Portfolio's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Portfolio, including the Portfolio's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreements provide that the Portfolios are generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments;
maintenance of books and records that are maintained by the Portfolios, the
Portfolios' custodian, or other agents of the Portfolios; taxes and governmental fees; fees and expenses of the Portfolios' accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios'
business.

The Investment Management Agreements allow the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the
Board, including a majority of the Board who are not interested persons of the
Portfolios, and, if required by applicable law, subject to a majority vote of the Portfolios' shareholders.

The Investment Management Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment
Management Agreements may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolios on 60 days' written notice.

For all services provided under the Investment Management Agreements, each
Portfolio pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

                   Fund                              Management Fee Rate
                   ----                              -------------------
DWS Bond VIP                                     0.390% to $250 million
                                                 0.365% next $750 million
                                                 0.340% thereafter
DWS Capital Growth VIP                           0.390% to $250 million
                                                 0.365% next $750 million
                                                 0.340% thereafter
DWS Global Opportunities VIP                     0.890% first $500 million
                                                 0.875% next $500 million
                                                 0.860% next $1.0 billion
                                                 0.845% thereafter
DWS Growth & Income VIP                          0.390% to $250 million
                                                 0.365% next $750 million
                                                 0.340% thereafter
DWS Health Care VIP                              0.665% to $250 million
                                                 0.640% next $750 million
                                                 0.615% next $1.5 billion
                                                 0.595% next $2.5 billion
                                                 0.565% next $2.5 billion
                                                 0.555% next $2.5 billion
                                                 0.545% next $2.5 billion
                                                 0.535% thereafter
DWS International VIP                            0.790% to $500 million
                                                 0.640% thereafter

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

The Investment Management Agreements for the Portfolios, each dated June 1,
2006, were last renewed by the Trustees on September 18, 2007. Each Agreement
continues in effect until September 30, 2008 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The
Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

For its investment management services, the Advisor received the amounts for the years as indicated, from each Portfolio:

                                       % of the average daily
                                         net asset values of
                                        each Portfolio as of
              Portfolio                    fiscal year end            2007           2006(1)          2005(1)
              ---------                    ---------------            ----           -------          -------
DWS Bond VIP(3)                               0.39%                  $873,517         $910,424        $865,302
DWS Growth & Income VIP(4)                    0.38%                $1,103,548(2)    $1,359,770      $1,335,546
DWS Capital Growth VIP(5)                     0.36%                $4,224,782(2)    $4,272,143      $4,421,003
DWS Global Opportunities VIP(6)               0.87%                $3,148,776(2)    $3,165,067      $2,754,030
DWS International VIP(7)                      0.74%                $5,588,748       $5,225,483      $4,841,891
DWS Health Care VIP                           0.67%                  $745,355         $879,239        $959,087

(1)      Prior to June 1, 2006, these fees included an administrative service fee.

(2)      $28,536 was waived for DWS Growth & Income VIP, $118,582 was waived for
         DWS Capital Growth VIP, and $85,694 was waived for DWS Global
         Opportunities VIP.

(3)      Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of Bond VIP will not exceed 0.63% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
         Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008. Prior to June 1,
         2006, the investment management fee for DWS Bond VIP was calculated according to the following schedule: 0.475% of average daily net assets. Pursuant to their respective agreements with DWS Variable
         Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares and Class B shares (DWS Bond VIP Class B commenced operations on May 2,
         2005) of DWS Bond VIP to 0.71% and 1.11%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had agreed, for the period
         June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Bond VIP
         to 0.58% and 0.95%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through
         September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.60% for Class A shares and 1.00% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses. Through April 30, 2008, the
         Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary so that the portfolio's total operating expenses will not exceed 0.63% for Class A shares and 1.03%
         for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

(4)      Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of
         Growth & Income VIP will not exceed 0.54% and 0.87% for Class A and
         Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Additionally, the Advisor has contractually agreed to waive a portion of its fees in the amount of 0.01% of average daily net assets until April 27, 2010.
         Through April 29, 2005 the investment management fee for DWS Growth &
         Income VIP was 0.475% of average daily net assets. Effective April 30,
         2005 through May 31, 2006 the investment management fee for the DWS
         Growth & Income VIP was calculated according to the following schedule:
         0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. For the period from January
         1, 2005 through April 30, 2005, the Advisor had contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Growth &
         Income VIP to 1.08%. Also, pursuant to its agreement with DWS Variable
         Series I, the Advisor had contractually agreed, for the three year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 0.54% and 0.89%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Growth &
         Income VIP $12,854 for expenses. For the year ended December 31, 2006, the DWS Growth & Income VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $72,977 and the amount charged aggregated $1,359,770, which was equivalent to an annual effective rate of 0.40% of the Portfolio's average daily net assets.

(5)      Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of
         Capital Growth VIP will not exceed 0.49% and 0.82% for Class A and
         Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through April
         29, 2005 the investment management fee for DWS Capital Growth VIP was calculated according to the following schedule: 0.475% of average daily net assets on the first $500 million, 0.450% of average daily net assets on the next $500 million and 0.425% of average daily net assets in excess of $1 billion. Effective April 30, 2005 through May 31, 2006 the investment management fee for the DWS Capital Growth VIP was calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. As a result, the Advisor received compensation at an annual rate of 0.468% and 0.454% for the fiscal years ended
         December 31, 2004 and 2005, respectively. For the period from January
         1, 2005 through April 30, 2005, the Advisor had contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Capital
         Growth VIP to 1.09%. Also, pursuant to its agreement with DWS Variable
         Series I, the Advisor had contractually agreed, for the three-year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 0.49% and 0.86%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Capital
         Growth VIP $11,870 for expenses. For the year ended December 31, 2006, the DWS Capital Growth VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $325,012 and the amount charged aggregated $4,272,143 which was equivalent to an annual effective rate of 0.38% of the Portfolio's average daily net assets.

(6)      Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of
         Global Opportunities VIP will not exceed 0.99% and 1.39% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Prior to June 1,
         2006, the investment management fee for DWS Global Opportunities VIP was calculated according to the following schedule: 0.975% of average daily net assets. The Advisor, the underwriter or the accounting agent had contractually agreed, for the period January 1, 2005 through May
         31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.24% of average daily net assets for Class A and Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $22,685. Under these arrangements, the Advisor reimbursed DWS Global Opportunities VIP
         $81,355 for expenses. Pursuant to their respective agreements with DWS
         Variable Series I, the Advisor, the underwriter and the accounting agent had agreed, for the period June 1, 2006 through September 30,
         2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A
         Shares and Class B Shares of DWS Global Opportunities VIP to 1.097% and
         1.24%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.52% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses.

(7)      Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of
         International VIP will not exceed 0.96% and 1.29% for Class A and Class
         B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Prior to June 1,
         2006, the investment management fee for DWS International VIP was calculated according to the following schedule: 0.875% of average daily net assets on the first $500 million and 0.725% of average daily net assets in excess of $500 million. As a result, the Advisor received compensation at an annual rate of 0.87% and 0.858% for the fiscal years ended December 31, 2004 and 2005, respectively. The Advisor, the underwriter or the accounting agent had contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.37% for Classes A and B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the
         Advisor reimbursed the portfolio $9,159. Under these arrangements, the
         Advisor reimbursed DWS International VIP $16,354 for expenses. Pursuant to their respective agreements with DWS Variable Series I, the Advisor, the underwriter and the accounting agent had agreed, for the period
         June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS
         International VIP to 1.15% and 1.55%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(8)      Prior to June 1, 2006, the investment management fee for the DWS Health
         Care VIP was calculated according to the following schedule: 0.750% of average daily net assets on the first $250 million, 0.725% of average daily net assets on the next $750 million, 0.700% of average daily net assets on the next $1.5 billion, 0.680% of average daily net assets on the next $2.5 billion, 0.650% of average daily net assets on the next
         $2.5 billion, 0.640% of average daily net assets on the next $2.5 billion, 0.630% of average daily net assets on the next $2.5 billion and 0.620% of average daily net assets over $12.5 billion. The Advisor received compensation at an annual rate of 0.750% for each of the fiscal years ended December 31, 2004 and 2005. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 0.95% of average daily net assets for
         Class A and 1.35% of average daily net assets for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable
         Series I, the Advisor, the underwriter and the accounting agent had agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Health Care VIP to 1.135% and 1.535%,
         respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under the Investment Management Agreements, each Portfolio is responsible for all of its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations;
brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents;
any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the
Trustees of the Fund who are not affiliated with the Advisor; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of a Portfolio's shares. Each Portfolio is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and
Trustees with respect thereto.

In reviewing the terms of the Investment Management Agreements and in discussions with the Advisor concerning the Agreements, Independent Trustees (as defined in the 1940 Act) of the Fund are represented by independent counsel at the Fund's expense.

The Investment Management Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Management
Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Management Agreements.

Each Participating Insurance Company has agreed with the Advisor to reimburse the Advisor for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating
Insurance Company's general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become
Participating Insurance Companies in the future will be required to enter into similar arrangements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

None of the Officers and Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

In addition, the Board and shareholders approved a subadvisor approval policy for the Portfolio (the "Subadvisor Approval Policy"). The Subadvisor Approval
Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval.
Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Portfolio cannot implement the Subadvisor Approval
Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Portfolio exemptive relief from existing rules. The Portfolio and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Portfolio and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Subadvisor and Sub-subadvisor -- DWS Bond VIP

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited
("DeAMIS"), an affiliate of DIMA, the investment advisor of the Portfolio, was the subadvisor for the Portfolio. DeAMIS rendered investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments. The Advisor managed all other assets of the Portfolio. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

Effective December 2, 2005, Aberdeen Asset Management PLC ("Aberdeen PLC")
acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia.
Effective December 1, 2005, DeAMIS became a direct wholly-owned subsidiary of
Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services
Limited ("AAMISL"), and the individuals at the Advisor's Philadelphia-based
Fixed Income team who managed all or a portion of the assets of the Portfolio became employees of Aberdeen Asset Management Inc. ("AAMI"). AAMI and AAMISL are
each a direct wholly-owned subsidiary of Aberdeen PLC and each a registered investment advisor under the Investment Advisers Act of 1940, as amended.

Effective December 2, 2005 and pursuant to a written contract with the Advisor,
AAMI became the subadvisor to the Portfolio (the "Aberdeen Subadvisory
Agreement"). As subadvisor and pursuant to the Aberdeen Subadvisory Agreement,
AAMI may delegate certain of its duties and responsibilities with respect to the services it is contracted to provide to the Portfolio. Pursuant to such authority, AAMI has entered into an investment sub-subadvisory agreement with
AAMISL to provide investment services to the Portfolio ("Sub-Subadvisory
Agreement").

Under the terms of the Aberdeen Subadvisory Agreement and the Sub-Subadvisory
Agreement, AAMI and AAMISL, respectively, each agree, subject to the supervision and control of the Advisor and the Board (and, in the case of the
Sub-Subadvisory Agreement, also subject to the supervision and control of AAMI), to manage the securities and assets of the Portfolio entrusted to it by the
Advisor (and, in the case of the Sub-Subadvisory Agreement, entrusted to AAMISL by AAMI), in accordance with the Portfolio's investment objectives, policies and restrictions.

AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. AAMISL is paid for its services by
AAMI, and not the Portfolio, from its fee as investment subadvisor to the
Portfolio. As compensation for their services under the Aberdeen Subadvisory
Agreement and the Sub-Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.29% of the average daily net assets of the Portfolio, computed daily and paid monthly. The subadvisory fee paid by DIMA to AAMI for the fiscal year ended December 31, 2007 was $649,446. AAMI pays AAMISL a fee for its services at the annual rate of 0.04% of the average daily net assets of the
Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement will each have an initial term of two years (unless sooner terminated) and will each remain in effect from year to year thereafter if approved annually (i) by the
Board or by the vote of a "majority of the outstanding voting securities" of the
Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMISL and AAMI are each obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMISL and AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement or
Sub-Subadvisory Agreement prevents AAMISL and AAMI or their affiliates from providing similar services to other investment companies and other clients
(whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement,
AAMISL and AAMI will each be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the
Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement or the Sub-Subadvisory
Agreement.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o        The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's
         retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Compensation of Portfolio Managers of Sub-Advised Portfolios

Remuneration of Personnel for DWS Bond VIP:

Aberdeen's remuneration policy ("Policy") is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Fund's portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results.
Staff performance is reviewed formally once a year with mid-term reviews.

The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen's Remuneration Committee.

Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of
Aberdeen. In calculating a portfolio manager's bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset
Management businesses, including in some cases participation in the Long Term
Incentive Plan. The costs of these arrangements are being borne by both Deutsche
Asset Management and Aberdeen.

Conflicts of Interest for DWS Bond VIP:

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI and AAMISL have in place a Code of
Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other
"access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for the Fund and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day.
         In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Fund and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.
Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios' management team in the applicable
Portfolio as well as in all DWS Funds as a group (i.e. those funds advised by
Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolio's most recent fiscal year end.

                                                                        Dollar Range of         Dollar Range of All
                                                 Name of                Portfolio Shares             DWS Fund
Name of Portfolio                           Portfolio Manager                Owned                 Shares Owned
-----------------                           -----------------                -----                 ------------
DWS Bond VIP                          Gary W. Bartlett                           $0                     N/A
                                      Warren S. Davis, III                       $0                     N/A
                                      Thomas J. Flaherty                         $0                     N/A
                                      J. Christopher Gagnier                     $0                     N/A
                                      Daniel R. Taylor                           $0                     N/A
                                      Timothy C. Vile                            $0                     N/A
                                      William T. Lissenden                       $0                     N/A
                                      Brett Diment                               $0                     N/A
                                      Annette Fraser                             $0                     N/A
                                      Anthony Fletcher                           $0                     N/A
                                      Nick Hart                                  $0                     N/A
                                      Stephen Ilott                              $0                     N/A
                                      Ian Winship                                $0                     N/A
                                      Matthew Cobon                              $0                     N/A

DWS Growth & Income VIP               Robert Wang                                $0(1)          $100,001 - $500,000
                                      Jin Chen                                   $0(2)          $100,001 - $500,000
                                      Julie Abbett                               $0(3)          $50,001 - $100,000

DWS Capital Growth VIP                Julie M. Van Cleave                        $0(4)            Over $1,000,000
                                      Jack A. Zehner                             $0(5)          $100,001 - $500,000
                                      Richard Shepley                            $0(6)          $100,001 - $500,000

DWS Global Opportunities VIP          Joseph Axtell                              $0(7)          $100,001 - $500,000
                                      Terrence S. Gray                           $0(8)         $500,001 - $1,000,000

DWS International VIP                 Matthias Knerr                             $0(9)         $500,001 - $1,000,000
                                      Chris LaJaunie                             $0(10)         $50,001 - $100,000

DWS Health Care VIP                   Leefin Lai                                 $0(11)         $100,001 - $500,000

(1)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Growth & Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(2)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Growth & Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(3)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Growth & Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(4)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold over
         $1,000,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

(5)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

(6)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(7)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(8)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(9)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS International Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(10)     Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $50,001-$100,000 in DWS International Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

(11)     Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Health Care Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

Conflicts of Interest

In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios' most resent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                             Number of
                                                     Number of       Total Assets of         Investment       Total Assets of
                                                    Registered         Registered         Company Accounts   Performance-Based
Name of                      Name of Portfolio      Investment         Investment        with Performance-          Fee
Portfolio                         Manager            Companies          Companies            Based Fee           Accounts
---------                         -------            ---------          ---------            ---------           --------
DWS Bond VIP              Gary W. Bartlett               8           $3,336,496,808              0                  $0
                          Warren S. Davis, III           8           $3,336,496,808              0                  $0
                          Thomas J. Flaherty             8           $3,336,496,808              0                  $0
                          J. Christopher Gagnier         8           $3,336,496,808              0                  $0
                          Daniel R. Taylor               8           $3,336,496,808              0                  $0
                          Timothy C. Vile                8           $3,336,496,808              0                  $0
                          William T. Lissenden           8           $3,336,496,808              0                  $0
                          Brett Dimet                    7             $543,707,173              0                  $0
                          Annette Fraser                 3             $138,583,539              0                  $0
                          Anthony Fletcher               3             $138,583,539              0                  $0
                          Nick Hart                      3             $138,583,539              0                  $0
                          Stephen Ilott                  3             $138,583,539              0                  $0
                          Ian Winship                    3             $138,583,539              0                  $0
                          Mathew Cobon                   3             $138,583,539              0                  $0

DWS Growth & Income VIP    Robert Wang                  42          $14,180,412,183              0                  $0
                           Jin Chen                     23          $10,805,018,546              0                  $0
                           Julie Abbett                 23          $10,805,018,546              0                  $0

DWS Capital Growth VIP     Julie M. Van Cleave           4           $4,434,213,399              0                  $0
                           Jack A. Zehner                2           $2,204,176,020              0                  $0
                           Richard Shepley               2           $2,204,176,020              0                  $0

DWS Global                 Joseph Axtell                 7           $3,032,049,639              0                  $0
Opportunities VIP          Terrence S. Gray              3           $2,519,928,417              0                  $0

DWS International VIP      Matthias Knerr                6           $5,904,476,224              0                  $0
                           Chris LaJaunie                0                       $0      0                          $0

DWS Health Care VIP        Leefin Lai                    1             $225,883,210              0                  $0

Other Pooled Investment Vehicles Managed:

                                                                                          Number of Pooled
                                                     Number of                          Investment Vehicle    Total Assets of
                                                      Pooled        Total Assets of        Accounts with     Performance-Based
Name of                      Name of Portfolio      Investment     Pooled Investment       Performance-             Fee
Portfolio                         Manager            Vehicles           Vehicles             Based Fee           Accounts
---------                         -------            --------           --------             ---------           --------
DWS Bond VIP              Gary W. Bartlett               9            $4,251,787,278             0                        $0
                          Warren S. Davis, III           9            $4,251,787,278             0                        $0
                          Thomas J. Flaherty             9            $4,251,787,278             0                        $0
                          J. Christopher Gagnier         9            $4,251,787,278             0                        $0
                          Daniel R. Taylor               9            $4,251,787,278             0                        $0
                          Timothy C. Vile                9            $4,251,787,278             0                        $0
                          William T. Lissenden           9            $4,251,787,278             0                        $0
                          Brett Diment                  90            $9,248,989,689             0                        $0
                          Annette Fraser                83            $8,100,110,990             0                        $0
                          Anthony Fletcher              83            $8,100,110,990             0                        $0
                          Nick Hart                     83            $8,100,110,990             0                        $0
                          Stephen Ilott                 83            $8,100,110,990             0                        $0
                          Ian Winship                   83            $8,100,110,990             0                        $0
                          Mathew Cobon                  83            $8,100,110,990             0                        $0

DWS Growth & Income VIP   Robert Wang                   27              $974,093,507             4              $539,680,217
                          Jin Chen                      15              $267,818,576             0                        $0
                          Julie Abbett                  15              $267,818,576             0                        $0

DWS Capital Growth VIP    Julie M. Van Cleave           0                         $0            0                         $0
                          Jack A. Zehner                0                         $0            0                         $0
                          Richard Shepley               0                         $0            0                         $0

DWS Global                Joseph Axtell                 0                         $0            0                         $0
Opportunities VIP
                          Terrence S. Gray               3              $432,135,698            0                         $0

DWS International VIP     Matthias Knerr                 4               $86,797,515             0                        $0
                          Chris LaJaunie                 4               $86,797,515             0                        $0

DWS Health Care VIP       Leefin Lai                     0                        $0             0                        $0

Other Accounts Managed:

                                                                                           Number of Other     Total Assets of
                                                     Number of                             Accounts with     Performance-Based
Name of                      Name of Portfolio         Other         Total Assets of        Performance-            Fee
Portfolio                         Manager            Accounts        Other Accounts          Based Fee           Accounts
---------                         -------            --------        --------------          ---------           --------
DWS Bond VIP              Gary W. Bartlett                178        $28,378,917,155             4             $430,038,000
                          Warren S. Davis, III            178        $28,378,917,155             4             $430,038,000
                          Thomas J. Flaherty              178        $28,378,917,155             4             $430,038,000
                          J. Christopher Gagnier          178        $28,378,917,155             4             $430,038,000
                          Daniel R. Taylor                178        $28,378,917,155             4             $430,038,000
                          Timothy C. Vile                 178        $28,378,917,155             4             $430,038,000
                          William T. Lissenden            178        $28,378,917,155             4             $430,038,000
                          Brett Diment                    375        $58,057,040,962             0                       $0
                          Annette Fraser                  363        $55,504,289,839             0                       $0
                          Anthony Fletcher                363        $55,504,289,839             0                       $0
                          Nick Hart                       363        $55,504,289,839             0                       $0
                          Stephen Ilott                   363        $55,504,289,839             0                       $0
                          Ian Winship                     363        $55,504,289,839             0                       $0
                          Mathew Cobon                    363        $55,504,289,839             0                       $0

DWS Growth & Income VIP   Robert Wang                      46         $8,973,891,924             8             $232,996,736
                          Jin Chen                          8           $821,247,762             0                       $0
                          Julie Abbett                      8           $821,247,762             0                       $0

DWS Capital Growth VIP    Julie M. Van Cleave              10           $700,135,085             0                       $0
                          Jack A. Zehner                   10           $700,135,085             0                       $0
                          Richard Shepley                  10           $700,135,085             0                       $0

DWS Global                Joseph Axtell                     3           $295,790,509             0                       $0
Opportunities VIP         Terrence S. Gray                  6           $970,318,130             0                       $0

DWS International VIP     Matthias Knerr                    2           $114,160,972             0                       $0
                          Chris LaJaunie                    2           $114,160,972             0                       $0

DWS Health Care VIP       Leefin Lai                        0                     $0             0                       $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios. The Advisor has in place a Code of
Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other
"access persons" to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for each Portfolio and also for other clients advised by the Advisor, including other client accounts managed by each Portfolio's management team. Investment decisions for each Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Portfolio. Purchase and sale orders for each
         Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each
         Portfolio and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o        In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of the
         Portfolios may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Portfolio's management team.
         The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Portfolio's Board.

Codes of Ethics

The Fund, Advisor and Subadvisor, as applicable, and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940
Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of
Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the
Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Administrator

The Portfolios have an administrative services agreements with the Advisor (the
"Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Portfolios including, among others, providing the
Portfolios with personnel, preparing and making required filings on behalf of the Portfolios, maintaining books and records for the Portfolios, and monitoring the valuation of Portfolio securities. For all services provided under the
Administrative Services Agreement, each Portfolio pays the Advisor a fee, computed daily and paid monthly, of 0.10% of a Portfolio's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Portfolios. The Advisor provides each Portfolio with personnel; arranges for the preparation and filing of the Portfolios' tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the
Portfolios' prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Portfolios' records;
provides the Portfolios with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the
Portfolios; assists in the resolution of accounting issues that may arise with respect to the Portfolios; establishes and monitors the Portfolios' operating expense budgets; reviews and processes the Portfolios' bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolios, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain Portfolio accounting services under the Administrative Services Agreement. The Administrative Services Agreement
provides that the Advisor will not be liable under the Administrative Services
Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

The following administrative services fees were paid to DIMA by the Portfolios for the last two fiscal periods:

Portfolio                                    2007                       2006*
---------                                    ----                       -----
DWS Bond VIP                            $223,979                    $126,522
DWS Growth & Income VIP                 $285,358                    $186,676
DWS Capital Growth VIP                $1,150,671                    $596,449
DWS Global Opportunities VIP            $353,795                    $197,914
DWS International VIP                   $756,054                    $393,235
DWS Health Care VIP                     $112,083                     $71,620

* For the period from June 1, 2006 through December 31, 2006.

Pursuant to an agreement between the Advisor and State Street Bank and Trust
Company ("SSB"), the Advisor has delegated certain administrative functions to
SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Principal Underwriter

Pursuant to an underwriting agreement dated September 30, 2002, DWS Scudder
Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the
"Distributor"), an affiliate of the Advisor, is the principal underwriter for the Class A and Class B shares of each Portfolio.

Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the
Distributor as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, except with respect to Class B shares, for which a 12b-l Plan is in effect which provides that the Fund shall bear some or all of the distribution related expenses attributable to such shares. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

The Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which a Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the
Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no commitment to acquire shares of any Portfolio.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the "Plan")
that provides for fees payable as an expense of the Class B shares. Under the plan, DWS Variable Series I may make quarterly payments to the distributor as reimbursement for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because
12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. In connection with its consideration of the Plan, the Board of
Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.

Expenses of the Portfolios and of the Distributor in connection with the Rule
12b-1 plan for the Class B shares are set forth below:

           Class B Shares          Fiscal Year 2006             Fiscal Year 2007
           --------------          ----------------             ----------------
DWS Bond VIP                             $2,561                       $2,631
DWS Growth & Income VIP                $117,433                      $69,685
DWS Capital Growth VIP                 $185,189                     $121,808
DWS Global Opportunities VIP            $87,390                      $53,186
DWS International VIP                  $108,917                      $64,471
DWS Health Care VIP                     $54,613                      $27,047

The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate;
(b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h)
the relationship of the Plan to other distribution efforts of the Fund.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940
Act, the Board determined, in the exercise of its business judgment, that the
Fund's Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate
VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the
Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisors and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks.

The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results.
However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of
Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio and who have no financial interest in the operation of the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

Transfer Agent

DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"),
811 Main Street, Kansas City, Missouri 64105-2005, is the transfer and dividend paying agent for the Fund. The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Expenses of the Portfolios paid to DWS-SISC for the period ended December 31,
2007 are set forth below:

Portfolio                        Fiscal Year 2007                  Waived
---------                        ----------------                  ------
DWS Bond VIP                              $898                           $0
DWS Growth & Income VIP                   $940                         $208
DWS Capital Growth VIP                    $951                         $951
DWS Global Opportunities VIP              $901                         $667
DWS International VIP                   $1,493                         $320
DWS Health Care VIP                       $503                           $0

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems,
Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

Recordkeeping

The shareholders of the Portfolios of the Fund are the Participating Insurance
Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. The holders of the shares of the Portfolios on the records of the Fund are the Participating
Insurance Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of
Class B Portfolio shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see "How Much Investors Pay" in a
Portfolio's prospectus). In addition, the Advisor may, from time to time, pay its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Custodian

Portfolio securities of the DWS Bond VIP, DWS Growth & Income VIP, DWS Capital
Growth VIP and DWS Health Care VIP are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston,
Massachusetts 02110, as custodian.

DWS Bond VIP and DWS Health Care VIP only: SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the
1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Portfolio securities of DWS Global Opportunities VIP and DWS International VIP
are held separately, pursuant to a custodian agreement, by Brown Brothers
Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

Independent Registered Public Accounting Firm

The Financial Highlights of the Portfolios included in the Fund's prospectuses and the Financial Statements incorporated by reference into this Statement of
Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston,
Massachusetts 02110, independent registered public accounting firm, and given on the authority of that firm as experts in accounting and auditing.
PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

The law firm of Ropes & Gray LLP, One International Place, Boston, Massachusetts
02110, is counsel for the Fund and its Independent Trustees.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney
General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the
investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as FINRA) announced final agreements in which
Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset
Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the
Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute
Scudder Fund shares. These directed brokerage practices were discontinued in
October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of
Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur.
Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the
Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

DWS Bond VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------
Wachovia Capital Trust                                                                   $6,856
Merrill Lynch & Co., Inc.                                                                $2,007
ICICI Bank Ltd.                                                                           $534
AES El Salvador Trust                                                                     $471
Arch Western Finance                                                                      $125

DWS Growth & Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2006, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------
The Goldman Sachs Group, Inc.                                                            $4,702
Morgan Stanley                                                                           $4,038
JPMorgan Chase & Co.                                                                     $2,667
Citigroup                                                                                $2,182
PNC Financial Services Group                                                               $978
Jones Lang LaSalle Inc.                                                                    $334
US Bancorp                                                                                 $282
Dun & Bradstreet                                                                           $222
Lazard Ltd.                                                                                 $65

DWS Capital Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------
State Street Corp.                                                                      $13,850
Lehman Brothers Holdings, Inc.                                                          $13,271

DWS Global Opportunities VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------
Piraeus Bank S.A.                                                                        $8,113
Wing Hang Bank Ltd.                                                                      $5,531
Babcock & Brown, Ltd.                                                                    $4,669
Anglo Irish Bank Corp., Plc                                                              $4,460
Hellenic Exchanges Holding SA                                                            $3,543
Ashmore Group PLC                                                                        $3,222
Hypo Real Estate Hldgs                                                                   $2,660
Partners Group AG                                                                        $2,465
Yuanta Core Pacific Securities Co.                                                       $1,819
Matsui Securities Co., Ltd.                                                              $1,284
Jafco Co. Ltd.                                                                            $717

DWS International VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                   December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                                  (in thousands)
---------------------------------------------------                                  --------------
Unicredito Italiano SpA                                                                 $13,723
3I Group PLC                                                                            $11,514
National Bank of Greece                                                                  $9,403
Prudential PLC                                                                           $8,497
Erste Bank Der Oesterreichischen Sparkassen                                              $7,303
KBC Groupe                                                                               $6,522
Bancolombia SA                                                                           $5,498
Mitsubishi UFJ Financial Group                                                           $4,608
Julius Baer Holdings AG-B                                                                $3,843

DWS Health Care VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio did not hold any securities of its regular brokers or dealers.

The table below shows total brokerage commissions paid by each Portfolio for the fiscal year ended December 31, 2007, as applicable.

 Portfolio                                                Fiscal 2007
 ---------                                                -----------

 DWS Bond VIP                                                      $0
 DWS Growth & Income VIP                                     $466,993
 DWS Capital Growth VIP                                      $653,613
 DWS Global Opportunities VIP                                $241,604
 DWS International VIP                                     $2,492,858
 DWS Health Care VIP                                          $92,122

In addition, for the fiscal year ended December 31, 2007:

                                                                                  Percentage of
                                                           Percentage of           Transactions          Dollar Amount of
                                                            Commissions             Involving            Commissions Paid
                                                        Paid to Affiliated     Commissions Paid to        to Brokers for
Portfolio                                                     Brokers           Affiliated Brokers      Research Services
---------                                                     -------           ------------------      -----------------
DWS Bond VIP                                                     0%                     0%                      $0
DWS Growth & Income VIP                                          0%                     0%                      $0
DWS Capital Growth VIP                                           0%                     0%                      $0
DWS Global Opportunities VIP                                     0%                     0%                      $0
DWS International VIP                                            0%                     0%                      $0
DWS Health Care VIP                                              0%                     0%                      $0

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. Higher levels of activity by a Portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Portfolio's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Portfolio's objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

                                              12/31/06                  12/31/07
                                              --------                  --------

DWS Bond VIP                                     179%                      176%
DWS Growth & Income VIP                          105%                      310%
DWS Capital Growth VIP                            16%                       30%
DWS Global Opportunities VIP                      28%                       19%
DWS International VIP                            105%                      108%
DWS Health Care VIP                               47%                       37%

                            PURCHASES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies, but only on days on which the Exchange is open for trading.
Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share, determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on that same day
.. (See "NET ASSET VALUE.") Payment for redemptions will be made by State Street
Bank and Trust Company or Brown Brothers Harriman & Co., as applicable, on behalf of the Fund and the applicable Portfolios within seven days thereafter.
No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.

The Fund may, on behalf of a Portfolio, may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.
Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New
York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of investors and Portfolio shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Portfolio, to financial advisors in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and
Portfolio shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any portfolio, any record keeping/sub-transfer agency/networking fees payable by each Portfolio (generally through the Distributor or an affiliate) and/or the
Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Portfolio with
"shelf space" or access to a third party platform or portfolio offering list, or other marketing programs including, without limitation, inclusion of each
Portfolio on preferred or recommended sales lists, mutual fund "supermarket"
platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
gross sales, current assets and/or number of accounts of each Portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Portfolio serviced and maintained by the financial advisor, .10%
to .25% of sales of the Portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Portfolio or of any particular share class of the Portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Portfolio.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Portfolio has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Portfolio or of other portfolios. These payment arrangements, however, will not change the price that an investor pays for Portfolio shares or the amount that the Portfolio receives to invest on behalf of an investor and will not increase
Portfolio expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

Set forth below is a discussion of certain US federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies ("RICs") under subchapter M of the Internal
Revenue Code of 1986, as amended (the "Code") and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the
Portfolios' shares will be currently taxed on the Portfolios' distributions, and on the proceeds of any redemption of the Portfolios' shares, under the Code rules. For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

Taxation of the Portfolios

Each Portfolio of the Fund has elected to be treated as a RIC under subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things,

(a) derive at least 90% of its gross income for each taxable year from (i)
dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets consists of cash and cash items, US government securities, securities of other
RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio's total assets and not more than
10% of the outstanding voting securities of such issuer, and (ii) not more than
25% of the value of its total assets is invested (x) in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses; or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as the term is defined in the Code without regard to the deduction for dividends paid -- generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the
RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and
(z) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to
RICs, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in (b) above, in the case of a Portfolio's investment in loan participations, the Portfolio shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, the Portfolio will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including net capital gains from the sale of investments that the
Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends).

If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the
Portfolio would fail to satisfy the diversification requirements described above, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Tax Effects of Certain Transactions

A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may)
require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Some of the Portfolios may invest directly or indirectly in residual interests in real estate mortgage conduits ("REMICs") or taxable mortgage pools ("TMPs").
Under a notice recently issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio's income
(including income allocated to a Portfolio from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or a TMP
(referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Portfolio's excess inclusion income, as described below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income
("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity)
subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a life insurance company separate account funding a variable contract, cannot be offset by an adjustment to the reserves and thus is not eligible for tax deferral.

Variable Contracts

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the
Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the
Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service ("IRS") based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holder's control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings.
The Portfolios have objectives and strategies that are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury
Department in the summer of 2004 relating to Section 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolios, described above. However, the IRS and the Treasury
Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Other Taxation

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the
IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Investment by a Portfolio in "passive foreign investment companies" ("PFICs")
could subject the Portfolio to US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the
Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments
(including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a
Portfolio's total return.

Distributions from the Portfolios

Each Portfolio intends to follow the practice of distributing at least annually substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such net capital gain for reinvestment, after paying the related federal taxes. Amounts not distributed on a timely basis by RICs in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the
Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

Each Portfolio intends to distribute investment company taxable income and any net realized capital gains in April each year. Additional distributions may be made if necessary.

All distributions will be made in shares of a Portfolio. Both dividends and capital gain distributions will be reinvested in additional shares of such a
Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.

The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the
Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

The federal income tax discussion set forth above is for general information only. Prospective holders of a variable contracts should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Portfolio, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                 NET ASSET VALUE

The net asset value of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for regular trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the net asset value of such class, which is the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or
OTC market as of the Value Time. If it is not possible to determine the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the
"official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer.
Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to)
maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock
Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last trade price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation
Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's
Pricing Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o
Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Portfolios do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           128
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               132
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            134
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               128
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           128
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           128
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         128
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Chief Administrative Officer, Diamond Management & Technology         134
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             128
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            128
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               128
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         137
Board Member since 1999           firm) (1983 to present).
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              134
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8) (1963)    Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)  (1962)      Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1)      The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the
         Board.

(2)      Represents the year in which Ms. Driscoll was first appointed
         Chairperson of certain DWS funds.

(3)      A publicly held company with securities registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

(4)      The mailing address of Axel Schwarzer is c/o Deutsche Investment
         Management Americas Inc., 345 Park Avenue, New York, New York 10154.
         Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Portfolios.

(5)      Executive title, not a board directorship.

(6)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(7)      The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  280 Park Avenue, New York, New York 10017.

(9)      Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which
DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the
Board is to represent the interests of the Portfolio and to provide oversight of the management of the Portfolios.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and
Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Portfolios' accounting and financial reporting policies and procedures, (3) the Portfolios' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Portfolios. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Portfolios, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Portfolios' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C.
Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox
and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Portfolios' Board held nine (9) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating/Corporate Governance Committee of the
Portfolios' Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of
Independent Board Members, reviews at least annually, (a) the Portfolios'
financial arrangements with DIMA and its affiliates, and (b) the Portfolios'
expense ratios. The members of the Contract Committee are Robert H. Wadsworth
(Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring,
William McClayton and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Portfolios that primarily invest in equity securities (except for those funds managed by a quantitative investment team).
The members of the Equity Oversight Committee are John W. Ballantine (Chair),
William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J.
Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity
Oversight Committee of the Portfolios' Board performed similar functions and held six (6) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those Portfolios that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William
N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie
Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During
the calendar year 2007, the Fixed-Income Oversight Committee of the Portfolios'
Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder
Services Committee reviews the Portfolios' marketing program, sales practices and literature and shareholder services. The members of the Marketing and
Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and Robert H. Wadsworth. During the calendar year 2007, the
Marketing/Distribution/Shareholder Service Committee of the Portfolios' Board
performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Portfolios. The
Operations Committee reviews administrative matters related to the operations of the Portfolios, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of
Portfolio assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Portfolios' securities and other assets and determines, as needed, the fair value of Portfolio securities or other assets under certain circumstances as described in the Portfolios' Valuation Procedures. The Operations Committee
has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice
Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N.
Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss
(Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman
(Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr.
(Alternate). During the calendar year 2007, the Expenses/Operations Committee performed similar functions and each held nine (9) meetings and eight (8)
meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the
Portfolios for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees.
Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Portfolios or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management or its affiliates receive no direct compensation from the
Portfolios, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The following tables show compensation from the
Portfolios and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007.
Mr. Schwarzer is an interested person of the Portfolios and received no compensation from the Portfolios or any fund in the DWS fund complex during the relevant periods.

                                                                Aggregate Compensation      Aggregate Compensation
                                     Aggregate Compensation        from DWS Capital            from DWS Global
  Name of Board Member                  from DWS Bond VIP             Growth VIP              Opportunities VIP
  --------------------                  -----------------             ----------              -----------------
  John W. Ballantine                           $0                           $0                          $0
  Henry P. Becton, Jr.(2)                    $516                       $2,740                        $845
  Dawn-Marie Driscoll(2)(3)                  $648                       $3,446                      $1,061
  Keith R. Fox(2)                            $520                       $2,761                        $852
  Paul K. Freeman(4)                           $0                           $0                          $0
  Kenneth C. Froewiss(2)                     $512                       $2,720                        $839
  Richard J. Herring(2)                      $499                       $2,648                        $816
  William McClayton(5)                         $0                           $0                          $0
  Rebecca W. Rimel(2)                        $486                       $2,580                        $795
  William N. Searcy, Jr.(2)                  $512                       $2,720                        $839
  Jean Gleason Stromberg(2)                  $483                       $2,567                        $791
  Robert H. Wadsworth                          $0                           $0                          $0

                                      Aggregate              Aggregate              Aggregate
                                  Compensation from      Compensation from      Compensation from     Total Compensation from
                                       Growth &           DWS Health Care      DWS International         Fund and DWS
  Name of Board Member                Income VIP                VIP                    VIP             Fund Complex(1)
  --------------------                ----------                ---                    ---             ---------------
  John W. Ballantine                       $0                    $0                     $0                 $215,000
  Henry P. Becton, Jr.(2)                $712                  $268                 $1,752                 $200,000
  Dawn-Marie Driscoll(2)(3)              $894                  $336                 $2,203                 $253,000
  Keith R. Fox(2)                        $717                  $269                 $1,766                 $203,000
  Paul K. Freeman(4)                       $0                    $0                     $0                 $265,000
  Kenneth C. Froewiss(2)                 $707                  $265                 $1,740                 $200,000
  Richard J. Herring(2)                  $688                  $258                 $1,694                 $195,000
  William McClayton(5)                     $0                    $0                     $0                 $205,000
  Rebecca W. Rimel(2)                    $670                  $252                 $1,650                 $194,000
  William N. Searcy, Jr.(2)              $707                  $265                 $1,740                 $200,000
  Jean Gleason Stromberg(2)              $667                  $250                 $1,641                 $189,000
  Robert H. Wadsworth                      $0                    $0                     $0                 $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)      Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Portfolios' direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for
         Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(3)      Includes $50,000 in annual retainer fees received by Ms. Driscoll as
         Chairperson of certain DWS funds.

(4)      Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as
         Chairperson of certain DWS funds.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the
D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Portfolios

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Portfolios and DWS fund complex as of December
31, 2007. As only certain Participating Insurance Companies are shareholders of the Portfolios, the Trustees do not own any shares in such Portfolios, nor are they owners of the Participating Insurance Companies.

                                                                     Dollar Range of              Dollar Range of
                                          Dollar Range of        Beneficial Ownership in      Beneficial Ownership in
                                     Beneficial Ownership in           DWS Capital           DWS Global Opportunities
Board Member                               DWS Bond VIP                 Growth VIP                      VIP
------------                               ------------                 ----------                      ---
Independent Board Member:
-------------------------

John W. Ballantine                             None                     None                               None
Henry P. Becton, Jr.                           None                     None                               None
Dawn-Marie Driscoll                            None                     None                               None
Keith R. Fox                                   None                     None                               None
Paul K. Freeman                                None                     None                               None
Kenneth C. Froewiss                            None                     None                               None
Richard J. Herring                             None                     None                               None
William McClayton                              None                     None                               None
Rebecca W. Rimel                               None                     None                               None
William N. Searcy, Jr.                         None                     None                               None
Jean Gleason Stromberg                         None                     None                               None
Robert H. Wadsworth                            None                     None                               None

Interested Board Member:
------------------------
Axel Schwarzer                                 None                     None                              None

                                                                                                   Aggregate Dollar Range
                                 Dollar Range of         Dollar Range of       Dollar Range of      of Ownership in all
                              Beneficial Ownership          Beneficial           Beneficial       Funds Overseen by Board
                             in DWS Growth & Income      Ownership in DWS     Ownership in DWS    Member in the DWS Fund
Board Member                           VIP               Health Care VIP      International VIP          Complex(1)
------------                           ---               ---------------      -----------------          ----------
Independent Board Member:

John W. Ballantine                     None                    None                  None               Over $100,000
Henry P. Becton, Jr.                   None                    None                  None               Over $100,000
Dawn-Marie Driscoll                    None                    None                  None               Over $100,000
Keith R. Fox                           None                    None                  None               Over $100,000
Paul K. Freeman                        None                    None                  None               Over $100,000
Kenneth C. Froewiss                    None                    None                  None               Over $100,000
Richard J. Herring                     None                    None                  None               Over $100,000
William McClayton                      None                    None                  None               Over $100,000
Rebecca W. Rimel                       None                    None                  None               Over $100,000
William N. Searcy, Jr.                 None                    None                  None               Over $100,000
Jean Gleason Stromberg                 None                    None                  None               Over $100,000
Robert H. Wadsworth                    None                    None                  None               Over $100,000

Interested Board Member:
------------------------
Axel Schwarzer                         None                    None                  None               Over $100,000

(1)      Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the
         Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolios, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Portfolios and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the
Portfolios (including Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----
John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of April 8, 2008, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Portfolio.

To the best of each Portfolio's knowledge, as of April 8, 2008, no person owned of record or beneficially 5% or more of any class of the Portfolio's outstanding shares, except as noted below.

DWS Bond VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
MUTUAL OF AMERICA                                            14,143,611.30                  43.47% of Class A
NEW YORK NY  10022-6815

MUTUAL OF AMERICA SEP ACCT 2                                 6,689,013.28                   20.56% of Class A
SAINT LOUIS MO  63122

KEMPER INVESTORS LIFE                                        2,535,690.59                   7.79% of Class A
C/O PRODUCT VALUATION
ONE SECURITY BENEFIT PL
TOPEKA KS  66636-0001

LINCOLN BENEFIT LIFE ANNUTIY-270                             1,823,319.07                    5.6% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

METLIFE INSURANCE CO OF CT                                     56,857.60                    60.17% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                                37,644.41                    39.83% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Capital Growth VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS/ FARMERS FUND                            13,578,115.13                  27.32% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

MUTUAL OF AMERICA SEP ACCT 2                                 13,397,417.85                  26.96% of Class A
SAINT LOUIS MO  63122

ALLMERICA LIFE SVSII                                         5,667,692.10                   11.4% of Class A
TOPEKA KS  66636-0001

MUTUAL OF AMERICA                                            5,120,209.61                   10.3% of Class A
NEW YORK NY  10022-6815

KEMPER INVESTORS LIFE                                        4,851,226.20                   9.76% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

CHARTER NAT LIFE INS CO-HORIZON                              3,306,917.70                   6.65% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

METLIFE LIFE & ANNUITY CO OF CT                               440,727.65                    51.13% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    388,911.76                    45.12% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Global Opportunities VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS/ FARMERS FUND                            9,093,956.52                   57.52% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         2,760,668.74                   17.46% of Class A
TOPEKA KS  66636-0001

CHARTER NAT LIFE INS CO-HORIZON                              1,585,573.87                   10.03% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

UNITED OF OMAHA                                               229,692.38                    35.54% of Class B
ATTN PRODUCT ACCOUTING & REPORTING
11TH FLOOR
MUTUAL OF OMAHA PLAZA
OMAHA NE  68175-0001

METLIFE INSURANCE CO OF CT                                    209,844.57                    32.47% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               194,178.90                    30.05% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Growth & Income VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS/ FARMERS FUND                            5,195,052.59                   30.88% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         5,150,995.85                   30.62% of Class A
TOPEKA KS  66636-0001

CHARTER NAT LIFE INS CO-HORIZON                              2,308,135.08                   13.72% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

KEMPER INVESTORS LIFE                                         898,022.94                    5.34% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                    554,579.77                    42.41% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               436,397.98                    33.37% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

UNITED OF OMAHA                                               284,512.00                    21.76% of Class B
ATTN PRODUCT ACCOUTING & REPORTING
11TH FLOOR
MUTUAL OF OMAHA PLAZA
OMAHA NE  68175-0001

DWS Health Care VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS/ FARMERS FUND                            5,159,613.45                   75.5% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         1,205,717.86                   17.64% of Class A
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                    219,697.97                    60.16% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               144,355.35                    39.53% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

                                                                Shares                      % of Total Shares
DWS International VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
MUTUAL OF AMERICA SEP ACCT 2                                 12,139,255.18                  27.59% of Class A
SAINT LOUIS MO  63122

ZURICH DESTINATIONS/ FARMERS FUND                            8,686,496.03                   19.74% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

UNION CENTRAL ESP INTERNATIONAL                              3,091,578.31                   7.03% of Class A
CINCINNATI OH  45201-0179

CHARTER NAT LIFE INS CO-HORIZON                              3,006,053.10                   6.83% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

MUTUAL OF AMERICA                                            2,952,547.02                   6.71% of Class A
NEW YORK NY  10022-6815

ALLMERICA LIFE SVSII                                         2,576,586.61                   5.86% of Class A
TOPEKA KS  66636-0001

METLIFE INV USA SEP ACCT A                                   2,544,631.68                   5.78% of Class A
BOSTON MA  02116-3706

METLIFE INSURANCE CO OF CT                                    375,253.80                    48.73% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               339,523.34                    44.09% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected
Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any
Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any
Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the
Independent Trustees ultimately would not be entitled to indemnification or (2)
for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the
Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                           SHAREHOLDER COMMUNICATIONS

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the
Portfolios' independent public accountants. Each report will show the investments owned by a Portfolio and the market values thereof as determined by the Trustees and will provide other information about a Portfolio and its operations.

Participating Insurance Companies with inquiries regarding the Fund or its
Portfolios may call the Fund's underwriter, DWS Scudder Distributors, Inc., at
(800) 778-1482 or write DWS Scudder Distributors, Inc., 222 South Riverside
Plaza, Chicago, IL 60606-5808.

                                FUND ORGANIZATION

General

DWS Variable Series I is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of
Trustees) and are redeemable as described in the SAI and a Portfolio's prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation.
Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Portfolio generally is not required to hold meetings of its shareholders.
Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the
Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Fund or a Portfolio; (c) an amendment of the Declaration of Trust; and
(d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Fund's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund entitled to vote shall, except as otherwise provided in the Fund's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The
Board of Trustees, in its sole discretion, also may cause the Fund to redeem all of the shares of the Fund or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c)
upon a shareholder's failure to provide sufficient identification to permit the
Fund to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines
(or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Portfolio is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Fund. The Declaration of Trust also authorizes the
Board of Trustees to terminate a Portfolio or any class without shareholder approval, and the Fund may suspend the right of shareholders to require the Fund to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Fund or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Fund property or property of the series, in cash or in kind or partly each, to the shareholders of the
Fund or the series involved, ratably according to the number of shares of the
Fund or such series held by the several shareholders of the Fund or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Fund in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a
Portfolio. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Portfolio or the Portfolio's trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio and the Portfolio may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Portfolio itself is unable to meet its obligations.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a portfolio thereof. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Fund's Trustees. Moreover, the
Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations. It is possible that a Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of the Fund have considered this and approved the use of a combined Statement of Additional
Information for the Portfolios.

The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the
Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio.
Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the
Fund's best economic interests. The Advisor has adopted its own Proxy Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The
Guidelines set forth the Advisor's general position on various proposals, such as:

o        Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o        Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o        Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The
         Advisor generally votes against stock option plans that do not meet the
         Advisor's criteria.

o        Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                             ADDITIONAL INFORMATION

The CUSIP number of DWS Bond VIP Class A shares is 23338G 109.

The CUSIP number of DWS Bond VIP Class B shares is 23338G 208.

The CUSIP number of DWS Growth & Income VIP Class A shares is 23338G 703.

The CUSIP number of DWS Growth & Income VIP Class B shares is 23338G 802.

The CUSIP number of DWS Capital Growth VIP Class A shares is 23338G 307.

The CUSIP number of DWS Capital Growth VIP Class B shares is 23338G 406.

The CUSIP number of DWS Global Opportunities VIP Class A shares is 23338G 505.

The CUSIP number of DWS Global Opportunities VIP Class B shares is 23338G 604.

The CUSIP number of DWS International VIP Class A shares is 23338G 869.

The CUSIP number of DWS International VIP Class B shares is 23338G 851.

The CUSIP number of DWS Health Care VIP Class A shares is 23338G 885.

The CUSIP number of DWS Health Care VIP Class B shares is 23338G 877.

Each Portfolio has a December 31 fiscal year end.

The name "DWS Variable Series I" is the designation of the Trustees for the time being under an amended and restated Declaration of Trust dated June 27, 2006, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the
Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's
Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston,
Massachusetts.

Each Portfolio, through its combined Prospectuses and combined Statement of
Additional Information, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding the other
Portfolio. The Trustees have considered this, and have approved the use of the
Prospectus and Statement of Additional Information.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration
Statement and its amendments are available for inspection by the public at the
SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

The financial statements of DWS Variable Series I are comprised of the following:

DWS Bond VIP
DWS Growth & Income VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS International VIP
DWS Health Care VIP

The financial statements, including the investment portfolios of DWS Variable
Series I, together with the Report of Independent Registered Public Accounting
Firm, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the
Fund dated December 31, 2007, and are hereby deemed to be part of this Statement of Additional Information.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o        Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because
S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                        OF EACH OF THE LISTED PORTFOLIOS:

                              ---------------------

DWS Investments VIT Funds
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP

DWS Variable Series I
     DWS Bond VIP                            DWS Growth & Income VIP
     DWS Capital Growth VIP                  DWS Health Care VIP
     DWS Global Opportunities VIP            DWS International VIP

DWS Variable Series II
     DWS Balanced VIP                        DWS International Select Equity VIP
     DWS Blue Chip VIP                       DWS Janus Growth & Income VIP
     DWS Conservative Allocation VIP         DWS Large Cap Value VIP
     DWS Core Fixed Income VIP               DWS Mid Cap Growth VIP
     DWS Davis Venture Value VIP             DWS Moderate Allocation VIP
     DWS Dreman High Return Equity VIP       DWS Money Market VIP
     DWS Dreman Small Mid Cap Value VIP      DWS Small Cap Growth VIP
     DWS Global Thematic VIP                 DWS Strategic Income VIP
     DWS Government & Agency Securities VIP  DWS Technology VIP
     DWS Growth Allocation VIP               DWS Turner Mid Cap Growth VIP
     DWS High Income VIP

--------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and  Redemptions" or "Net Asset Value,  Purchase and Redemption of
Shares" section of each Portfolio's Statement of Additional Information:

Revenue Sharing

In light of recent  regulatory  developments,  the Advisor,  the Distributor and their affiliates have undertaken to furnish certain additional information below regarding  the  level  of  payments  made  by them to  selected  affiliated  and unaffiliated  brokers,  dealers,  participating  insurance  companies  or  other financial  intermediaries  ("financial  advisors") in  connection  with the sale and/or  distribution of Portfolio  shares or the retention  and/or  servicing of investors and Portfolio shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation,  out of their own assets and not as an  additional  charge to each
Portfolio, to financial advisors in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and
Portfolio  shares.  Such  revenue  sharing  payments  are  in  addition  to  any distribution or service fees payable under any Rule 12b-1 or service plan of any portfolio,  any record  keeping/sub-transfer  agency/networking  fees payable by each Portfolio  (generally  through the Distributor or an affiliate)  and/or the
Distributor to certain  financial  advisors for performing such services and any
sales  charges,   commissions,   non-cash  compensation  arrangements  expressly
permitted under applicable rules of FINRA or other concessions  described in the fee  table  or  elsewhere  in the  Prospectuses  or the  SAI as  payable  to all financial  advisors.  For example,  the Advisor,  the  Distributor  and/or their affiliates may compensate  financial  advisors for providing each Portfolio with
"shelf space" or access to a third party platform or portfolio offering list, or other  marketing  programs  including,  without  limitation,  inclusion  of each
Portfolio on preferred or  recommended  sales lists,  mutual fund  "supermarket"
platforms and other formal sales programs;  granting the  Distributor  access to the financial  advisor's  sales force;  granting the  Distributor  access to the financial  advisor's  conferences  and  meetings;  assistance  in  training  and educating the  financial  advisor's  personnel;  and,  obtaining  other forms of marketing  support.  The level of revenue  sharing  payments  made to  financial advisors may be a fixed fee or based upon one or more of the following  factors:
gross  sales,  current  assets  and/or  number  of  accounts  of each  Portfolio attributable  to the financial  advisor,  the particular  portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination  thereof. The amount of these payments is determined at the discretion of the Advisor,  the  Distributor and/or  their  affiliates  from  time to time,  may be  substantial,  and may be different for different financial advisors based on, for example,  the nature of the services provided by the financial advisor.

The Advisor,  the  Distributor  and/or their  affiliates  currently make revenue sharing  payments  from  their own  assets in  connection  with the sale  and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial  advisors in amounts that

generally  range from .01% up to .50% of assets of the  Portfolio  serviced  and maintained  by the  financial  advisor,  .05% to .25% of sales of the  Portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000,  or any combination  thereof.  These amounts are annual figures  typically paid on a quarterly basis and are subject to change at the discretion of the Advisor,  the
Distributor  and/or their affiliates.  Receipt of, or the prospect of receiving,
this   additional   compensation,   may  influence  your   financial   advisor's
recommendation  of  this  Portfolio  or of any  particular  share  class  of the
Portfolio.  You should review your financial advisor's  compensation  disclosure and/or talk to your  financial  advisor to obtain more  information  on how this compensation may have influenced your financial advisor's recommendation of this
Portfolio.

The Advisor,  the Distributor and/or their affiliates may also make such revenue sharing  payments  to  financial  advisors  under the terms  discussed  above in connection  with  the  distribution  of both  DWS  funds  and  non-DWS  funds by financial  advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded  retirement plan platform (the  "Platform")
with the level of revenue  sharing  payments  being based upon sales of both the
DWS funds and the  non-DWS  funds by the  financial  advisor on the  Platform or current  assets  of both  the DWS  funds  and the  non-DWS  funds  serviced  and maintained by the financial advisor on the Platform.

As of the date hereof,  each  Portfolio  has been advised that the Advisor,  the
Distributor  and their  affiliates  expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International

                                       2

First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company

                                       3

Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions,  modifications or deletions to the financial advisors  identified above that have occurred since the date hereof are not reflected.

The Advisor,  the  Distributor  or their  affiliates  may enter into  additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The  prospect  of  receiving,  or the  receipt  of  additional  compensation  or promotional  incentives  described above by financial  advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular  DWS fund over sales of shares of mutual funds (or  non-mutual  fund  investments)  with  respect to which the  financial advisor does not receive additional compensation or promotional  incentives,  or receives  lower levels of additional  compensation  or  promotional  incentives.
Similarly,  financial advisors may receive different  compensation or incentives that may influence  their  recommendation  of any particular  share class of the
Portfolio or of other portfolios. These payment arrangements,  however, will not change the price that an investor pays for  Portfolio  shares or the amount that the Portfolio  receives to invest on behalf of an investor and will not increase
Portfolio expenses.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and you should discuss this matter with your  financial  advisor and review your financial advisor's disclosures.

It is likely that  broker-dealers  that execute  portfolio  transactions for the
Portfolio  will  include  firms that also sell  shares of the DWS funds to their customers.  However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio  transactions for the DWS funds. Accordingly,  the Advisor has implemented policies and procedures reasonably  designed to prevent its traders from  considering  sales of DWS fund shares as a factor in the  selection  of  broker-dealers  to  execute  portfolio transactions for the Portfolio. In addition, the Advisor, the Distributor and/or their  affiliates  will not use fund  brokerage to pay for their  obligation  to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

December 31, 2008

                                       4

Supplement to the currently effective Statements of Additional Information for the listed Portfolios:

--------------------------------------------------------------------------------
DWS Variable Series I:

DWS Bond VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP

DWS Variable Series II:

DWS Balanced VIP
DWS Blue Chip VIP
DWS Conservative Allocation VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS Growth Allocation VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth & Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Moderate Allocation VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP
--------------------------------------------------------------------------------

The following replaces similar language in the "Investment Policies and
Techniques -- General Characteristics of Options" section of the Portfolios'
Statements of Additional Information:

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described in the section entitled "Asset Segregation."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, each Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving each Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect each Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a
European

style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing
Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii)
trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the
OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each
Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with each Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, each
Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the
Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received
(or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that
OTC options purchased by each Portfolio, and portfolio securities "covering" the amount of each Portfolio's obligation pursuant to an OTC option sold by it (the cost of any sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If each Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase each Portfolio's income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by each
Portfolio must be "covered" (i.e., each Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though each Portfolio will receive the option premium to help protect it against loss, a call sold by each Portfolio exposes each Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require each Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of each Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that each Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio's net assets; the value of the aggregate premiums paid for all put and call options held by each of these
Portfolios will not exceed 20% of its total assets.

               Please Retain This Supplement for Future Reference

October 22, 2008

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                        OF EACH OF THE LISTED PORTFOLIOS:

--------------------------------------------------------------------------------
DWS Investments VIT Funds

DWS Equity 500 Index VIP
DWS Small Cap Index VIP
--------------------------------------------------------------------------------
DWS Variable Series I

DWS Bond VIP                              DWS Growth & Income VIP
DWS Capital Growth VIP                    DWS Health Care VIP
DWS Global Opportunities VIP              DWS International VIP
--------------------------------------------------------------------------------
DWS Variable Series II

DWS Balanced VIP                          DWS International Select Equity VIP
DWS Blue Chip VIP                         DWS Janus Growth & Income VIP
DWS Conservative Allocation VIP           DWS Large Cap Value VIP
DWS Core Fixed Income VIP                 DWS Mid Cap Growth VIP
DWS Davis Venture Value VIP               DWS Moderate Allocation VIP
DWS Dreman High Return Equity VIP         DWS Small Cap Growth VIP
DWS Dreman Small Mid Cap Value VIP        DWS Strategic Income VIP
DWS Global Thematic VIP                   DWS Technology VIP
DWS Government & Agency Securities VIP    DWS Turner Mid Cap Growth VIP
DWS Growth Allocation VIP
DWS High Income VIP

Effective on or about September 2, 2008, disclosure in the Portfolio's Statement of Additional Information that describes the methods of segregating assets or otherwise "covering" transaction, shall no longer apply, and the following disclosure replaces similar disclosure, or for certain funds is added as new disclosure, in each Portfolio's Statement of Additional Information:

Asset Segregation

Certain investment transactions expose the Portfolio to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Portfolio engages in such transactions, the Portfolio will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the
Portfolio segregates sufficient cash or other liquid assets or otherwise
"covers" its obligations under such transactions, the Portfolio will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Portfolio.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Portfolio will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Portfolio will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Portfolio may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and
Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Portfolio.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a
Portfolio's assets for segregation and cover purposes could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations. Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the
Portfolio that may be at risk with respect to certain derivative transactions.

               Please Retain This Supplement for Future Reference

Supplement to the currently effective Statements of Additional Information of each of the funds/portfolios listed below:

Cash Account Trust                         DWS Equity Partners Fund                  DWS Small Cap Core Fund
    Government and Agency Securities       DWS Europe Equity Fund                    DWS Small Cap Growth Fund
    Portfolio                              DWS Floating Rate Plus Fund               DWS Small Cap Value Fund
     Davidson Cash Equivalent Shares       DWS Global Bond Fund                      DWS Strategic Government Securities Fund
     Davidson Cash Equivalent Plus Shares  DWS Global Opportunities Fund             DWS Strategic High Yield Tax-Free Fund
     DWS Government & Agency Money Fund    DWS Global Thematic Fund                  DWS Strategic Income Fund
     Capital Assets Funds Shares           DWS GNMA Fund                             DWS Target 2010 Fund
     Premier Money Market Shares           DWS Gold & Precious Metals Fund           DWS Target 2011 Fund
     Service Shares                        DWS Growth & Income Fund                  DWS Target 2012 Fund
    Money Market Portfolio                 DWS Health Care Fund                      DWS Target 2013 Fund
     Capital Assets Funds Shares           DWS High Income Fund                      DWS Target 2014 Fund
     Capital Assets Funds Preferred Shares DWS High Income Plus Fund                 DWS Technology Fund
     Davidson Cash Equivalent Shares       DWS Inflation Protected Plus Fund         DWS U.S. Bond Index Fund
     Davidson Cash Equivalent Plus Shares  DWS Intermediate Tax/AMT Free Fund        DWS Value Builder Fund
     Premier Money Market Shares           DWS International Fund                    DWS Variable Series I
     Premium Reserve Money Market Shares   DWS International Select Equity Fund       DWS Bond VIP
     Service Shares                        DWS International Value Opportunities      DWS Capital Growth VIP
    Tax-Exempt Portfolio                     Fund                                     DWS Global Opportunities VIP
     Capital Assets Funds Shares           DWS Investments VIT Funds                  DWS Growth & Income VIP
     Davidson Cash Equivalent Shares        DWS Equity 500 Index VIP                  DWS Health Care VIP
     DWS Tax-Free Money Fund Class S        DWS Small Cap Index VIP                   DWS International VIP
     DWS Tax-Exempt Money Fund             DWS Japan Equity Fund                     DWS Variable Series II
     Premier Money Market Shares           DWS Large Cap Value Fund                   DWS Balanced VIP
     Service Shares                        DWS Large Company Growth Fund              DWS Blue Chip VIP
     Tax Free Investment Class             DWS Latin America Equity Fund              DWS Conservative Allocation VIP
Cash Reserve Fund, Inc.                    DWS LifeCompass 2015 Fund                  DWS Core Fixed Income VIP
    Prime Series                           DWS LifeCompass 2020 Fund                  DWS Davis Venture Value VIP
     Prime Shares                          DWS LifeCompass 2030 Fund                  DWS Dreman High Return Equity VIP
DWS Alternative Asset Allocation Plus Fund DWS LifeCompass 2040 Fund                  DWS Dreman Small Mid Cap Value VIP
DWS Balanced Fund                          DWS LifeCompass Income Fund                DWS Global Thematic VIP
DWS Blue Chip Fund                         DWS LifeCompass Protect Fund               DWS Government & Agency Securities VIP
DWS California Tax-Free Income Fund        DWS LifeCompass Retirement Fund            DWS Growth Allocation VIP
DWS Capital Growth Fund                    DWS Lifecycle Long Range Fund              DWS High Income VIP
DWS Climate Change Fund                    DWS Managed Municipal Bond Fund            DWS International Select Equity VIP
DWS Commodity Securities Fund              DWS Massachusetts Tax-Free Fund            DWS Janus Growth & Income VIP
DWS Communications Fund                    DWS Micro Cap Fund                         DWS Large Cap Value VIP
DWS Core Fixed Income Fund                 DWS Mid Cap Growth Fund                    DWS Mid Cap Growth VIP
DWS Core Plus Allocation Fund              DWS Money Market Prime Series              DWS Moderate Allocation VIP
DWS Core Plus Income Fund                       DWS Money Market Fund                 DWS Money Market VIP
DWS Disciplined Long/Short Growth Fund          DWS Cash Investment Trust Class A     DWS Small Cap Growth VIP
DWS Disciplined Long/Short Value Fund           DWS Cash Investment Trust Class B     DWS Strategic Income VIP
DWS Disciplined Market Neutral Fund             DWS Cash Investment Trust Class C     DWS Technology VIP
DWS Dreman Concentrated Value Fund              DWS Cash Investment Trust Class S     DWS Turner Mid Cap Growth VIP
DWS Dreman High Return Equity Fund         DWS Money Market Series                   Investors Cash Trust
DWS Dreman Mid Cap Value Fund                   Premium Class S                          Treasury Portfolio
DWS Dreman Small Cap Value Fund                 Prime Reserve Class S                     Premier Money Market Shares
DWS EAFE(R) Equity Index Fund                DWS New York Tax-Free Income Fund              DWS U.S. Treasury Money Fund Class S
DWS Emerging Markets Equity Fund           DWS RREEF Global Infrastructure Fund           Investment Class Shares
DWS Emerging Markets Fixed Income Fund     DWS RREEF Global Real Estate Securities   NY Tax Free Money Fund
DWS Enhanced S&P 500 Index Fund                Fund                                  Tax Free Money Fund Investment
DWS Equity 500 Index Fund                  DWS RREEF Real Estate Securities Fund     Tax-Exempt California Money Market Fund
DWS Equity Income Fund                     DWS S&P 500 Index Fund
                                           DWS Short Duration Fund
                                           DWS Short Duration Plus Fund
                                           DWS Short-Term Municipal Bond Fund

Effective July 16, 2008, DWS Scudder Investments will change its name to DWS
Investments. In addition, the Web site for DWS funds will change to
www.dws-investments.com.

Also, effective July 16, 2008, several service providers to the funds and retirement plans will change their names. The new names will be as follows:

Current Name                                              New Name, effective July 16, 2008
------------                                              ---------------------------------
DWS Scudder Distributors, Inc.                            DWS Investments Distributors, Inc. ("DIDI")
DWS Scudder Fund Accounting Corporation                   DWS Investments Fund Accounting Corporation ("DIFA")
DWS Scudder Investments Service Company                   DWS Investments Service Company ("DISC")
DWS Scudder Wholesalers                                   DWS Investments Wholesalers
DWS Scudder Flex Plan                                     DWS Investments Flex Plan
DWS Scudder Individual Retirement Account (IRA)           DWS Investments Individual Retirement Account (IRA)
DWS Scudder Horizon Plan                                  DWS Investments Horizon Plan
DWS Scudder Profit Sharing and Money Purchase Pension     DWS Simplified Profit Sharing and Money Purchase Pension
    Plans                                                     Plans
DWS Scudder 401(k) Plan                                   DWS Investments 401(k) Plan
DWS Scudder 403(b) Plan                                   DWS Investments 403(b) Plan
DWS Scudder IRA                                           DWS Investments IRA

References to the designation "DWS Scudder" contained in the "Management"
section of each of the funds' Statements of Additional Information are hereby changed to "DWS Investments." DWS Investments is part of Deutsche Bank's Asset
Management division and, within the United States, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas,
Deutsche Investment Management Americas Inc. and DWS Trust Company.

               Please Retain this Supplement for Future Reference

July 16, 2008

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2008

                              CLASS A AND B SHARES

                             DWS VARIABLE SERIES II

                    345 Park Avenue, New York, New York 10154
                                 1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series
II (the "Fund") dated May 1, 2008, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and are also available along with other related materials on the Securities and Exchange Commission ("SEC") Internet Web site
(http://www.sec.gov). The prospectuses are also available from Participating
Insurance Companies.

DWS Variable Series II offers a choice of 21 portfolios, 18 of which are described herein (each a "Portfolio," collectively, the "Portfolios"), to holders of certain variable life insurance and variable annuity contracts offered by participating insurance companies ("Participating Insurance
Companies").

The Portfolios described herein are:

DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth & Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP

                                TABLE OF CONTENTS
                                                                                            Page
                                                                                            ----

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Portfolio's investment objective and policies are not fundamental and may be changed without a shareholder vote.
There can be no assurance that a Portfolio's investment objective will be met.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed without approval by a "majority" of the outstanding voting shares of a Portfolio. As defined in the Investment Company
Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of
(a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.

Each Portfolio (except DWS Technology VIP) is classified as a diversified open-end management investment company. A diversified portfolio may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. DWS Technology VIP is classified as a non-diversified open-end management investment company. A non-diversified portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. Each of the foregoing Portfolios intends to comply with the diversification requirements imposed by the Internal Revenue Code of
1986, as amended (the "Code") for qualification as a regulated investment company.

Each Portfolio may not, as a fundamental policy:

(1)      borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)      issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)      for all Portfolios except DWS Money Market VIP and DWS Technology VIP:
         concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)      for DWS Money Market VIP only: concentrate its investments in a particular industry (excluding US government obligations), as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the
         Portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions;

(5)      for DWS Technology VIP only: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector;

(6)      engage in the business of underwriting securities issued by others, except to the extent that a Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(7)      purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of a Portfolio's ownership of securities;

(8)      purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; or

(9)      make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With regard to Restriction (4) above, for purposes of determining the percentage of DWS Money Market VIP's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified based on standard classifications utilized by ratings agencies.

DWS Money Market VIP may not invest more than 50% of its assets in asset-backed securities.

With regard to Restriction (3) above, for purposes of determining the percentage of each Portfolio's (except DWS Money Market VIP) total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified as a single industry.

With respect to investment restriction (4) for DWS Money Market VIP, domestic banks include US banks and US branches of foreign banks that are subject to the same regulation as US banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent. As a result, the Portfolio may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Portfolio's assets were not so concentrated.

The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund's Board of Trustees without a shareholder vote:

As a matter of non-fundamental policy, each Portfolio, except DWS Money Market
VIP, does not intend to:

(1)      borrow money in an amount greater than 5% of its total assets, except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Portfolio's registration statement which may be deemed to be borrowings;

(2)      purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3)      purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4)      enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5)      purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a
         Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6)      invest more than 15% of net assets in illiquid securities.

For all Portfolios, except DWS Strategic Income VIP:

(7)      acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F)
         or 12(d)(1)(G) of the 1940 Act.

For all Portfolios, except DWS Core Fixed Income VIP, DWS Government & Agency
Securities VIP, DWS High Income VIP, DWS Money Market VIP and DWS Strategic
Income VIP:

(8)      enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

For all Portfolios, except DWS Money Market VIP:

(9)      lend portfolio securities in an amount greater than one third of its total assets.

For DWS Money Market VIP only:

(10)     borrow money in an amount greater than 5% of its total assets, except for temporary emergency purposes;

(11)     lend portfolio securities in an amount greater than 5% of its total assets; and

(12)     invest more than 10% of total assets in non-affiliated registered investment companies.

Concentration. DWS Technology VIP "concentrates," for purposes of the 1940 Act, its assets in securities of companies in the technology sector which means that at least 25% of its net assets will be invested in these sectors at all times.
As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Portfolio Holdings

In addition to the public disclosure of portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Portfolio's prospectuses. Each Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Portfolio.

Each Portfolio's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively
"DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Portfolio's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of each Portfolio's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Portfolio's
Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Portfolio or
DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Portfolio's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each
Portfolio and information derived therefrom, including, but not limited to, how each Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Portfolio's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the
Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

Master-feeder Fund Structure. The Fund's Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master-feeder fund structure as described below.

A master-feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

Each Portfolio is an open-end management investment company which continuously offers and redeems shares at net asset value. Two classes of shares of each
Portfolio described herein are currently offered through Participating Insurance
Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 fee. Class B shares are offered at net asset value and are subject to a Rule 12b-1 fee.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase
(such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management
Americas Inc. ("DIMA" or the "Advisor"), in its discretion, might, but is not required to, use in managing each Portfolio's assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a
Portfolio but, to the extent employed, could from time to time have a material impact on a Portfolio's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in a Portfolio's applicable prospectuses.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each
Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a shareholder vote. There is no assurance that the objectives of each Portfolio will be achieved.

Bank Loans. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP
may each invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan.
These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and
S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. A Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When a Portfolio buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by a Portfolio. In certain cases, a Portfolio may buy bank loans on a participation basis, if for example, a Portfolio did not want to become party to the bank agreement. However, in all cases, a Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the portfolios, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a Portfolio's investment policies.
Treating a financial intermediary as an issuer of indebtedness may restrict a
Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. Each Portfolio will borrow only when the Advisor or a Subadvisor believes that borrowing will benefit a Portfolio after taking into account all considerations such as the costs of the borrowing relative to the expected return. DWS High Income VIP may borrow up to 5% of its net assets against called and tendered bonds held by the Portfolio. Any borrowing, including borrowing against called and tendered bonds, is subject to the Portfolio's fundamental and non-fundamental investment policies.

Borrowing by a Portfolio will involve special risk considerations. To the extent a Portfolio borrows money, positive or negative performance by a Portfolio's investments may be magnified. Any gain in the value of securities purchased with borrowed money, or income earned on such securities, that exceeds the interest paid on the amount borrowed would cause the net asset value of a Portfolio's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of a Portfolio's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank
Insurance Fund or the Savings Association Insurance Fund administered by the
Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio's limitation on investments in illiquid securities.

Collateralized Obligations. Subject to its investment objectives and policies, a
Portfolio may purchase collateralized obligations, including interest only
("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a US government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, US government securities or other assets.
The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a US government agency or instrumentality, such as the
Federal Home Loan Mortgage Corporation, are considered US government securities.
Privately-issued collateralized obligations collateralized by a portfolio of US government securities are not direct obligations of the US government or any of its agencies or instrumentalities and are not considered US government securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Portfolio, other than DWS Money Market VIP, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These
"inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters. DWS Money Market VIP does not invest in inverse floaters.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to a Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid.
In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first.
Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a
Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Subject to its investment objectives and policies, each
Portfolio (except DWS Money Market VIP) may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments and/or by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated
or determinable exchange ratio into underlying shares of common stock including
Liquid Yield Option Notes ("LYONs"(TM)). The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities often provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Delayed Delivery Transactions. DWS Balanced VIP, DWS Core Fixed Income VIP, DWS
Davis Venture Value VIP, DWS Dreman High Return Equity, DWS Global Thematic VIP,
DWS Government & Agency Securities VIP, DWS High Income VIP, DWS Janus Growth &
Income VIP, DWS Mid Cap Growth VIP, DWS Strategic Income VIP, DWS Technology VIP
and DWS Turner Mid Cap Growth VIP may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a
Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), European
Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International
Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as
"Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.
Generally, Depositary Receipts in registered form are designed for use in the
United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio's investment policies, a Portfolio's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers'
stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.
However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may
invest in all types of direct debt investments, but among these investments each
Portfolio currently intends to invest primarily in direct loans and trade claims.

When a Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a Portfolio's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio's portfolio and calculating its net asset value. In order to lessen liquidity risk, each
Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio's net assets to be illiquid. Trade claims may also present a tax risk to a Portfolio. The
Portfolios will not invest in trade claims if it affects the Portfolio's qualification as a regulated investment company under the Code.

Foreign Fixed-Income Securities. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the Advisor's or subadvisor's analysis without relying on published ratings.
Since such investments will be based upon the Advisor or subadvisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor or subadvisor than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio's shares, generally will fluctuate with (a)
changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed-income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed-income securities, and the extent to which a
Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investment in sovereign debt, including Brady Bonds, can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Securities. DWS Mid Cap Growth VIP, DWS Blue Chip VIP, DWS Balanced VIP
and DWS Small Cap Growth VIP invest mainly in US common stocks, but may invest up to 25% of its total assets in foreign securities. DWS High Income VIP generally invests in US bonds or instruments, but up to 50% of its total assets could be in bonds from foreign issuers. DWS Core Fixed Income VIP generally invests in US bonds or instruments, but up to 25% of its total assets could be in bonds from foreign issuers. DWS Technology VIP invests mainly in US stocks, but may invest up to 35% and 20%, respectively, of net assets in foreign securities. DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value
VIP may invest up to 20% of net assets in US dollar-denominated American
Depositary Receipts ("ADRs") and in securities of foreign companies traded principally in securities markets outside the US. DWS Money Market VIP and DWS
Government & Agency Securities VIP, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in US dollar-denominated instruments.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a
Portfolio's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor and a subadvisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a Portfolio's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield, High Risk Bonds. Certain Portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds" or "high yield"), that is, rated below Baa by Moody's or below BBB by S&P or judged to be of equivalent quality as determined by the Advisor or subadvisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional
Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk)
securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor and Subadvisors not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with their own independent and ongoing review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's or Subadvisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or Subadvisor will determine whether it is in the best interests of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings.
Such legislation may significantly depress the prices of outstanding securities of this type.

DWS Core Fixed Income VIP will not invest more than 5% of its net assets in junk bonds.

iGAP Strategy (for DWS Balanced VIP and DWS Strategic Income VIP). In addition to each portfolio's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global bond, currency markets and global equity markets (DWS Balanced VIP only). The iGAP strategy is implemented through the use of derivatives and is expected to have a low correlation to a portfolio's bond holdings.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers).
Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review by the Boards of Trustees.
Borrowings through the interfund lending program are subject to each Portfolio's policies on borrowing.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and policies and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index.
Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded
(which may result in their trading at a discount or premium to their NAVs).
Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the S&P Mid Cap 400 Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Nasdaq-100 Index.

The DWS Strategic Income VIP may invest in shares of DWS Floating Rate Plus
Fund. DWS Floating Rate Plus Fund seeks to provide high current income. DWS
Floating Rate Plus Fund pursues its objective by investing, under normal circumstances, at least 80% of its total assets in adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities. DWS Floating Rate Plus Fund also seeks to enhance returns by employing a global tactical asset allocation strategy that is implemented through the use of derivatives.

Investment-Grade Bonds. "Investment-grade" bonds are those rated Aaa, Aa, A or
Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor or a Subadvisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash").
Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors.
Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio (except DWS Money Market VIP) may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust or one or more future entities for which DIMA acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the
"Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940
Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with the Portfolio's investment policies and restrictions as set forth in its registration statement. Currently, DWS Money Market VIP does not intend to invest in Central Funds.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio's aggregate investment in the Central Funds does not exceed
25% of its total assets (except DWS Core Fixed Income VIP cannot exceed 20% of its total assets) in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Each Portfolio (with the exception of DWS Money
Market VIP) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their investment securities, the Portfolios attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Portfolio. A Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) a Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a
Portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a
Portfolio may be invested in a money market fund managed by the Advisor or a subadvisor (or one of its affiliates).

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. DWS
Money Market VIP effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under
Rule 2a-7 of the 1940 Act, the Portfolio's Board has approved policies established by the Portfolio's Advisor reasonably calculated to prevent the
Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Portfolio's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the
Advisor of unrealized gains and losses in the Portfolio's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Mortgage-Backed and Asset-Backed Securities

General. Each Portfolio may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Portfolio may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair each
Portfolio's ability to reinvest the returns of principal at comparable yields.
Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

Mortgage-Backed. Each Portfolio may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. Each Portfolio may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"),
the Federal National Mortgage Association ("FNMA") and the Federal Home Loan
Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the US. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Each Portfolio may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs")
and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds
(bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence.
Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated
maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by US Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. Each Portfolio does not intend to acquire residual interests in REMICs, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The
Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by each Portfolio. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of each Portfolio with a portfolio maturity policy and make needed adjustments to comply with each Portfolio's policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages
("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Portfolios to dispose of any then existing holdings of such securities. The Portfolios, except DWS Balanced VIP, DWS Core
Fixed Income VIP and DWS Money Market VIP, do not intend to invest more than 5%
of its total assets in asset-backed securities. DWS Balanced VIP and DWS Core
Fixed Income VIP currently do not intend to invest more than 25% of its total assets in asset-backed securities. DWS Money Market VIP may not invest more than
50% of its assets in asset-backed securities.

Non-Diversified Portfolios. DWS Technology VIP is classified as a
"non-diversified" portfolio so that it will be able to invest to a greater degree in the securities of a single issuer, subject to the diversification requirements for qualification as a regulated investment company under the Code.
This allows the Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since a Portfolio may invest a relatively high percentage of its assets in the securities (i.e., these funds purchase stock) of a limited number of issuers, a Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs.
REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.
Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a
Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a
Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a
Portfolio, the Advisor or a subadvisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the
Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest)
of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Restructuring Instruments. DWS Balanced VIP, DWS High Income VIP and DWS
Strategic Income VIP may hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, a Portfolio may accept various instruments if the investment adviser determines it is in the best interests of a Portfolio and consistent with a Portfolio's investment objective and policies. Such instruments may include, but not limited to, warrants, rights, participation interests in assets sales and contingent-interest obligations.

Reverse Repurchase Agreements. Each Portfolio (except DWS Money Market VIP) may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A
Portfolio will enter into reverse repurchase agreements only when the Advisor or
Subadvisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a Portfolio's assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, each
Portfolio may invest in commercial paper issued under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3)
thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2)
paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the
Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor or Subadvisor considers the legally restricted but readily saleable Section 4(2)
paper to be liquid; however, pursuant to procedures approved by the Board of
Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Advisor or Subadvisor monitors the liquidity of each Portfolio's investments in Section 4(2) paper on a continuing basis.

Small Company Risk. DWS Small Cap Growth VIP, DWS Balanced VIP and DWS Dreman
Small Mid Cap Value VIP intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell
2000 Growth Index and the Russell 2500 Value Index, respectively. Other
Portfolios may invest in small capitalization stocks to a lesser degree. Many small companies may have sales and earnings growth rates which exceed those of larger companies and such growth rates may in turn be reflected in more rapid share price appreciation over time; however, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time).
Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the
DWS Small Cap Growth VIP and DWS Dreman Small Mid Cap Value VIP may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

Short Sales Against-the-Box. All Portfolios (except DWS Money Market VIP) may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which a Portfolio replaces the borrowed security. A
Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box.
Each Portfolio does not currently intend to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral.

Variable Rate Securities. DWS Money Market VIP may invest in Variable Rate
Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate
Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit.
Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand
Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate
Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7 which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Strategic Transactions and Derivatives (all Portfolios except DWS Money Market
VIP). A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called
"Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic
Transactions may also be used to enhance potential gain although no more than 5%
of a Portfolio's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes, unless permitted by the investment objective and policies of a Portfolio. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and the Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's or a subadvisor's view as to certain market movements is incorrect, the risk that the use of such Strategic
Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than
(in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a
Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a
Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.
Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic
Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an
OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii)
trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the
OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A
Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the
Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor or a subadvisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the
Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received
(or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor's Ratings Services ("S&P") or P-1 from
Moody's Investors Service ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor or a subadvisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities
"covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than
15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

A Portfolio may purchase and sell call options on securities including US
Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be
"covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a
Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including US
Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50%
of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a
Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Advisor has claimed an exclusion with respect to the Portfolios and the
Portfolios are excluded from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore are not subject to commodity pool operator registration and regulation under the Commodity Exchange
Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary or futures commission merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Portfolio may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance returns. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor or a subadvisor.

With respect to hedging, a Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps may involve hedging either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated in, exposed to or generally quoted in that currency.

To the extent a Portfolio intends to hedge its currency exposure, a Portfolio generally will not enter into a transaction and obtain exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated in, exposed to or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a
Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for US dollars.
The amount of the commitment or option would not exceed the value of a
Portfolio's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a
Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a
Portfolio may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date or to enhance returns. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay.
Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a
Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Portfolio's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of a
Portfolio's assets may be invested in credit default swaps for the purposes of buying credit protection. A Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. A
Portfolio may also borrow up to 5% of its net assets against called and tendered bonds in the Portfolio. For the risks associated with borrowing, please see the
"Borrowing" subsection of the "Investment Restrictions" section of this
Statement of Additional Information. DWS Balanced VIP may invest up to 15% of its total assets in credit default swaps.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the
US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a
Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a
Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a
Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a
Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single
Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor or Subadvisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's or a subadvisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Sub-Prime Mortgage Exposure

Each Portfolio may invest in companies that may be affected by the downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting. The downturn in the sub-prime mortgage-lending market has had, and may continue to have, a far-reaching impact on the broader securities market, especially in the sub-prime, asset-backed and other debt related securities markets. In addition to performance issues, the reduced investor demand for sub-prime, asset-backed and other debt related securities as a result of the downturn has created liquidity and valuation issues for these securities. Each Portfolio's investments related to or impacted by the downturn in the sub-prime mortgage lending market may cause the overall value of the Portfolios to decrease.

Warrants. Each Portfolio (except DWS Money Market VIP) may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon US Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the US Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the US Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon US Government securities.

CERTAIN INVESTMENT POLICIES AND TECHNIQUES OF DWS FLOATING RATE PLUS FUND

Of the Portfolios listed in this Statement of Additional Information, only DWS
Strategic Income VIP may invest in shares of DWS Floating Rate Plus Fund. DWS
Floating Rate Plus Fund invests primarily in Senior Loans and may borrow for investment purposes, as described below.

Senior Loans. DWS Floating Rate Plus Fund may invest in Senior Loans. Senior
Loans are direct obligations of corporations or other business entities and are generally arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases and leveraged buyouts. Senior Loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding Senior Loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senor Loan in an order of maturity described in the loan documents. Under certain interests in
Senior Loans, the fund may have an obligation to make additional loans upon demand by the borrower. The fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

The fund's investment in Senior Loans may take the form of purchase of an assignment or a portion of a Senior Loan from a third party ("assignment") or acquiring a participation in a Senior Loan ("participation"). The fund may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment.
When the fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. The fund may also invest in participations in Senior Loans. With respect to any given Senior Loan, the rights of the fund when it acquires a participation may be more limited than the rights of the original lenders or of investors who acquire an assignment.
Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The fund normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that the fund could receive a portion of the borrower's collateral. If the fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of the fund's portfolio. At times the fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

The loan agreement in connection with Senior Loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

The fund believes that the principal credit risk associated with acquiring
Senior Loans from another lender is the credit risk associated with the borrower of the underlying Senior Loan. The fund may incur additional credit risk, however, when the fund acquires a participation in a Senior Loan from another lender because the fund must assume the risk of insolvency or bankruptcy of the other lender from which the Senior Loan was acquired. However, in acquiring
Senior Loans, the fund conducts an analysis and evaluation of the financial condition of each such lender. The fund has taken the following measures in an effort to reduce such risks. The fund will only acquire participations in Senior
Loans if the lender selling the participation, and any other persons interpositioned between the fund and the lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standards & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by
Moody's Investors Service ("Moody's")) or determined by the Advisor to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by
Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be either overwhelming or very strong and issues of commercial paper rated Prime-1 by Moody's are considered by Moody's to have a superior ability for repayment of senior short-term debt obligations.

Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The fund generally holds Senior Loans to maturity unless it has become necessary to sell them to adjust the fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.

Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. Prepayment may be deferred by the fund. This should, however, allow the fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to the fund.

Because interest rates paid on these Senior Loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the fund will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

Under a Senior Loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable;
inventory; property, plant and equipment; both common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. The fund may also receive guarantees as a form of collateral. In some instances, a
Senior Loan may be secured only by stock in a borrower or its affiliates. The fund may also invest in Senior Loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the Senior Loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deemed necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

The fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject such Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such
Senior Loans. Such sales could result in prices that, in the opinion of the
Advisor, do not represent fair value. If the fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the fund could get for the Senior Loan may be adversely affected.

Borrowing. DWS Floating Rate Plus Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the fund may borrow up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The fund may borrow through other means to the extent permitted by the 1940 Act. In addition to borrowing for leverage purposes, the fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the fund's agreement with its lender, the net asset value per share of the funds will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the fund must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the fund compared with what it would have been without leverage.

                             MANAGEMENT OF THE FUND

Investment Advisor

DIMA, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA
or a subadvisor, makes each Portfolio's investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor or a subadvisor manages each Portfolio's daily investment and business affairs subject to the policies established by the
Fund's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. Each Portfolio's investment advisor or subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management ("DeAM") is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company
Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

The Board and the shareholders of each Portfolio recently approved an amended and restated investment management agreement (the "Investment Management
Agreement") for the Portfolios, except DWS Large Cap Value Portfolio, which adopted the amended and restated investment management agreement effective April
11, 2007. Pursuant to the Investment Management Agreement for each Portfolio, the Advisor provides continuing investment management of the assets of a
Portfolio. In addition to the investment management of the assets of the
Portfolios, the Advisor determines the investments to be made for the Portfolio, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio's policies as stated in its prospectus and SAI, or as adopted by the Portfolio's Board. The Advisor will also monitor, to the extent not monitored by the Portfolio's administrator or other agent, the Portfolio's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Portfolio's Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Portfolio's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Portfolio, including the Portfolio's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Portfolio is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments;
maintenance of books and records that are maintained by the Portfolio, the
Portfolio's custodian, or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Portfolio's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the
Board of the Portfolio, including a majority of the Board who are not interested persons of the Portfolio, and, if required by applicable law, subject to a majority vote of the Portfolio's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment
Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice.

Effective May 1, 2008, for all services provided under the Investment Management
Agreement, the Portfolio pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

                      Portfolio                Management Fee Rate
                      ---------                -------------------

DWS Balanced VIP                              0.370% to $250 million
                                              0.345% next $750 million
                                              0.310% thereafter

DWS Blue Chip VIP                             0.550% to $250 million
                                              0.520% to next $750 million
                                              0.500% to next $1.5 billion
                                              0.480% to next $2.5 billion
                                              0.450% to next $2.5 billion
                                              0.430% to next $2.5 billion
                                              0.410% to next $2.5 billion
                                              0.390% thereafter

DWS Core Fixed Income VIP                     0.500% to $250 million
                                              0.470% next $750 million
                                              0.450% next $1.5 billion
                                              0.430% next $2.5 billion
                                              0.400% next $2.5 billion
                                              0.380% next $2.5 billion
                                              0.360% next $2.5 billion
                                              0.340% thereafter

DWS Davis Venture Value VIP                   0.865% to $250 million
                                              0.840% next $250 million
                                              0.815% next $500 million
                                              0.790% next $1.5 billion
                                              0.765% thereafter

DWS Dreman High Return Equity VIP             0.665% to $250 million
                                              0.635% next $750 million
                                              0.615% next $1.5 billion
                                              0.595% next $2.5 billion
                                              0.565% next $2.5 billion
                                              0.555% next $2.5 billion
                                              0.545% next $2.5 billion
                                              0.535% thereafter

DWS Dreman Small Mid Cap Value VIP            0.650% to $250 million
                                              0.620% next $750 million
                                              0.600% next $1.5 billion
                                              0.580% next $2.5 billion
                                              0.550% next $2.5 billion
                                              0.540% next $2.5 billion
                                              0.530% next $2.5 billion
                                              0.520% thereafter

DWS Global Thematic VIP                       0.915% to $250 million
                                              0.865% next $500 million
                                              0.815% next $750 million
                                              0.765% next $1.5 billion
                                              0.715% thereafter

DWS Government & Agency Securities VIP        0.450% to $250 million
                                              0.430% next $750 million
                                              0.410% next $1.5 billion
                                              0.400% next $2.5 billion
                                              0.380% next $2.5 billion
                                              0.360% next $2.5 billion
                                              0.340% next $2.5 billion
                                              0.320% thereafter

DWS High Income VIP                           0.500% to $250 million
                                              0.470% next $750 million
                                              0.450% next $1.5 billion
                                              0.430% next $2.5 billion
                                              0.400% next $2.5 billion
                                              0.380% next $2.5 billion
                                              0.360% next $2.5 billion
                                              0.340% thereafter

DWS International Select VIP Equity VIP       0.650% to $1.5 billion
                                              0.635% next $1.75 billion
                                              0.620% next $1.75 billion
                                              0.605% thereafter

DWS Janus Growth & Income VIP                 0.665% to $250 million
                                              0.640% next $750 million
                                              0.615% next $1.5 billion
                                              0.590% thereafter

DWS Mid Cap Growth VIP                        0.665% to $250 million
                                              0.635% next $750 million
                                              0.615% next $1.5 billion
                                              0.595% next $2.5 billion
                                              0.565% next $2.5 billion
                                              0.555% next $2.5 billion
                                              0.545% next $2.5 billion
                                              0.535% thereafter

DWS Money Market VIP                          0.285% to $500 million
                                              0.270% next $500 million
                                              0.255% next $1.0 billion
                                              0.240% thereafter

DWS Small Cap Growth VIP                      0.550% to $250 million
                                              0.525% next $750 million
                                              0.500% thereafter

DWS Strategic Income VIP                      0.550% to $250 million
                                              0.520% next $750 million
                                              0.50% next $1.5 billion
                                              0.48% next $2.5 billion
                                              0.450% next $1.5 billion
                                              0.430% next $2.5 billion
                                              0.410% next $2.5 billion
                                              0.390% thereafter

DWS Technology VIP                            0.665% to $250 million
                                              0.635% next $750 million
                                              0.615% next $1.5 billion
                                              0.595% next $2.5 billion
                                              0.565% next $2.5 billion
                                              0.555% next $2.5 billion
                                              0.545% next $2.5 billion
                                              0.535% thereafter

DWS Turner Mid Cap Growth VIP                 0.715% to $250 million
                                              0.700% next $250 million
                                              0.685% next $500 million
                                              0.670% thereafter

Effective April 11, 2007, DWS Large Cap Value VIP pays the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rates shown below:

Average Daily Net Assets                             Fee Rate
------------------------                             --------
First $250 million                                    0.650%
next $750 million                                     0.625%
next $1.5 billion                                     0.600%
next $2.5 billion                                     0.575%
next $2.5 billion                                     0.550%
next $2.5 billion                                     0.525%
next $2.5 billion                                     0.500%
Over $12.5 billion                                    0.475%

Prior to May 1, 2008, the Portfolios listed below each paid the Advisor a graduated investment management fee, based on the average daily net assets of a
Portfolio, payable monthly, at the annual rates shown below. The prior investment management agreement for each Portfolio, except DWS Large Cap Value
VIP, included the provision of administrative services:

DWS Blue Chip VIP and DWS Strategic Income VIP

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.650%
next $750 million                                     0.620%
next $1.5 billion                                     0.600%
next $2.5 billion                                     0.580%
next $2.5 billion                                     0.550%
next $2.5 billion                                     0.530%
next $2.5 billion                                     0.510%
Over $12.5 billion                                    0.490%

DWS Core Fixed Income VIP and DWS High Income VIP

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.600%
next $750 million                                     0.570%
next $1.5 billion                                     0.550%
next $2.5 billion                                     0.530%
next $2.5 billion                                     0.500%
next $2.5 billion                                     0.480%
next $2.5 billion                                     0.460%
Over $12.5 billion                                    0.440%

DWS Dreman Small Mid Cap Value VIP

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.750%
next $750 million                                     0.720%
next $1.5 billion                                     0.700%
next $2.5 billion                                     0.680%
next $2.5 billion                                     0.650%
next $2.5 billion                                     0.640%
next $2.5 billion                                     0.630%
Over $12.5 billion                                    0.620%

DWS Government & Agency Securities VIP

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.550%
next $750 million                                     0.530%
next $1.5 billion                                     0.510%
next $2.5 billion                                     0.500%
next $2.5 billion                                     0.480%
next $2.5 billion                                     0.460%
next $2.5 billion                                     0.440%
Over $12.5 billion                                    0.420%

DWS International Select Equity VIP

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $1.5 billion                                    0.750%
next $1.75 billion                                    0.735%
next $1.75 billion                                    0.720%
Over $5 billion                                       0.705%

For the period from January 1, 2007 through April 10, 2007, DWS Large Cap Value
VIP paid the Advisor a fee, under the Investment Management Agreement, calculated daily and paid monthly, at the annual rates shown below:

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.750%
next $750 million                                     0.725%
next $1.5 billion                                     0.700%
next $2.5 billion                                     0.675%
next $2.5 billion                                     0.650%
next $2.5 billion                                     0.625%
next $2.5 billion                                     0.600%
Over $12.5 billion                                    0.575%

DWS Balanced VIP paid the Advisor a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.470%
Next $750 million                                     0.445%
Over $1 billion                                       0.410%

DWS Davis Venture Value VIP paid the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio            Fee Rate
-----------------------------------------            --------

$0-$250 million                                       0.950%
next $250 million                                     0.925%
next $500 million                                     0.900%
next $1.5 billion                                     0.875%
Over $2.5 billion                                     0.850%

DWS Dreman High Return Equity VIP, DWS Mid Cap Growth VIP and DWS Technology VIP
each paid the Advisor a graduated investment management fee, based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio            Fee Rate
-----------------------------------------            --------

$0-$250 million                                       0.750%
next $750 million                                     0.720%
next $1.5 billion                                     0.700%
next $2.5 billion                                     0.680%
next $2.5 billion                                     0.650%
next $2.5 billion                                     0.640%
next $2.5 billion                                     0.630%
Over $12.5 billion                                    0.620%

DWS Global Thematic VIP paid the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio            Fee Rate
-----------------------------------------            --------

$0-$250 million                                       1.000%
next $500 million                                     0.950%
next $750 million                                     0.900%
next $1.5 billion                                     0.850%
Over $3 billion                                       0.800%

DWS Janus Growth & Income VIP paid a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.750%
Next $750 million                                     0.725%
Next $1.5 billion                                     0.700%
Over $2.5 billion                                     0.675%

DWS Money Market VIP paid the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, computed daily and payable monthly, at the annual rates shown below:

DWS Money Market VIP

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $500 million                                    0.385%
Next $500 million                                     0.370%
Next $1 billion                                       0.355%
Over $2 billion                                       0.340%

DWS Small Cap Growth VIP paid the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets                             Fee Rate
------------------------                             --------

First $250 million                                    0.650%
Next $750 million                                     0.625%
Over $1 billion                                       0.600%

DWS Turner Mid Cap Growth VIP paid the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio            Fee Rate
-----------------------------------------            --------

First $250 million                                    0.800%
Next $250 million                                     0.785%
Next $500 million                                     0.770%
Over $1 billion                                       0.755%

In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Portfolios (the "Subadvisor Approval Policy"). The
Subadvisor Approval Policy permits the Advisor, subject to the approval of the
Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend subadvisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Portfolios cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Portfolios exemptive relief from existing rules. The Portfolios and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Portfolios and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

Each Agreement continues in effect until September 30, 2008 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the respective
Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

The investment management fees paid by each Portfolio for its last three fiscal years are shown in the table below:

Portfolio                                     Fiscal 2007          Fiscal 2006          Fiscal 2005
---------                                     -----------          -----------          -----------
DWS Balanced VIP(1)                            $2,666,534           $2,967,510           $3,294,501
DWS Blue Chip VIP(2)                           $2,018,922           $2,228,613           $2,118,362
DWS Core Fixed Income VIP(3)                   $2,144,122           $2,124,452           $1,883,098
DWS Davis Venture Value VIP(4)                 $3,682,130           $3,764,933           $3,353,292
DWS Dreman High Return Equity VIP(5)           $7,381,802           $7,237,569           $6,460,811
DWS Dreman Small Mid Cap Value VIP(6)          $4,418,373           $4,646,491           $4,088,038
DWS Global Thematic VIP(7)                     $1,732,290           $1,342,622             $841,064
DWS Government & Agency Securities VIP(8)      $1,209,630           $1,427,977           $1,713,621
DWS High Income VIP(9)                         $1,912,439           $2,263,303           $2,468,117
DWS International Select Equity VIP(10)        $2,007,490           $2,094,158           $1,801,345
DWS Janus Growth & Income VIP(11)              $1,474,026           $1,719,994           $1,712,762
DWS Large Cap Value VIP(12)                    $1,950,386           $2,335,628           $2,307,055
DWS Mid Cap Growth VIP(13)                       $435,886             $473,444             $453,434
DWS Money Market VIP(14)                       $1,392,290           $1,444,203           $1,440,420
DWS Small Cap Growth VIP(15)                   $1,413,741           $1,738,224           $1,681,135
DWS Strategic Income VIP(16)(17)                 $697,461             $662,490             $586,283
DWS Technology VIP                             $1,237,197           $1,472,355           $1,068,872
DWS Turner Mid Cap Growth VIP(18)              $1,067,206           $1,209,780           $1,287,229

(1)      Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Balanced VIP's total operating expenses at 0.51% and 0.89% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Balanced VIP to the extent necessary to maintain the annual expenses of Class A at
         0.51% and Class B 0.89% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31,
         2005, the Advisor waived $99,176 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.47% of the portfolio's average daily net assets. In addition, for the year ended December 31, 2005, the Advisor waived $8,199 of record keeping fees for Class B shares of DWS Balanced VIP.

(2)      Prior to October 1, 2006, the investment management fee for DWS Blue
         Chip VIP was calculated according to the following schedule: 0.650% of average daily net assets.

(3)      Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the Portfolio will not exceed 0.70% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond
         September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.
         Prior to October 1, 2006, the investment management fee for DWS Core
         Fixed Income VIP was calculated according to the following schedule:
         0.600% of average daily net assets.

(4)      Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the
         Portfolio will not exceed 0.89% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
         Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the Portfolio will not exceed 1.29% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond
         September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008.
         Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Davis Venture Value VIP's total operating expenses at 0.89% and 1.29% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary so that the portfolio's total operating expenses will not exceed 0.86% and 1.26%
         for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. For the period from January
         1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Davis Venture Value
         VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through
         September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Davis Venture Value VIP to the extent necessary to maintain the annual expenses of Class A at 0.853% and Class B at 1.003%
         (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the
         Advisor waived $187,410 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $7,238 of record keeping fees for Class B shares of DWS Davis Venture Value VIP.

(5)      Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.78% and 1.11% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. In addition, for the fiscal year ended December 31, 2006, the Advisor waived record keeping expenses of Class B shares of DWS Dreman High Return Equity VIP in the amount of $9,001.

(6)      Prior to October 1, 2006, the investment management fee for DWS Dreman
         Small Mid Cap Value VIP was calculated according to the following schedule: 0.750% of average daily net assets.

(7)      Through April 30, 2009, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.05% and 1.45% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and indirect expenses of underlying DWS portfolios. Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Global
         Thematic VIP's total operating expenses at 1.12% and 1.52% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective October 1, 2007 through April 30,
         2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary so that the portfolio's total operating expenses will not exceed 1.10% and 1.50% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS
         Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.56% and Class B at 1.96%. Effective October 1,
         2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.04% and Class
         B at 1.44% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the
         Advisor waived $112,367 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $1,700 of record keeping fees for Class B shares of DWS Global Thematic VIP.

(8)      Through September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.64% and 1.04% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008. Prior to October 1, 2006, the investment management fee for DWS Government & Agency Securities VIP was
         calculated according to the following schedule: 0.550% of average daily net assets. Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Government & Agency
         Securities VIP's total operating expenses at 0.63% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(9)      Prior to October 1, 2006, the investment management fee for DWS High
         Income VIP was calculated according to the following schedule: 0.600%
         of average daily net assets.

(10)     Prior to October 1, 2006, the investment management fee for DWS
         International Select Equity VIP was calculated according to the following schedule: 0.750% of average daily net assets.

(11)     For the period from January 1, 2005 through September 30, 2005, the
         Advisor agreed to limit the fees and reimburse each class of DWS Janus
         Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at 1.15% and Class B at 1.55%. Effective
         May 2, 2005, through April 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of the DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at
         0.95%. Effective May 2, 2005, through September 30, 2005, the Advisor agreed to limit the fees and reimburse expenses of DWS Janus Growth &
         Income VIP to the extent necessary to maintain annual operating expenses of Class B at 1.35%. Effective October 1, 2005 through
         September 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of DWS Janus Growth & Income VIP to the extent necessary to maintain annual expenses of Class B at 1.003% (excluding certain expenses such as extraordinary expense, taxes, brokerage, interest,
         12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $6,113 of record keeping fees for Class B shares of the portfolio.

(12)     Restated on an annualized basis to reflect fee changes which took effect on April 11, 2007. Restated on an annualized basis to reflect fee changes which took effect on April 11, 2007. Includes a 0.10%
         administrative services fee paid to the Advisor. Prior to April 11,
         2007, the investment management fee for DWS Large Cap Value VIP was calculated according to the following schedule: 0.750% of the first
         $250 million of average daily net assets; 0.725% of the next $750 million of average daily net assets; 0.700% of the next $1.5 billion of average daily net assets; 0.675% of the next $2.5 billion of average daily net assets; 0.650% of the next $2.5 billion of average daily net assets; 0.625% of the next $2.5 billion of average daily net assets;
         0.600% of the next $2.5 billion of average daily net assets and 0.575%
         of average daily net assets in excess of $12.5 billion. For the year ended December 31, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Large Cap Value VIP to the extent necessary to maintain annual expenses of Class A at 0.80% and
         Class B at 1.20%. For the year ended December 31, 2005, the Advisor waived $12,690 of management fee and the fee pursuant to the Management
         Agreement was equivalent to an annual effective rate of 0.75% of the portfolio's average daily net assets. In addition, for the year ended
         December 31, 2005, the Advisor waived $536 of record keeping fees for
         Class B shares of the DWS Large Cap Value VIP.

(13)     Through April 30, 2009, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.94% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Through
         September 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 1.34% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September
         30, 2008. Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Mid Cap Growth VIP's total operating expenses at 0.90% and 1.30% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective October 1, 2007 through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain so that the portfolio's total operating expenses will not exceed 0.94%
         and 1.34% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. In addition, for the fiscal year ended December 31, 2006, the Advisor waived record keeping expenses of Class B shares of DWS Mid Cap Growth VIP in the amount of $2,088. For the period from January 1, 2005 through September
         30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%.
         Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Mid Cap Growth
         VIP to the extent necessary to maintain the annual expenses of Class B at 1.308% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the
         Advisor waived $32,030 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $2,113 of record keeping fees for Class B shares of DWS Mid Cap Growth VIP. For the year ended
         December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class
         B at 1.35%. For the year ended December 31, 2004, the Advisor waived
         $42,450 of management fees.

(14)     Through April 30, 2010, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.44% and 0.79% for Class A shares and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Prior to November 6, 2006, the investment management fee for DWS Money Market VIP was calculated according to the following schedule: 0.500% of the first $215 million of average daily net assets; 0.375% of the next $335 million of average daily net assets; 0.300% of the next $250 million of average daily net assets and 0.250% of average daily net assets in excess of $800 million. Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Money Market VIP's total operating expenses at 0.44% and 0.81% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

(15)     Through April 30, 2008, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain DWS Small Cap Growth VIP's total operating expenses at 0.72% and 1.09% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Small Cap Growth
         VIP to the extent necessary to maintain the annual expense of Class A at 0.72% and Class B at 1.09% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). For the year ended December 31, 2005, the
         Advisor waived $9,538 of record keeping fees for Class B shares of the
         DWS Small Cap Growth VIP. In addition, for the fiscal year ended
         December 31, 2006, the Advisor waived record keeping expenses of Class
         B shares of DWS Small Cap Growth VIP in the amount of $3,729.

(16)     To the extent the portfolio invests in other mutual funds advised by the Advisor and its affiliates ("affiliated mutual funds"), the Advisor has agreed to waive its management fee by an amount equal to the amount of management fees borne by the portfolio as a shareholder of such other affiliated mutual funds. In the case of an investment in DWS
         Floating Rate Plus Fund, the Advisor has also agreed to apply a management fee credit to the portfolio equal to the difference between
         DWS Floating Rate Plus Fund's management fee and the portfolio's management fee, if positive, as applied to the amount of assets invested by the portfolio in DWS Floating Rate Plus Fund.

(17)     Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.83% and 1.23% for Class A shares and
         Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and indirect expenses of underlying DWS funds. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by
         September 30, 2008. Prior to October 1, 2006, the investment management fee for DWS Strategic Income VIP was calculated according to the following schedule: 0.650% of average daily net assets. For the period from January 1, 2005, through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS
         Strategic Income VIP to the extent necessary to maintain the annual expenses of Class A at 1.05% and Class B at 1.30%. In addition, for the fiscal year ended December 31, 2006, the Advisor waived record keeping expenses of Class B shares of DWS Strategic Income VIP in the amount of
         $12,068. Effective October 1, 2005 through September 30, 2006, the
         Advisor agreed to limit its fees and reimburse expenses of DWS
         Strategic Income VIP to the extent necessary to maintain the annual expenses of Class B at 1.199% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). In addition, for the year ended December 31,
         2005, the Advisor waived $5,796 of record keeping fees for Class B shares of the DWS Strategic Income VIP.

(18)     Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total annual operating expenses of the portfolio will not exceed 0.94% and 1.34% for Class A shares and
         Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2008, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2008. For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Turner Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at
         1.30% and Class B at 1.70%. In addition, for the fiscal year ended
         December 31, 2006, the Advisor waived record keeping expenses of Class
         B shares of DWS Turner Mid Cap Growth VIP in the amount of $535.
         Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Turner Mid Cap
         Growth VIP to the extent necessary to maintain the annual expense of
         Class B at 1.087% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting fee savings). For the year ended December 31, 2005, the Advisor waived
         $6,545 of record keeping fees for Class B shares of DWS Turner Mid Cap
         Growth VIP.

Subadvisor to DWS Balanced VIP

Effective May 1, 2008, Deutsche Asset Management International GmbH ("DeAMi"),
an investment advisor registered with the US Securities and Exchange Commission, is the subadvisor to the Portfolio. Pursuant to the sub-advisory agreement (the
"Sub-Advisory Agreement") DeAMi, Mainzer Landstrasse 178-190, Frankfurt am Main,
Germany, 60327, renders investment advisory and management services to the
Portfolio pursuant to the terms of the Sub-Advisory Agreement between DeAMi and
DIMA. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the Sub-Advisory Agreement, DeAMi manages the investment and reinvestment of a portion of the large cap value allocation of the Portfolio's investment portfolio and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

DIMA will pay a fee to DeAMi for serving as subadvisor with respect to a portion of the Portfolio's large cap value allocation at the annual rates shown below:

Assets Managed by DeAMi (in Euros)             Sub-Advisory Fee (as a % of average daily net assets)
----------------------------------             -----------------------------------------------------
(euro)0 - (euro)250 million                                                     0.300%
(euro)250 million - (euro)500 million                                           0.200%
(euro)500 million - (euro)1 billion                                             0.120%
(euro)1 billion - (euro)2.5 billion                                             0.080%
(euro)2.5 billion - (euro)5 billion                                             0.055%
(euro)5 billion - (euro)25 billion                                              0.035%
(euro)25 billion - (euro)50 billion                                             0.025%
over (euro)50 billion                                                           0.015%

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by
DeAMi of its obligations and duties under the Sub-Advisory Agreement.

Subadvisor to DWS Core Fixed Income VIP

Aberdeen Asset Management Inc. ("AAMI") is the sub-advisor to the Portfolio (the
"Aberdeen Subadvisory Agreement"). As subadvisor, AAMI, under the supervision of the Board of Trustees and the Advisor, makes the Portfolio's investment decisions, buys and sells securities for the Portfolio and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct wholly-owned subsidiary of Aberdeen PLC, and a registered investment advisor under the
Investment Advisers Act of 1940, as amended.

Under the terms of the Aberdeen Subadvisory Agreement, AAMI agrees, subject to the supervision and control of the Advisor and the Board, to manage the securities and assets of the Portfolio entrusted to it by the Advisor and in accordance with the Portfolio's investment objective, policies and restrictions.
AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. As compensation for its services under the Aberdeen Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.38% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement was last renewed on September 19, 2007
(unless sooner terminated) and will remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a "majority of the outstanding voting securities" of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMI is obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement prevents AAMI or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement, AAMI will be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the prospectus or any written guidelines, policies or instructions provided in writing by the
Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement.

The Advisor pays AAMI a subadvisory fee at the annual rate, payable monthly, of
0.38% of the portfolio's average daily net assets. The subadvisory fee paid by
DIMA to AAMI for DWS Core Fixed Income VIP for the fiscal year ended December
31, 2007 was $1,372,644 and December 31, 2006 was $1,348,400.

Subadvisor to DWS Davis Venture Value VIP. Davis Selected Advisors, L.P.
("DSA"), 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706, is the subadvisor to
DWS Davis Venture Value VIP. DSA has served as subadvisor to the Portfolio since its inception. DSA is a limited partnership, Davis Investments, LLC is the general partner; Christopher C. Davis is the managing member of Davis
Investments, LLC.

Under the terms of the subadvisory agreement, DSA manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that DSA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSA in the performance of its duties or from reckless disregard by DSA of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DSA was last renewed on September 19, 2007 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by DSA, by DIMA or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the
Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays DSA for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio          Annual Subadvisory Fee Rate
-----------------------------------------          ---------------------------
 $0-$100 million                                              0.50%
 Next $400 million                                            0.45%
 On amounts over $500 million                                 0.40%

The subadvisory fees paid by DIMA to DSA for DWS Davis Venture Value VIP for the past three fiscal years are as follows:

                                   2007             2006              2005
                                   ----             ----              ----
DWS Davis Venture Value VIP     $1,808,935       $1,851,632        $1,651,883

Subadvisor to DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap
Value VIP. Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue,
Aspen, Colorado, is the subadvisor to DWS Dreman High Return Equity VIP and DWS
Dreman Small Mid Cap Value VIP. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisory agreement between it and the Advisor for each Portfolio. DVM was formed in April 1997 and has served as subadvisor for DWS Dreman High Return Equity VIP since its inception and for DWS
Dreman Small Mid Cap Value VIP since January 18, 2002. DVM is controlled by
David Dreman.

Under the terms of each subadvisory agreement, DVM manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DVM for DWS Dreman High Return Equity VIP and DWS
Dreman Small Mid Cap Value VIP was last renewed on September 19, 2007 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the
Board of Trustees of the Fund. Each subadvisory agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Trustees of the
Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement. DVM may terminate the subadvisory agreement upon 90 days' notice to the Advisor.

Pursuant to the subadvisory agreement dated April 5, 2002, for DWS Dreman High
Return Equity VIP, DVM receives a subadvisory fee of 1/12 of an annualized rate, payable monthly, of 0.3375% of 1% of the average daily net assets for DWS Dreman
High Return Equity VIP. Effective January 18, 2002, DVM receives a subadvisory fee of 1/12 of an annualized rate, payable monthly, of 0.375% of 1% of the average daily net assets for DWS Dreman Small Mid Cap Value VIP. Fees paid to
DVM for the last three fiscal years were as follows:

                                           2007           2006          2005
                                           ----           ----          ----
 DWS Dreman High Return Equity VIP      $3,428,653    $3,196,136     $2,946,412
 DWS Dreman Small Mid Cap Value VIP     $2,244,769    $2,326,338     $1,995,042

Subadvisor to DWS Janus Growth & Income VIP. Janus Capital Management LLC
("Janus Capital") 151 Detroit Street, Denver, Colorado 80206-4928, is the
subadvisor to DWS Janus Growth & Income VIP. Janus Capital (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser or sub-adviser, to Separately Managed Accounts,
Mutual Funds, as well as Commingled Pools or Private funds and Wrap Fee
Accounts. Janus Capital is a direct subsidiary of Janus Capital Group, Inc.
("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. Janus Capital has
served as subadvisor to the Portfolio since its inception on October 29, 1999.

Under the terms of the subadvisory agreement, Janus Capital manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that Janus Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Janus Capital in the performance of its duties or from reckless disregard by Janus Capital of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with Janus Capital was last renewed on September 19,
2007 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the
Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by Janus Capital, by the
Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays Janus Capital for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolios         Annual Subadvisory Fee Rate
------------------------------------------         ---------------------------
 First $25 million                                               0.45%
 Next $125 million                                               0.40%
 Next $600 million                                               0.375%
 Over $750 million                                               0.35%

The subadvisory fees paid by DIMA to Janus Capital for DWS Janus Growth & Income
VIP for the past three fiscal years are as follows:

                                      2007             2006             2005
                                      ----             ----             ----
 DWS Janus Growth & Income VIP      $786,130         $909,764         $569,033

Subadvisor to DWS Large Cap Value VIP. Effective February 5, 2007, Deutsche
Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190,
60325 Frankfurt am Main, Germany, an investment advisor registered with the US
Securities and Exchange Commission, is the subadvisor to the DWS Large Cap Value
VIP. DeAMi renders investment advisory and management services to DWS Large Cap
Value VIP pursuant to the terms of a Sub-Advisory Agreement (the "Sub-Advisory
Agreement") between DeAMi and DIMA. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the Sub-Advisory Agreement,
DeAMi will manage the investment and reinvestment of the Portfolio's portfolio and will provide such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

The subadvisory agreement with DeAMi was last renewed on September 19, 2007 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by DeAMi, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

DIMA will pay a fee to DeAMi for serving as subadvisor to the Fund at an annual rate of 50% of the Advisor's annual management fee it receives from DWS Large
Cap Value VIP.

The subadvisory fee paid by DIMA to DeAMi for DWS Large Cap Value VIP for the past fiscal year is as follows:

                                                  2007
                                                  ----
 DWS Large Cap Value VIP                        $835,420

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by
DeAMi of its obligations and duties under the Sub-Advisory Agreement.

Subadvisor to DWS Turner Mid Cap Growth VIP. Turner Investment Partners, Inc.
("TIP"), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, is the subadvisor to
DWS Turner Mid Cap Growth VIP. TIP is controlled by Robert E. Turner and Mark D.
Turner. TIP has served as subadvisor to the Portfolio since its inception on May
1, 2001.

Under the terms of the subadvisory agreement, TIP manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that TIP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of TIP in the performance of its duties or from reckless disregard by TIP of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with TIP was last renewed on September 19, 2007 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by TIP, by the Advisor or by the
Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays TIP for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio          Annual Subadvisory Fee Rate
-----------------------------------------          ---------------------------
 $0-$50 million                                               0.550%
 Next $200 million                                            0.525%
 On amounts over $250 million                                 0.500%

The subadvisory fees paid by DIMA to TIP for DWS Turner Mid Cap Growth VIP for the past three fiscal years are as follows:

                                    2007              2006             2005
                                    ----              ----             ----
 DWS Turner Mid Cap Growth VIP    $711,772          $805,959         $725,709

Administrative Agreement

Each Portfolio recently entered into a new administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Portfolio including, among others, providing the Portfolio with personnel, preparing and making required filings on behalf of the Portfolio, maintaining books and records for the
Portfolio, and monitoring the valuation of Portfolio securities. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor a fee, computed daily and paid monthly, of 0.100% of each
Portfolio's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Portfolio reasonably deems necessary for the proper administration of the
Portfolio. The Advisor provides the Portfolio with personnel; arranges for the preparation and filing of the Portfolio's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Portfolio's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Portfolio's records; provides the Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Portfolio; assists in the resolution of accounting issues that may arise with respect to the Portfolio; establishes and monitors the Portfolio's operating expense budgets; reviews and processes the Portfolio's bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the
Administrative Services Agreement. The Administrative Services Agreement
provides that the Advisor will not be liable under the Administrative Services
Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Because the Portfolios entered into the Administrative Service Agreement effective May 1, 2008, and April 11, 2007 for DWS Large Cap Value VIP, the
Portfolios do not have any historical administrative fee information to report.

Pursuant to an agreement between the Advisor and State Street Bank and Trust
Company ("SSB"), the Advisor has delegated certain administrative functions to
SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the
Portfolios to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the
Portfolios to their customers. However, the Advisor does not consider sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a
Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided.
The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a
Portfolio. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Portfolios to obtain third party research and brokerage services. The Advisor may, in the future, change this policy.
Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the
Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

DIMA and its affiliates and the Portfolios' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolios' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Portfolio Turnover. The portfolio turnover rates for each Portfolio, other than
DWS Money Market VIP, are listed below. Each Portfolio's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Securities with maturities of less than one year are excluded from portfolio turnover rate calculations. Frequency of portfolio turnover will not be a limiting factor should the Advisor or a Subadvisor deem it desirable to purchase or sell securities.

Purchases and sales are made for a Portfolio whenever necessary, in management's opinion, to meet a Portfolio's objective. Higher portfolio turnover (over 100%)
involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains for federal income tax purposes.

The Portfolios do not generally make investments for short-term profits, but are not restricted in policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

Portfolio turnover rates for the years ended December 31, 2007 and 2006, respectively, for the Portfolios are as follows:

Name                                      December 31, 2007   December 31, 2006
----                                      -----------------   -----------------
DWS Balanced VIP                               190%                  108%
DWS Blue Chip VIP                              275%                  226%
DWS Core Fixed Income VIP(1)                   197%                  183%
DWS Davis Venture Value VIP                      9%                   16%
DWS Dreman High Return Equity VIP               27%                   20%
DWS Dreman Small Cap Value VIP                 110%                   52%
DWS Global Thematic VIP                        191%                  136%
DWS Government & Agency Securities VIP(2)      465%                  241%
DWS High Income VIP                             61%                   93%
DWS International Select Equity VIP            117%                  122%
DWS Janus Growth & Income VIP                   73%                   44%
DWS Large Cap Value VIP                        103%                   76%
DWS Mid Cap Growth VIP                          68%                   46%
DWS Small Cap Growth VIP                        67%                   73%
DWS Strategic Income VIP                       147%                  143%
DWS Technology VIP                              91%                   49%
DWS Turner Mid Cap Growth VIP                  133%                  148%

(1)      The portfolio turnover rates including mortgage dollar roll transactions were 209% and 198% for the years ended December 31, 2007 and 2006, respectively.

(2)      The portfolio turnover rates including mortgage dollar roll transactions were 629% and 403% for the years ended December 31, 2007 and December 31, 2006, respectively.

DWS Balanced VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned
                                                     as of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
3I Group PLC                                                    $445
Alleanza Assicurazioni SpA                                    $3,000
Allianz SE                                                       $59
American International Group, Inc.                              $210
Ameriprise Financial, Inc.                                    $1,516
Apollo Investment Corp.                                         $138
ASX Limited                                                   $6,000
Aviva PLC                                                     $8,000
AXA Asia Pacific Holdings Ltd.                                  $222
Banca Monte dei Paschi di Siena SpA                           $5,000
Banca Popolare Di Milano                                      $5,000
Banco Bilbao Vizcaya Argenta                                  $5,000
Bancolombia SA                                                  $204
Bank of America Corp.                                         $4,555
Bank of East Asia                                                $19
Bank of New York Mellon Corp.                                 $1,146
Barclays PLC                                                     $15
BB&T Corp.                                                      $215
Canadian Imperial Bank of Commerce                               $14
Citigroup, Inc.                                              $12,525
Commerzbank AG                                                   $15
Credit Suisse Group                                              $34
Daiwa Securities Group, Inc.                                  $9,000
Danske Bank A/S                                                 $136
DBS Group Holdings Ltd.                                          $71
Deutsche Boerse AG                                               $25
Deutsche Postbank AG                                          $6,000
E*Trade Financial Corp.                                         $156
Erste Bank Der Oesterreichischen Sparkassen                     $389
FirstMerit Corp.                                                $138
Hang Seng Bank Ltd.                                              $27
HBOS PLC                                                         $12
HSBC Holdings PLC                                                $38
Hypo Real Estate Holding AG                                   $8,000
Interactive Brokers Group, Inc.                                 $133
Intesa Sanpaolo                                                  $35
JPMorgan Chase & Co.                                         $12,434
Julius Baer Holdings AG-B                                       $146
Jyske Bank A/S                                                   $37
KBC Groep NV                                                    $283
Legal & General Group PLC                                     $6,000
Lehman Brothers Holdings, Inc.                                $3,221
Lloyds TSB Group PCL                                             $12
Manulife Financial Corp.                                         $33
Mediobanca SpA                                                $7,000
Mitsubishi UFJ Financial                                         $603
Mizuho Financial Group, Inc.                                     $19
Morgan Stanley                                                  $3,677
National Bank of Canada                                         $5,000
National Bank of Greece                                          $358
Nomura Holdings, Inc.                                            $15
Nordea Bank AB                                                   $63
Optionsxpress Holdings, Inc.                                     $95
Oversea-Chinese Banking Corp.                                    $69
Pacific Capital Bancorp                                          $207
Popular North America Inc.                                       $990
Prospect Capital Corp                                            $97
Prudential PLC                                                   $334
Royal Bank of Canada                                             $36
Singapore Exchange                                               $37
State Street Corp.                                              $1,457
Storebrand ASA                                                   $33
Sun Trust Banks, Inc.                                           $1,019
SVB Financial Group                                              $156
Svenska Handelsbanken                                            $226
The Goldman Sachs Group, Inc.                                   $2,769
UBS AG-Registered                                               $2,501
UniCredito Italiano SpA                                          $560
Waddell & Reed Financial, Inc.                                   $180
Wells Fargo & Co.                                               $9,745
Zurich Financial Services AG                                     $23
Banco Espirito Santo SA                                          $53
Brookfield Asset Management, Inc.                                $11
IGM Financial, Inc.                                             $5,000
Sumitomo Trust & Banking Co., Ltd.                               $401
Unione Di Banche Italiane SCPA                                   $10

DWS Blue Chip VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned
                                                      as of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
Goldman Sachs Group, Inc.                                      $5,656
Morgan Stanley                                                 $4,865
Bank of America Corp.                                          $3,610
JPMorgan Chase & Co.                                           $3,213
Citi Group, Inc.                                               $2,626
PNC Financial Services Group, Inc.                             $1,175
Jones Lang LaSalle, Inc.                                         $406
US Bancorp                                                       $340
Dun & Bradstreet Corp Del                                        $266
Lazard Ltd.                                                       $81

DWS Core Fixed Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act)
that the Portfolio has acquired during the most recent fiscal year. As of
December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
ICICI Bank Ltd.                                                  $890
Sumitomo Mitsui Banking Corp                                     $668
Wachovia Bank                                                  $6,132

DWS Davis Venture Value VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
Ambac Financial Group, Inc.                                    $683
American International Group, Inc.                          $11,899
E*Traded Financial Corp.                                        $75
H&R Block, Inc.                                              $2,581
Citigroup Inc.                                               $2,853
HSBC Holdings PLC                                            $1,656
JPMorgan Chase & Co.                                        $11,588
Mellon Funding Corp.                                         $4,423
Morgan Stanley                                               $1,476
Principal Financial Group, Inc.                              $1,212
State Street Corp.                                             $706
Wachovia Corp.                                               $5,000
Ameriprise Financial, Inc.                                   $3,291
Dun & Bradstreet Corp DEL                                    $3,146
Wells Fargo                                                  $6,606
MBIA, Inc.                                                     $442

DWS Dreman High Return Equity VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
Bank of America Corp.                                          $33,042
Citigroup, Inc.                                                 $8,264
JPMorgan Chase & Co.                                            $1,986
Wachovia Corp.                                                 $36,090
Washington Mutual                                              $22,892
PNC Financial Services Group                                   $21,585
US Bancorp                                                      $9,011

DWS Dreman Small Mid Cap Value VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
Waddell & Reed Financial, Inc.                                 $10,683
Wachovia Corp.                                                  $4,081

DWS Global Thematic VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
Erste Bank Der Oesterreichischen Sparkassen                    $1,038
Mediobanca SpA                                                 $1,970
Unicredito Italiano SpA                                        $1,405
CitiGroup Inc.                                                 $1,557
Merrill Lynch & Co., Inc.                                      $2,281
Siam City Bank Pcl-for Reg.                                      $299
Credit Suisse Group                                              $718
OTP Bank NYRT.                                                   $760
Mizuho Financial Group, Inc.                                     $730
Australian Wealth Management LTD                                 $815
UBS AG                                                         $2,008
Julius Baer Holdings AG-B                                      $1,622
The Blackstone Group LP                                          $799

DWS Government & Agency Securities VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS High Income VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
E-Trade Financial Corp.                                       $2,252

DWS International Select Equity VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                          of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)          (in thousands)
---------------------------------------------------          --------------
Prudential PLC                                                 $3,294
3I Group PLC                                                   $5,372
Erste Bank Der Oesterreichischen Sparkassen                    $2,530
KBC Groep NV                                                   $4,330
National Bank of Greece                                        $4,635
Unicredito Italiano Bank (Ireland) PLC                         $5,203

DWS Janus Growth & Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
Goldman Sachs Group, Inc.                                       $4,553
JPMorgan Chase & Co.                                            $3,256

DWS Large Cap Value VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
American International Group, Inc.                                $
Bank of New York Mellon Corp.                                $4,436
Citigroup Inc.                                               $2,374
Comerica, Inc..                                              $1,254
JPMorgan Chase & Co.                                         $2,974
Lehman Brothers Holdings, Inc.                               $2,627
\Washington Mutual                                           $1,092
Prudential Financial                                         $3,771

DWS Mid Cap Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
Affiliated Mangers Group, Inc.                                 $1,751
Waddell & Reed Financial, Inc.                                  $747
Eaton Vance Corp.                                               $826
T. Rowe Price Group, Inc.                                      $1,431

DWS Money Market VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December
31, 2007, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS Small Cap Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act)
that the Portfolio has acquired during the most recent fiscal year. As of
December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------

Waddell & Reed Financial, Inc.                                 $3,887
FCStone Group, Inc.                                            $2,960

DWS Strategic Income VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act)
that the Portfolio has acquired during the most recent fiscal year. As of
December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------
E-Trade Financial Corp.                                          $299

DWS Technology VIP: The Portfolio is required to identify any securities of its
"regular brokers or dealers" (as such term is defined in the 1940 Act) that the
Portfolio has acquired during the most recent fiscal year. As of December 31,
2007, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS Turner Mid Cap Growth VIP: The Portfolio is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the
1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2007, the Portfolio held the following securities of its regular brokers or dealers:

                                                    Value of Securities Owned as
                                                        of December 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)        (in thousands)
---------------------------------------------------        --------------

Affiliated Managers Group, Inc.                                  $919
BlackRock, Inc.                                                $1,086
Northern Trust Corp.                                           $1,747
T. Rowe Price Group, Inc.                                      $2,955

The table below shows total brokerage commissions paid by each Portfolio for the last three fiscal years, as applicable.

                                            Fiscal 2007         Fiscal 2006         Fiscal 2005
                                            -----------         -----------         -----------
 Portfolio
 DWS Balanced VIP                                     $0            $529,681            $559,360
 DWS Blue Chip VIP                              $434,083            $353,271            $140,407
 DWS Core Fixed Income VIP                            $0                  $0                  $0
 DWS Davis Venture Value VIP                    $147,813             $90,519             $82,063
 DWS Dreman High Return Equity VIP              $581,172            $344,095            $164,905
 DWS Dreman Small Mid Cap Value VIP           $1,193,080          $1,450,335          $1,430,062
 DWS Global Thematic VIP                        $982,359            $666,802            $260,871
 DWS Government & Agency Securities VIP          $13,354              $7,131              $8,678
 DWS High Income VIP                                  $0                  $0                  $0
 DWS International Select Equity VIP            $911,116          $1,099,630            $633,618
 DWS Janus Growth & Income VIP                  $260,312            $157,114            $123,775
 DWS Large Cap Value VIP                        $507,082            $485,059            $377,944
 DWS Money Market VIP                                 $0                  $0                  $0
 DWS Mid Cap Growth VIP                          $80,264             $75,020            $138,639
 DWS Small Cap Growth VIP                       $437,462            $632,776            $821,102
 DWS Strategic Income VIP                             $0              $5,556             $11,767
 DWS Technology VIP                             $433,195            $379,052          $1,109,118
 DWS Turner Mid Cap Growth VIP                  $298,896            $400,264            $379,027

In addition, for the fiscal year ended December 31, 2007, the Portfolios paid no commissions to brokers for research services.
Codes of Ethics. The Fund, Advisor and subadvisors, and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board
Members and officers of the Fund and employees of the Advisor or Subadvisors, and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolios, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolios.
Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, imposes holding periods
(generally 30 days) on most transactions and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of
Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers Advised by the Advisor or its Affiliates

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o        The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's
         retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the Portfolio's prospectus to which the Portfolio's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a
         Portfolio's assets due to the purchase or sale of Portfolio shares is not considered a material factor.

o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from Portfolio and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Portfolio Ownership of Portfolio Managers. For Portfolios managed by the Advisor or an affiliated Advisor the following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolio's management team (except DWS Money Market VIP) in the applicable Portfolio as well as in all
DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Portfolio's most recent fiscal year end.

                                                                     Dollar Range of      Dollar Range of All
                                                 Name of            Portfolio Shares        DWS Fund Shares
Name of Portfolio                           Portfolio Manager             Owned                  Owned
-----------------                           -----------------             -----                  -----
DWS Balanced VIP                        William Chepolis                    $0             $100,001-$500,000
                                        Matthew F. MacDonald                $0              $10,001-$50,000
                                        Inna Okounkova                      $0(1)          $100,001-$500,000
                                        Jin Chen                            $0(1)          $100,001-$500,000
                                        Gary Sullivan                       $0             $50,001-$100,000
                                        Julie VanCleave                     $0              Over $1,000,000
                                        Robert Wang                         $0(1)          $100,001-$500,000
                                        Julie Abbett                        $0(1)          $50,001-$100,000
                                        Thomas Picciochi                    $0(1)          $50,001-$100,000
                                        Thomas Schuessler(19)               $0             $50,001-$100,000
                                        Matthias Knerr                      $0            $500,001-$1,000,000
                                        J. Richard Robben                   $0                $1-$10,000
                                        John Brennan                        $0                    $0

DWS Blue Chip VIP                       Julie Abbett                        $0(2)          $50,001-$100,000
                                        Robert Wang                         $0(2)          $100,001-$500,000
                                        Jin Chen                            $0(2)          $100,001-$500,000

DWS Global Thematic VIP                 Oliver Kratz                        $0(3)         $500,001-$1,000,000

DWS Government & Agency Securities VIP  William Chepolis                    $0(4)          $100,001-$500,000
                                        Matthew F. MacDonald                $0              $10,001-$50,000

DWS High Income VIP                     Gary Sullivan                       $0(5)          $50,001-$100,000

DWS International Select Equity VIP     Matthias Knerr                      $0(6)         $500,001-$1,000,000
                                        Chris LaJaunie                      $0             $50,001-$100,000

DWS Large Cap Value VIP                 Thomas Schuessler(19)               $0             $50,001-$100,000

DWS Mid Cap Growth VIP                  Robert S. Janis                     $0(7)           Over $1,000,000
                                        Joseph Axtell                       $0(8)          $100,001-$500,000

DWS Small Cap Growth VIP                Robert S. Janis                     $0(9)           Over $1,000,000
                                        Joseph Axtell                       $0(10)         $100,001-$500,000

DWS Strategic Income VIP                William Chepolis                    $0             $100,001-$500,000
                                        Matthew F. MacDonald                $0              $10,001-$50,000
                                        Robert Wang                         $0(11)         $100,001-$500,000
                                        Gary Sullivan                       $0             $50,001-$100,000
                                        Thomas Picciochi                    $0(12)         $50,001-$100,000

DWS Technology VIP                      Kelly P. Davis                      $0             $50,001-$100,000

(1)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Balanced Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

(2)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Blue Chip Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

(3)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS Global Thematic Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(4)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS U.S. Government Securities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(5)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS High Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the
         "Dollar Range of All DWS Fund Shares Owned."

(6)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS International Select Equity Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(7)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS Mid Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(8)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Mid Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(9)      Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $100,001-$500,000 in DWS Small Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(10)     Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Small Cap Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(11)     Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Strategic Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(12)     Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold
         $10,001-$50,000 in DWS Strategic Income Fund, the retail mutual fund that has the same investment strategy. This investment is included in the "Dollar Range of All DWS Fund Shares Owned."

(13)     Because the portfolio manager is not resident in the US, the manager generally does not invest in US registered investment companies, such as the Portfolio, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Portfolios, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios' most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                               Number of
                                                                                              Investment
                                                        Number of       Total Assets of         Company       Total Assets of
                                                       Registered          Registered        Accounts with     Performance-
                              Name of Portfolio        Investment          Investment        Performance-        Based Fee
Name of Portfolio                  Manager              Companies          Companies           Based Fee         Accounts
-----------------                  -------              ---------          ---------           ---------         --------
DWS Balanced VIP           William Chepolis                   17          $8,847,118,071             0                 $0
                           Matthew F. MacDonald               17          $8,847,118,071             0                 $0
                           Inna Okounkova                     14          $3,547,136,617             0                 $0
                           Jin Chen                           23         $10,479,347,686             0                 $0
                           Gary Sullivan                      10          $6,658,277,827             0                 $0
                           Julie VanCleave                    4           $4,985,618,291             0                 $0
                           Robert Wang                        42         $13,854,741,323             0                 $0
                           Julie Abbett                       23         $10,479,347,686             0                 $0
                           Thomas Picciochi                   9           $4,790,022,714             0                 $0
                           Thomas Schuessler                  2           $2,068,823,060             0                 $0
                           Matthias Knerr                     6           $6,083,433,156             0                 $0
                           J. Richard Robben                  1           $1,694,190,916             0                 $0
                           John Brennan                       1           $1,694,190,916             0                 $0

DWS Blue Chip VIP          Julie Abbett                       23         $10,762,131,082             0                 $0
                           Robert Wang                        42         $14,137,524,719             0                 $0
                           Jin Chen                           23         $10,762,131,082             0                 $0

DWS Global Thematic VIP    Oliver Kratz                       1           $2,281,270,704             0                 $0

DWS Government & Agency
Securities VIP             William Chepolis                   17          $9,178,307,011             0                 $0
                           Matthew F. MacDonald               17          $9,178,307,011             0                 $0

DWS High Income VIP        Gary Sullivan                      10          $6,936,429,920             0                 $0

DWS International Select
Equity VIP                 Matthias Knerr                     6           $6,368,185,002             0                 $0
                           Chris LaJaunie                     0                       $0             0                 $0

DWS Large Cap Value VIP    Thomas Schuessler                  1           $1,829,897,301             0                 $0

DWS Mid Cap Growth VIP     Robert S. Janis                    4           $1,588,182,829             0                 $0
                           Joseph Axtell                      7           $3,302,095,722             0                 $0

DWS Small Cap Growth VIP   Robert S. Janis                    4           $1,460,143,666             0                 $0
                           Joseph Axtell                      7           $3,174,056,559             0                 $0

DWS Strategic Income VIP   William Chepolis                   17          $9,274,188,321             0                 $0
                           Matthew F. MacDonald               17          $9,274,188,321             0                 $0
                           Robert Wang                        42         $14,281,811,573             0                 $0
                           Gary Sullivan                      10          $7,085,348,076             0                 $0
                           Thomas Picciochi                   9           $5,217,092,964             0                 $0

DWS Technology VIP         Kelly P. Davis                     1             $990,445,845             0                 $0

Other Pooled Investment Vehicles Managed:

                                                                                               Number of
                                                                                                Pooled
                                                                                              Investment       Total Assets
                                                        Number of                               Vehicle             of
                                                         Pooled         Total Assets of      Accounts with     Performance-
                              Name of Portfolio        Investment            Pooled          Performance-        Based Fee
Name of Portfolio                  Manager              Vehicles      Investment Vehicles      Based Fee         Accounts
-----------------                  -------              --------      -------------------      ---------         --------
DWS Balanced VIP           William Chepolis                    0                    $0              0                    $0
                           Matthew F. MacDonald                0                    $0              0                    $0
                           Inna Okounkova                      4           $95,045,334              0                    $0
                           Jin Chen                           15          $267,818,576              0                    $0
                           Gary Sullivan                       0                    $0              0                    $0
                           Julie VanCleave                     0                    $0              0                    $0
                           Robert Wang                        27          $974,093,507              4          $539,680,217
                           Julie Abbett                       15          $267,818,576              0                    $0
                           Thomas Picciochi                    6          $588,157,482              4          $539,680,217
                           Thomas Schuessler                   0                    $0              0                    $0
                           Matthias Knerr                      4           $86,797,515              0                    $0
                           J. Richard Robben                   0                    $0              0                    $0
                           John Brennan                        0                    $0              0                    $0

DWS Blue Chip VIP          Julie Abbett                       15          $267,818,576              0                    $0
                           Robert Wang                        27          $974,093,507              4          $539,680,217
                           Jin Chen                           15          $267,818,576              0                    $0

DWS Global Thematic VIP    Oliver Kratz                       21        $4,027,550,465              0                    $0

DWS Government & Agency
Securities VIP             William Chepolis                    0                    $0              0                    $0
                           Matthew F. MacDonald                0                    $0              0                    $0

DWS High Income VIP        Gary Sullivan                       0                    $0              0                    $0

DWS International Select
Equity VIP                 Matthias Knerr                      4           $86,797,515              0                    $0
                           Chris LaJaunie                      4           $86,797,515              0                    $0

DWS Large Cap Value VIP    Thomas Schuessler                   0                    $0              0                    $0

DWS Mid Cap Growth VIP     Robert S. Janis                     0                    $0              0                    $0
                           Joseph Axtell                       0                    $0              0                    $0

DWS Small Cap Growth VIP   Robert S. Janis                     0                    $0              0                    $0
                           Joseph Axtell                       0                    $0              0                    $0

DWS Strategic Income VIP   William Chepolis                    0                    $0              0                    $0
                           Matthew F. MacDonald                0                    $0              0                    $0
                           Robert Wang                        27          $974,093,507              4          $539,680,217
                           Gary Sullivan                       0                    $0              0                    $0
                           Thomas Picciochi                    6          $588,157,482              4          $539,680,217

DWS Technology VIP         Kelly P. Davis                      0                    $0              0                    $0

Other Accounts Managed:

                                                                                               Number of        Total Assets
                                                                                                 Other               of
                                                         Number                              Accounts with      Performance-
                              Name of Portfolio         of Other        Total Assets of      Performance-         Based Fee
Name of Portfolio                  Manager              Accounts         Other Accounts        Based Fee          Accounts
-----------------                  -------              --------         --------------        ---------          --------
DWS Balanced VIP           William Chepolis                    0                    $0                0                    $0
                           Matthew F. MacDonald                0                    $0                0                    $0
                           Inna Okounkova                      0                    $0                0                    $0
                           Jin Chen                            8          $821,248,762                0                    $0
                           Gary Sullivan                       0                    $0                0                    $0
                           Julie VanCleave                    10          $700,135,085                0                    $0
                           Robert Wang                        46        $8,973,891,923                8          $232,996,736
                           Julie Abbett                        8          $821,248,762                0                    $0
                           Thomas Picciochi                   11          $862,134,197                8          $232,996,736
                           Thomas Schuessler                   2        $6,500,000,000                1        $1,200,000,000
                           Matthias Knerr                      2          $114,160,972                0                    $0
                           J. Richard Robben                   0                    $0                0                    $0
                           John Brennan                        0                    $0                0                    $0

DWS Blue Chip VIP          Julie Abbett                        8          $821,248,762                0                    $0
                           Robert Wang                        46        $8,973,891,923                8          $232,996,736
                           Jin Chen                            8          $821,248,762                0                    $0

DWS Global Thematic VIP    Oliver Kratz                       13        $2,765,482,994                0                    $0

DWS Government & Agency
Securities VIP             William Chepolis                    0                    $0                0                    $0
                           Matthew F. MacDonald                0                    $0                0                    $0

DWS High Income VIP        Gary Sullivan                       0                    $0                0                    $0

DWS International Select
Equity VIP                 Matthias Knerr                      2          $114,160,972                0                    $0
                           Chris LaJaunie                      2          $114,160,972                0                    $0

DWS Large Cap Value VIP    Thomas Schuessler                   2        $6,500,000,000                1        $1,200,000,000

DWS Mid Cap Growth VIP     Robert S. Janis                     2          $290,461,367                0                    $0
                           Joseph Axtell                       3          $295,790,509                0                    $0

DWS Small Cap Growth VIP   Robert S. Janis                     2          $290,461,367                0                    $0
                           Joseph Axtell                       3          $295,790,509                0                    $0

DWS Strategic Income VIP   William Chepolis                    0                    $0                0                    $0
                           Matthew F. MacDonald                0                    $0                0                    $0
                           Robert Wang                        46        $8,973,891,923                8          $232,996,736
                           Gary Sullivan                       0                    $0                0                    $0
                           Thomas Picciochi                   11          $862,134,197                8          $232,996,736

DWS Technology VIP         Kelly P. Davis                      0                    $0                0                    $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of a Portfolio. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in a
Portfolio and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor, including other client accounts managed by the Portfolio's management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day.
         In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o        In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of the Portfolio may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions
         (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Portfolio's management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Portfolio's Board of
Trustees.

Compensation of Portfolio Managers of Non-affiliated Subadvised Portfolios

Remuneration of Personnel for DWS Core Fixed Income VIP:

Aberdeen's remuneration policy ("Policy") is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio's portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results.
Staff performance is reviewed formally once a year with mid-term reviews.

The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen's Remuneration Committee.

Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of
Aberdeen. In calculating a portfolio manager's bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset
Management businesses, including in some cases participation in the Long Term
Incentive Plan. The costs of these arrangements are being borne by both Deutsche
Asset Management and Aberdeen.

DWS Davis Venture Value VIP

Kenneth Feinberg's compensation for services provided consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in the Davis
Selected Adviser, L.P.'s ("Davis") profits, (iii) awards of equity ("Units") in
Davis including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchases shares in selected funds managed by
Davis. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper.
Davis' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis' compensation for services provided to Davis consists of a base salary. Davis' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP

The Portfolios have been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The subadvisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically, investment advisory firms.
The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to a portfolio's performance relative to its benchmark.

Investment professionals may also receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadvisor's profit sharing, defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the subadvisor's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

o        Relative ranking of a portfolio's performance against its peers in the one, three and five year pre-tax investment performance categories. The portfolios' performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

o        Relative performance of a portfolio's performance against the pre-determined indices for the product strategy against which a portfolio's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.

o        Performance of a portfolio measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

o        Ability to work well with other members of the investment professional team and mentor junior members.

o        Contributions to the organizational overall success with new product strategies.

o        Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

DWS Janus Growth & Income VIP

The following describes the structure and method of calculating a portfolio manager's compensation as of December 31, 2007.

The portfolio managers is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the "Managed Funds") through two components:
fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing the
Portfolio and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc.
("JCGI") restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is based on the pre-tax performance of the Managed Funds. Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds'
performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted
Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed
Funds' performance is then allocated to the respective portfolio manager(s).

The portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets
(excluding assets managed by subadvisors) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of
Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process;
and (iv) client relationships.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with
JCGI's Executive Income Deferral Program.

The Portfolio's Lipper peer group for compensation purposes is Large-Cap Growth
Funds.

DWS Turner Mid Cap Growth VIP

Compensation. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is
responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.

Portfolio Ownership of Portfolio Managers for each Portfolio managed by a
Subadvisor. The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios' management team in the applicable Portfolio, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolios'
most recent fiscal year end.

                                                         Name of                      Dollar Range of
Name of Portfolio                                   Portfolio Manager             Portfolio Shares Owned
-----------------                                   -----------------             ----------------------
DWS Core Fixed Income VIP                     Gary W. Bartlett                              $0
                                              J. Christopher Gagnier                        $0
                                              Warren S. Davis, III                          $0
                                              Daniel R. Taylor                              $0
                                              Thomas J. Flaherty                            $0
                                              Timothy C. Vile                               $0
                                              William T. Lissenden                          $0

DWS Davis Venture Value VIP                   Christopher C. Davis                          $0(1)
                                              Kenneth Charles Feinberg                      $0(1)

DWS Dreman High Return Equity VIP             David N. Dreman                               $0
                                              E. Clifton Hoover, Jr.                        $0
                                              F. James Hutchinson                           $0

DWS Dreman Small Mid Cap Value VIP            David N. Dreman                               $0
                                              E. Clifton Hoover, Jr.                        $0
                                              Mark Roach                                    $0

DWS Janus Growth & Income VIP                 Marc Pinto                                    $0

DWS Turner Mid Cap Growth VIP                 Tara Hedlund                                  $0
                                              Jason Schrotberger                            $0
                                              Christopher K. McHugh                         $0

(1)      Although the portfolio managers do not have an investment in this variable annuity portfolio, the portfolio managers do hold over $1 million individually in a retail mutual fund that has the same investment strategy as the Portfolio.

Although the portfolio managers do not have an investment in the portfolios, the portfolio managers may have an investment in the retail fund that has the same investment strategy.

Conflicts of Interest. In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the applicable subadvisor. The tables below show for each Portfolio managed by a
Subadvisor, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than a portfolio, (2)
pooled investment vehicles that are not registered investment companies and (3)
other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios' most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                             Number of
                                                                                            Investment
                                                        Number of      Total Assets of        Company      Total Assets of
                                                       Registered        Registered        Accounts with     Performance-
                               Name of Portfolio       Investment        Investment        Performance-       Based Fee
Name of Portfolio                   Manager             Companies         Companies          Based Fee         Accounts
-----------------                   -------             ---------         ---------          ---------         --------
DWS Core Fixed Income VIP   Gary W. Bartlett                   8        $3,290,447,808               0                   $0
                            J. Christopher Gagnier             8        $3,290,447,808               0                   $0
                            Warren S. Davis, III               8        $3,290,447,808               0                   $0
                            Daniel R. Taylor                   8        $3,290,447,808               0                   $0
                            Thomas J. Flaherty                 8        $3,290,447,808               0                   $0
                            Timothy C. Vile                    8        $3,290,447,808               0                   $0
                            William T. Lissenden               8        $3,290,447,808               0                   $0

DWS Davis Venture Value
VIP                         Christopher C. Davis              28       $83,000,000,000               0                   $0
                            Kenneth Charles Feinberg          26       $82,600,000,000               0                   $0

DWS Dreman High Return
Equity VIP                  David N. Dreman                   21       $14,800,000,000               0                   $0
                            E. Clifton Hoover, Jr.            16       $13,500,000,000               0                   $0
                            F. James Hutchinson                8       $10,800,000,000               0                   $0

DWS Dreman Small Mid Cap
Value VIP                   David N. Dreman                   21       $15,100,000,000               0                   $0
                            E. Clifton Hoover, Jr.            16       $13,800,000,000               0                   $0
                            Mark Roach                        12        $2,870,000,000               0                   $0

DWS Janus Growth & Income
VIP                         Marc Pinto                         9        $9,776,570,221               0                   $0

DWS Turner Mid Cap Growth   Tara Hedlund                      10        $3,500,000,000               1         $103,000,000
VIP
                            Jason Schrotberger                15        $4,000,000,000               1         $103,000,000
                            Christopher K. McHugh             14        $4,900,000,000               3       $1,300,000,000

Other Pooled Investment Vehicles Managed:

                                                                                             Number of
                                                                                               Pooled
                                                                                             Investment     Total Assets
                                                        Number of       Total Assets of       Vehicle            of
                                                          Pooled            Pooled         Accounts with    Performance-
                               Name of Portfolio        Investment        Investment        Performance-     Based Fee
Name of Portfolio                   Manager              Vehicles          Vehicles          Based Fee        Accounts
-----------------                   -------              --------          --------          ---------        --------
DWS Core Fixed Income VIP   Gary W. Bartlett                9          $4,251,787,278            0                    $0
                            J. Christopher Gagnier          9          $4,251,787,278            0                    $0
                            Warren S. Davis, III            9          $4,251,787,278            0                    $0
                            Daniel R. Taylor                9          $4,251,787,278            0                    $0
                            Thomas J. Flaherty              9          $4,251,787,278            0                    $0
                            Timothy C. Vile                 9          $4,251,787,278            0                    $0
                            William T. Lissenden            9          $4,251,787,278            0                    $0

DWS Davis Venture Value     Christopher C. Davis            11         $1,200,000,000
VIP
                            Kenneth Charles Feinberg        10         $1,100,000,000

DWS Dreman High Return
Equity VIP                  David N. Dreman                 9            $414,600,000            4           $71,900,000
                            E. Clifton Hoover, Jr.          0                      $0            0                    $0
                            F. James Hutchinson             0                      $0            0                    $0

DWS Dreman Small Mid Cap
Value VIP                   David N. Dreman                 9            $414,600,000            4           $71,900,000
                            E. Clifton Hoover, Jr.          0                      $0            0                    $0
                            Mark Roach                      0                      $0            0                    $0

DWS Janus Growth & Income
VIP                         Marc Pinto                      2             $18,637,286            0                    $0

DWS Turner Mid Cap Growth
VIP                         Tara Hedlund                    20           $505,000,000            2            $4,300,000
                            Jason Schrotberger              26           $550,000,000            2            $4,300,000
                            Christopher K. McHugh           27           $636,000,000            2            $4,300,000

Other Accounts Managed:

                                                                                             Number of      Total Assets
                                                                                               Other             of
                                                        Number of                          Accounts with    Performance-
                               Name of Portfolio          Other         Total Assets of     Performance-     Based Fee
Name of Portfolio                   Manager              Accounts       Other Accounts       Based Fee        Accounts
-----------------                   -------              --------       --------------       ---------        --------
DWS Core Fixed Income VIP   Gary W. Bartlett               178          $28,378,917,155          4          $430,038,000
                            J. Christopher Gagnier         178          $28,378,917,155          4          $430,038,000
                            Warren S. Davis, III           178          $28,378,917,155          4          $430,038,000
                            Daniel R. Taylor               178          $28,378,917,155          4          $430,038,000
                            Thomas J. Flaherty             178          $28,378,917,155          4          $430,038,000
                            Timothy C. Vile                178          $28,378,917,155          4          $430,038,000
                            William T. Lissenden           178          $28,378,917,155          4          $430,038,000

DWS Davis Venture Value VIP Christopher C. Davis            32          $12,700,000,000          0                    $0
                            Kenneth Charles                                                      0                    $0
                            Feinberg                        32          $12,700,000,000

DWS Dreman High Return                                                                           0                    $0
Equity VIP                  David N. Dreman                201           $2,700,000,000
                            E. Clifton Hoover, Jr.         182           $2,600,000,000          0                    $0
                            F. James Hutchinson             0                      $0            0                    $0

DWS Dreman Small Mid Cap                                                                         0                    $0
Value VIP                   David N. Dreman                201           $2,700,000,000
                            E. Clifton Hoover, Jr.         182           $2,600,000,000          0                    $0
                            Mark Roach                      19           $108,000,000            0                    $0
DWS Janus Growth & Income
VIP                         Marc Pinto                     28              $547,053,331          1          $247,834,267

DWS Turner Mid Cap Growth
VIP                         Tara Hedlund                   16              $915,000,000          1          $126,000,000
                            Jason Schrotberger             55            $3,300,000,000          4          $263,000,000
                            Christopher K. McHugh          23            $2,700,000,000          2          $161,000,000

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios. The Advisor has in place a Code of
Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other
"access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Potential Conflicts of Interest for Subadvised Portfolios' Managers

DWS Core Fixed Income VIP

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios. AAMI and AAMISL have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for the Portfolio and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Portfolio's portfolio management team.
         Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Portfolio and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.
Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

DWS Davis Venture Value VIP

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers'
focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, Davis determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts
(such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals),
Davis may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases,
Davis may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of Davis or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis does not receive an incentive based fee on any account.

DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP

The subadvisor manages clients' accounts using a contrarian value investment strategy. For both its strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor's investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

DWS Janus Growth & Income VIP

The portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadvisor, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the
Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the
Portfolio. However, Janus Capital believes that these conflicts may be mitigated, to a certain extent, by the fact that accounts with similar investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern the allocation of securities among various Janus accounts.

DWS Turner Mid Cap Growth VIP

As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired Initial Public Offering ("IPO"), or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading related to the side by side management of accounts with performance-based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

                                   DISTRIBUTOR

DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor"), 222 South
Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of DIMA, is the distributor and principal underwriter for shares of each Portfolio pursuant to an Underwriting Agreement in the continuous offering of its shares. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days' notice.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the "Plan")
that provides for fees payable as an expense of the Class B shares. Under the
Plan, the Fund may make quarterly payments as reimbursement to the Distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class
B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of
Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any
Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the
Fund or a Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan and Underwriting
Agreement also provide that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

For the fiscal year ended December 31, 2007 the distribution fees paid were as follows:

                                                     Total Fees for                                  Unpaid at
Portfolio                                             Fiscal 2007          Fees Waived           December 31, 2007
---------                                             -----------          -----------           -----------------
DWS Balanced VIP                                        $38,042              $0                           $1,423
DWS Blue Chip VIP                                       $58,995              $0                           $2,225
DWS Core Fixed Income VIP                              $189,948              $0                          $14,316
DWS Davis Venture Value VIP                            $106,162              $0                           $4,357
DWS Dreman High Return Equity VIP                      $224,891              $0                           $7,211
DWS Dreman Small Mid Cap Value VIP                     $129,482              $0                           $6,434
DWS Global Thematic VIP                                 $38,519              $0                           $1,954
DWS Government & Agency Securities VIP                  $38,854              $0                           $1,180
DWS High Income VIP                                     $63,359              $0                           $1,923
DWS International Select Equity VIP                     $87,237              $0                           $2,827
DWS Janus Growth & Income VIP                           $34,879              $0                             $875
DWS Large Cap Value VIP                                 $46,834              $0                           $1,509
DWS Mid Cap Growth VIP                                  $10,285              $0                             $441
DWS Money Market VIP                                    $88,694              $0                           $4,890
DWS Small Cap Growth VIP                                $43,093              $0                           $1,302
DWS Strategic Income VIP                                $36,164              $0                           $1,205
DWS Technology VIP                                      $17,126              $0                             $725
DWS Turner Mid Cap Growth VIP                           $30,511              $0                             $993

In addition, DWS-SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney
General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the
investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as FINRA) announced final agreements in which
Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset
Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the
Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute
Scudder Fund shares. These directed brokerage practices were discontinued in
October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of
Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Recordkeeping

Technically, the shareholders of the Portfolios of the Fund are the
Participating Insurance Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of the Fund are the Participating Insurance
Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of
Class B Portfolio shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see "How Much Investors Pay" in a
Portfolio's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Transfer Agent

DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"),
811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is each Portfolio's transfer agent, dividend-paying agent and shareholder service agent.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account
(as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund.
Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Fees paid to DWS-SISC for the period ended December
31, 2007 are set forth below:

Portfolio                                        Fiscal Year 2007               Waived
---------                                        ----------------               ------
DWS Balanced VIP A                                      $453                      $453
DWS Balanced VIP B                                      $160                       N/A
DWS Blue Chip VIP A                                     $348                       N/A
DWS Blue Chip VIP B                                     $102                       N/A
DWS Core Fixed Income VIP A                             $206                       N/A
DWS Core Fixed Income VIP B                             $162                       N/A
DWS Davis Venture Value VIP A                           $184                      $184
DWS Davis Venture Value VIP B                           $102                       N/A
DWS Dreman High Return Equity VIP A                     $682                       N/A
DWS Dreman High Return Equity VIP B                     $313                      $313
DWS Dreman Small Cap Value VIP A                        $712                       N/A
DWS Dreman Small Cap Value VIP B                        $301                       N/A
DWS Global Thematic VIP A                               $313                      $313
DWS Global Thematic VIP B                               $153                      $153
DWS Government & Agency VIP A                           $918                      $918
DWS Government & Agency VIP B                            $96                       N/A
DWS High Income VIP A                                   $375                       N/A
DWS High Income VIP B                                   $173                       N/A
DWS International Select Equity VIP A                   $247                       N/A
DWS International Select Equity VIP B                   $104                       N/A
DWS Janus Growth & Income VIP A                         $128                       N/A
DWS Janus Growth & Income VIP B                          $86                       N/A
DWS Large Cap Value VIP A                               $332                       N/A
DWS Large Cap Value VIP B                               $146                       N/A
DWS Mid Cap Growth VIP A                                $237                      $237
DWS Mid Cap Growth VIP B                                $102                      $102
DWS Money Market VIP A                                  $690                      $690
DWS Money Market VIP B                                   $87                       $87
DWS Small Cap Growth VIP A                              $365                      $365
DWS Small Cap Growth VIP B                              $118                      $118
DWS Strategic Income VIP A                              $225                       N/A
DWS Strategic Income VIP B                               $89                       N/A
DWS Technology VIP A                                    $258                       N/A
DWS Technology VIP B                                    $232                       N/A
DWS Turner Mid Cap Growth VIP A                         $104                       N/A
DWS Turner Mid Cap Growth VIP B                          $86                       N/A

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems,
Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by
DWS-SISC, not by the Portfolios.

Custodian

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston,
Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the DWS International Select Equity VIP and DWS
Global Thematic VIP). Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of DWS International Select Equity VIP and DWS Global
Thematic VIP. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios.

SSB has entered into agreements with foreign subcustodians approved by the
Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of DIMA, as subcustodian ("DB Subcustodian") in certain countries.
To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB
Subcustodian as part of a larger omnibus account in the name of SSB (the
"Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and
(2) transaction charges with respect to transactions that occur within the
Omnibus Account.

Independent Registered Public Accounting Firm

The financial highlights of the Portfolios included in the Portfolios'
prospectuses and the financial statements of the Portfolios incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, independent registered public accounting firm, 200 Clarendon Street, Boston, MA
02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Vedder Price P.C., 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to the Fund and its Independent Trustees.

Fund Accounting Agent

Prior to May 1, 2008 (April 11, 2007 for DWS Large Cap Value VIP), DWS Scudder
Fund Accounting Corp. ("DWS-SFAC"), Two International Place, Boston,
Massachusetts, 02210-4103, a subsidiary of DIMA, was responsible for determining the daily net asset value per share and maintaining the Portfolios and general accounting records of each Portfolio. DWS-SFAC received no fee for its services to each Portfolio, other than the Portfolios noted below.

For the fiscal years ended December 31, noted below, DWS-SFAC received a fee for its services from certain Portfolios as follows:

Portfolio                                               Fiscal 2007     Fiscal 2006    Fiscal 2005
---------                                               -----------     -----------    -----------
DWS Davis Venture Value VIP                                   $95,992         $94,006         $85,936
DWS Dreman High Return Equity VIP                            $141,319        $153,345        $131,840
DWS Global Thematic VIP                                      $242,233        $175,325        $111,026
DWS Janus Growth & Income VIP                                 $81,055         $69,130         $70,775
DWS Mid Cap Growth VIP                                        $60,283         $59,257         $62,902
DWS Technology VIP                                            $59,280         $66,562         $78,641
DWS Turner Mid Cap Growth VIP                                 $81,746         $94,442         $94,542

Pursuant to a sub-administration and sub-accounting agreement among the Advisor,
DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to
SSB under each Portfolio's fund accounting agreements. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Portfolios.

                            PURCHASE AND REDEMPTIONS

Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See "Net Asset Value.")

Upon receipt by a Portfolio's transfer agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

The Fund may, on behalf of a Portfolio, suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a Portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Market timing policies and procedures. Short-term and excessive trading of portfolio shares may present risks to a portfolio's long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), and increased brokerage and administrative costs. These risks may be more pronounced if a portfolio invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., "time zone arbitrage"). Each portfolio discourages short-term and excessive trading. Each portfolio has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

Pursuant to its policies, each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a portfolio may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a portfolio. Each portfolio, through its Advisor and Transfer Agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same portfolio's shares. Each portfolio may take other trading activity into account if a portfolio believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same portfolio
(excluding the money market portfolio) over a rolling 12-month period.
Shareholders with four or more roundtrip transactions in the same portfolio within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that portfolio. Each portfolio has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a portfolio are not affected by the four roundtrip transaction limitation.

The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to the portfolio, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a portfolio or administrator and transactions by certain qualified fund-of-fund(s).

In certain circumstances, the portfolio may rely upon the policy of the insurance company or other financial intermediary to deter short-term or excessive trading if the Advisor believes that the policy of such insurance company or other financial intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a portfolio. An insurance company's or other financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the portfolios' policy, may permit certain transactions not permitted by the portfolios' policies, or prohibit transactions not subject to the portfolios'
policies.

The Advisor may also accept undertakings from an insurance company or other financial intermediary to enforce short-term or excessive trading policies on behalf of the portfolio that provide a substantially similar level of protection for the portfolio against such transactions. For example, certain insurance companies may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the insurance company may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, each portfolio that invests some portion of its assets in foreign securities has adopted certain fair valuation practices intended to protect the portfolio from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the portfolio. (See "How each portfolio calculates share price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. The Advisor reviews trading activity at the separate account level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the separate account level, the Advisor will contact the insurance company or other financial intermediary to request underlying shareholder level activity. Depending on the amount of portfolio shares held in such separate account (which may represent most of a portfolio's shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in a portfolio. If short-term or excessive trading is identified, the Advisor will take appropriate action.

Each portfolio's market timing policies and procedures may be modified or terminated at any time.

Since Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity.
However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of investors and Portfolio shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Portfolio, to financial advisors in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and
Portfolio shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any portfolio, any record keeping/sub-transfer agency/networking fees payable by each Portfolio (generally through the Distributor or an affiliate) and/or the
Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Portfolio with
"shelf space" or access to a third party platform or portfolio offering list, or other marketing programs including, without limitation, inclusion of each
Portfolio on preferred or recommended sales lists, mutual fund "supermarket"
platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
gross sales, current assets and/or number of accounts of each Portfolio attributable to the financial advisor, the particular portfolio or portfolio type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Portfolio serviced and maintained by the financial advisor, .10%
to .25% of sales of the Portfolio attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Portfolio or of any particular share class of the Portfolio. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Portfolio.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Portfolio has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Portfolio or of other portfolios. These payment arrangements, however, will not change the price that an investor pays for Portfolio shares or the amount that the Portfolio receives to invest on behalf of an investor and will not increase
Portfolio expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Portfolios will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

Dividends for DWS Money Market VIP. DWS Money Market VIP's net investment income is declared as a dividend daily and paid monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Dividends for All Portfolios Except DWS Money Market VIP. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

Federal Income Taxes. Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Code in order to avoid federal income taxation of the Portfolio on income and gains distributed to shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance and annuity contracts.
The prospectus that describes a particular variable insurance or annuity contract should discuss the taxation of separate accounts and the owner of the particular variable insurance or annuity contract. Potential insurance and annuity contract holders should review such prospectus.

Each Portfolio intends to comply with the requirements of Section 817(h) of the
Code and related regulations. Section 817(h) and the regulations issued by the
Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M of the Code and the 1940 Act. A failure to meet the requirements of
Section 817(h) could result in federal income taxation of the insurance company offering the variable insurance or annuity contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

If owners of a variable insurance or annuity contract possess sufficient incidents of ownership, they may be considered for federal income tax purposes the owners of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account's assets for a taxable year would be included in the owner's gross income for the current taxable year.

The preceding is a brief summary of certain of the relevant federal income tax considerations applicable to an investment in the Portfolios. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                                 NET ASSET VALUE

For all Portfolios (other than the DWS Money Market VIP). The net asset value of shares of each Portfolio is computed as of the close of regular trading on the
New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents'
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price"
or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the market to market price, or if not available, at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock
Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of a portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a portfolio's Pricing Committee (or, in some cases, the Board's Valuation
Committee), represents fair market value. The value of other portfolio holdings owned by a Portfolio in the Fund is determined in a manner which is intended to reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the portfolio's Board and overseen by the portfolio's Pricing Committee.

For DWS Money Market VIP. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the
New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin
Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

DWS Money Market VIP values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the
Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the
Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o
Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Portfolios do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           128
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               132
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            134
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               128
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           128
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           128
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         128
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Chief Administrative Officer, Diamond Management & Technology         134
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             128
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            128
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               128
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         137
Board Member since 1999           firm) (1983 to present).
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              134
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------
Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8) (1963)    Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)  (1962)      Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)           Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(8)        Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1)      The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the
         Board.

(2)      Represents the year in which Ms. Driscoll was first appointed
         Chairperson of certain DWS funds.

(3)      A publicly held company with securities registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

(4)      The mailing address of Axel Schwarzer is c/o Deutsche Investment
         Management Americas Inc., 345 Park Avenue, New York, New York 10154.
         Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Portfolios.

(5)      Executive title, not a board directorship.

(6)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(7)      The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  280 Park Avenue, New York, New York 10017.

(9)      Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which
DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President

 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the
Board is to represent the interests of the Portfolios and to provide oversight of the management of the Portfolios.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and
Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Portfolios' accounting and financial reporting policies and procedures, (3) the Portfolios' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Portfolios. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Portfolios, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Portfolios' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C.
Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox
and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Portfolios' Board held eight (8) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating and Governance Committee of the Portfolios'
Board performed similar functions and held six (6) meetings.

Contract Committee: The Contract Committee, which consists entirely of
Independent Board Members, reviews at least annually, (a) the Portfolios'
financial arrangements with DIMA and its affiliates, and (b) the Portfolios'
expense ratios. The members of the Contract Committee are Robert H. Wadsworth
(Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring,
William McClayton and Jean Gleason Stromberg. During the calendar year 2007, the
Contract Review Committee of the Portfolios' Board performed similar functions and held two (2) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Portfolios that primarily invest in equity securities (except for those funds managed by a quantitative investment team).
The members of the Equity Oversight Committee are John W. Ballantine (Chair),
William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J.
Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity
Oversight Committee of the Portfolios' Board performed similar functions and held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those Portfolios that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William
N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie
Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During
the calendar year 2007, the Fixed-Income Oversight Committee of the Portfolios'
Board performed similar functions and held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder
Services Committee reviews the Portfolios' marketing program, sales practices and literature and shareholder services. The members of the Marketing and
Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and Robert H. Wadsworth.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Portfolios. The
Operations Committee reviews administrative matters related to the operations of the Portfolios, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of
Portfolio assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Portfolios' securities and other assets and determines, as needed, the fair value of Portfolio securities or other assets under certain circumstances as described in the Portfolios' Valuation Procedures. The Operations Committee
has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice
Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N.
Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss
(Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman
(Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr.
(Alternate). During the calendar year 2007, the Operations Committee and
Valuation Committee performed similar functions and each held six (6) meetings and eight (8) meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the
Portfolios for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees.
Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Portfolios or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management or its affiliates receive no direct compensation from the
Portfolios, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The following tables show compensation from the
Portfolios and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007.
Mr. Schwarzer is an interested person of the Portfolios and received no compensation from the Portfolios or any fund in the DWS fund complex during the relevant periods.

                                                                                Aggregate
                                                           Aggregate           Compensation           Aggregate
                                     Aggregate           Compensation            from DWS            Compensation
                                   Compensation          from DWS Blue         Conservative         from DWS Core
  Name of Board Member         from DWS Balanced VIP       Chip VIP           Allocation VIP          Fixed VIP
  --------------------         ---------------------       --------           --------------          ---------
  John W. Ballantine                  $4,300               $3,480                $1,890                $3,610
  Henry P. Becton, Jr.(2)                 $0                   $0                    $0                    $0
  Dawn-Marie Driscoll(2)((3))             $0                   $0                    $0                    $0
  Keith R. Fox((2))                       $0                   $0                    $0                    $0
  Paul K. Freeman(4)                  $5,300               $4,286                $2,355                $4,473
  Kenneth C. Froewiss(2)                  $0                   $0                    $0                    $0
  Richard J. Herring(2)                   $0                   $0                    $0                    $0
  William McClayton(5)                $4,100             $3,320                $1,810                $3,450
  Rebecca W. Rimel(2)                      $0                   $0                    $0                    $0
  William N. Searcy, Jr.(2)                $0                   $0                    $0                    $0
  Jean Gleason Stromberg((2))              $0                   $0                    $0                    $0
  Robert H. Wadsworth                  $4,100               $3,320                $1,810                $3,450

                                                          Aggregate            Aggregate
                                     Aggregate           Compensation          Compensation           Aggregate
                                   Compensation         from DWS Dreman      from DWS Dreman         Compensation
                                  from DWS Davis          High Return         Small Mid Cap        from DWS Global
  Name of Board Member           Venture Value VIP        Equity VIP            Value VIP            Thematic VIP
  --------------------           -----------------        ----------            ---------            ------------
  John W. Ballantine                   $3,720               $5,260                $4,350                $2,770
  Henry P. Becton, Jr.(2)                  $0                   $0                    $0                    $0
  Dawn-Marie Driscoll(2)((3))              $0                   $0                    $0                    $0
  Keith R. Fox((2))                        $0                   $0                    $0                    $0
  Paul K. Freeman(4)                   $4,593               $6,474                $5,344                $3,409
  Kenneth C. Froewiss(2)                   $0                   $0                    $0                    $0
  Richard J. Herring(2)                    $0                   $0                    $0                    $0
  William McClayton(5)                 $3,550               $5,010                $4,150                $2,630
  Rebecca W. Rimel(2)                      $0                   $0                    $0                    $0
  William N. Searcy, Jr.(2)                $0                   $0                    $0                    $0
  Jean Gleason Stromberg((2))              $0                   $0                    $0                    $0
  Robert H. Wadsworth                  $3,550               $5,010                $4,150                $2,630

                                                                                                      Aggregate
                                     Aggregate             Aggregate            Aggregate            Compensation
                                   Compensation          Compensation          Compensation            from DWS
                                from DWS Government     from DWS Growth       from DWS High         International
  Name of Board Member             & Agency VIP         Allocation VIP          Income VIP        Select Equity VIP
  --------------------             ------------         --------------          ----------        -----------------
  John W. Ballantine                  $3,050               $2,960                $3,510                $3,240
  Henry P. Becton, Jr.(2)                 $0                   $0                    $0                    $0
  Dawn-Marie Driscoll(2)((3))             $0                   $0                    $0                    $0
  Keith R. Fox((2))                       $0                   $0                    $0                    $0
  Paul K. Freeman(4)                  $3,764               $3,650                $4,302                $3,991
  Kenneth C. Froewiss(2)                  $0                   $0                    $0                    $0
  Richard J. Herring(2)                   $0                   $0                    $0                    $0
  William McClayton(5)                $2,900               $2,820                $3,350                $3,090
  Rebecca W. Rimel(2)                     $0                   $0                    $0                    $0
  William N. Searcy, Jr.(2)               $0                   $0                    $0                    $0
  Jean Gleason Stromberg((2))             $0                   $0                    $0                    $0
  Robert H. Wadsworth                 $2,900               $2,820                $3,350                $3,090

                                     Aggregate
                                   Compensation            Aggregate            Aggregate             Aggregate
                                  from DWS Janus         Compensation          Compensation          Compensation
                                     Growth &           from DWS Large      from DWS Mid Cap      from DWS Moderate
  Name of Board Member              Income VIP           Cap Value VIP          Growth VIP          Allocation VIP
  --------------------              ----------           -------------          ----------          --------------
  John W. Ballantine                   $2,950               $3,350                $1,910                $2,800
  Henry P. Becton, Jr.(2)                  $0                   $0                    $0                    $0
  Dawn-Marie Driscoll(2)((3))              $0                   $0                    $0                    $0
  Keith R. Fox((2))                        $0                   $0                    $0                    $0
  Paul K. Freeman(4)                   $3,628               $4,118                $2,351                $3,463
  Kenneth C. Froewiss(2)                   $0                   $0                    $0                    $0
  Richard J. Herring(2)                    $0                   $0                    $0                    $0
  William McClayton(5)                 $2,810               $3,190                $1,830                $2,670
  Rebecca W. Rimel(2)                      $0                   $0                    $0                    $0
  William N. Searcy, Jr.(2)                $0                   $0                    $0                    $0
  Jean Gleason Stromberg((2))              $0                   $0                    $0                    $0
  Robert H. Wadsworth                  $2,810               $3,190                $1,830                $2,670

                                                                                Aggregate
                                     Aggregate             Aggregate           Compensation           Aggregate
                                   Compensation          Compensation            from DWS            Compensation
                                  from DWS Money        from DWS Small          Strategic              from DWS
  Name of Board Member              Market VIP          Cap Growth VIP          Income VIP          Technology VIP
  --------------------              ----------          --------------          ----------          --------------
  John W. Ballantine                  $3,560               $3,070                $2,330                $2,750
  Henry P. Becton, Jr.(2)                 $0                   $0                    $0                    $0
  Dawn-Marie Driscoll(2)((3))             $0                   $0                    $0                    $0
  Keith R. Fox((2))                       $0                   $0                    $0                    $0
  Paul K. Freeman(4)                  $4,403               $3,784                $2,885                $3,391
  Kenneth C. Froewiss(2)                  $0                   $0                    $0                    $0
  Richard J. Herring(2)                   $0                   $0                    $0                    $0
  William McClayton(5)                $3,390               $2,910                $2,230                $2,630
  Rebecca W. Rimel(2)                     $0                   $0                    $0                    $0
  William N. Searcy, Jr.(2)               $0                   $0                    $0                    $0
  Jean Gleason Stromberg((2))             $0                   $0                    $0                    $0
  Robert H. Wadsworth                 $3,390               $2,910                $2,230                $2,630

                               Aggregate Compensation     Total Compensation
                                from DWS Turner Mid          from Fund and
  Name of Board Member             Cap Growth VIP         DWS Fund Complex(1)
  --------------------             --------------         -------------------
  John W. Ballantine                   $2,530                       $215,000
  Henry P. Becton, Jr.(2)                  $0                       $200,000
  Dawn-Marie Driscoll(2)((3))              $0                       $253,000
  Keith R. Fox((2))                        $0                       $203,000
  Paul K. Freeman(4)                   $3,136                       $265,000
  Kenneth C. Froewiss(2)                   $0                       $200,000
  Richard J. Herring(2)                    $0                       $195,000
  William McClayton(5)                 $2,410                       $205,000
  Rebecca W. Rimel(2)                      $0                       $194,000
  William N. Searcy, Jr.(2)                $0                       $200,000
  Jean Gleason Stromberg((2))              $0                       $189,000
  Robert H. Wadsworth                  $2,410                       $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)      Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Portfolios' direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for
         Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(3)      Includes $50,000 in annual retainer fees received by Ms. Driscoll as
         Chairperson of certain DWS funds.

(4)      Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as
         Chairperson of certain DWS funds.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the
D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Portfolios and DWS fund complex as of December
31, 2007. As only certain participating insurance companies are shareholders of the Portfolios, the Trustees do not own any shares in such Portfolios, nor are they contract owners of the participating insurance companies.

                                                                                 Aggregate Dollar Range of
                                           Dollar Range of Beneficial       Ownership in all Funds Overseen by
                                                    Ownership                          Board Member
Board Member                                in DWS Variable Series II          in the DWS Fund Complex(1)
------------                                -------------------------          --------------------------
Independent Board Member:

John W. Ballantine                                    None                                Over $100,000
Henry P. Becton, Jr.                                  None                                Over $100,000
Dawn-Marie Driscoll                                   None                                Over $100,000
Keith R. Fox                                          None                                Over $100,000
Paul K. Freeman                                       None                                Over $100,000
Kenneth C. Froewiss                                   None                                Over $100,000
Richard J. Herring                                    None                                Over $100,000
William McClayton                                     None                                Over $100,000
Rebecca W. Rimel                                      None                                Over $100,000
William N. Searcy, Jr.                                None                                Over $100,000
Jean Gleason Stromberg                                None                                Over $100,000
Robert H. Wadsworth                                   None                                Over $100,000

Interested Board Member:

Axel Schwarzer                                        None                                Over $100,000

(1)      Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the
         Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolios, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Portfolios and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the
Portfolios (including Deutsche Bank AG).

                                                                                   Value of
                                   Owner and                                     Securities on    Percent of Class
Independent                     Relationship to                     Title of     an Aggregate     on an Aggregate
Board Member                      Board Member         Company        Class          Basis             Basis
------------                      ------------         -------        -----          -----             -----
John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of April 8, 2008, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of each Portfolio.

To the best of each Portfolio's knowledge, as of April 8, 2008, no person owned of record or beneficially 5% or more of any class of the Portfolio's outstanding shares, except as noted below.

DWS Balanced VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
KEMPER INVESTORS LIFE                                        8,347,214.80                   39.74% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

ALLMERICA LIFE SVSII                                         5,077,569.48                   24.18% of Class A
TOPEKA KS  66636-0001

ZURICH DESTINATIONS FARMERS SVSII                            3,689,641.33                   17.57% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

SYMETRA LIFE INSURANCE CO                                    1,375,602.07                   6.55% of Class A
ATTN LIFE FINANCE
SEPARATE ACCOUNTS
BELLEVUE WA  98004-5130

CHARTER NAT LIFE INS CO-HORIZON                              1,288,036.01                   6.13% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

METLIFE INSURANCE CO OF CT                                    151,194.89                    52.01% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               136,471.48                    46.94% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Blue Chip VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            11,549,864.57                  60.82% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         6,213,962.92                   32.72% of Class A
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                    480,561.96                    54.55% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               380,155.73                    43.15% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Core Fixed Income VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            7,439,802.39                   42.57% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         5,495,951.86                   31.45% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        1,857,283.75                   10.63% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

STATE STREET BANK & TR CUST FBO                              1,083,000.19                    6.2% of Class A
DWS MODERATE ALLOCATION VIP
ATTN MARYLOU MCPHEE
NORTH QUINCY MA  02171-2119

THE MANUFACTURES LIFE INS CO (USA)                           4,618,034.46                   77.5% of Class B
BOSTON MA  02116-3787

METLIFE LIFE & ANNUITY CO OF CT                               704,720.90                    11.83% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    624,283.73                    10.48% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Davis Venture Value VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            17,631,195.12                  76.89% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         4,627,999.35                   20.18% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               899,009.35                    53.38% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    749,296.11                    44.49% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Dreman High Return Equity VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            42,951,564.98                  66.23% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         15,840,196.70                  24.42% of Class A
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                   1,511,995.40                   50.5% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                              1,153,402.26                   38.52% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Dreman Small Mid Cap Value VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            20,856,424.36                  56.55% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         8,279,766.80                   22.45% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        4,221,923.62                   11.45% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

NATIONAL LIFE INS CO                                          742,282.15                    23.13% of Class B
SENTINEL ADVANTAGE (VA)
MONTPELIER VT  05604-0001

METLIFE LIFE & ANNUITY CO OF CT                               732,065.03                    22.81% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    667,670.11                    20.81% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

NATIONWIDE INSURANCE CO                                       417,911.97                    13.02% of Class B
NWPP
IPO PORTFOLIO ACCOUNTING
COLUMBUS OH  43218-2029

NATIONAL LIFE INS CO                                          306,282.09                    9.54% of Class B
VARITRAK (VUL)
MONTPELIER VT  05604-0001

NATIONWIDE INSURANCE CO                                       188,918.87                    5.89% of Class B
NWVL14
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH  43218-2029

DWS Global Thematic VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            9,328,056.89                   70.79% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         3,524,958.53                   26.75% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               418,123.16                    51.24% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    393,082.91                    48.17% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Government & Agency Securities VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            7,465,247.00                   41.49% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         6,934,794.92                   38.55% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        2,293,820.46                   12.75% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               315,442.94                    50.91% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    281,623.05                    45.45% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS High Income VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            11,611,064.46                  33.55% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         11,540,013.96                  33.35% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        9,076,519.61                   26.23% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                    696,110.75                    51.31% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               622,509.30                    45.89% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS International Select Equity VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            10,001,757.66                  53.5% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         4,517,121.92                   24.16% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        4,005,966.97                   21.43% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               643,948.93                    53.36% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    545,895.31                    45.24% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Janus Growth & Income VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            10,272,138.86                   73% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         3,649,526.49                   25.94% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               208,046.65                    52.14% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    189,266.35                    47.44% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Large Cap Value VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            6,822,921.26                   43.9% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         4,562,365.13                   29.35% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        2,553,196.51                   16.43% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               300,677.11                    56.15% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    226,817.95                    42.36% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Mid Cap Growth VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            2,321,201.58                   68.37% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         1,018,937.23                   30.01% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                                69,169.74                    50.55% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                     64,223.79                    46.94% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Money Market VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                           155,832,856.03                  41.73% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         80,719,533.71                  21.62% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        46,568,740.85                  12.47% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

CHARTER NAT LIFE INS CO-HORIZON                              21,973,275.28                  5.88% of Class A
ATTN ACCTNG FINANCIAL CONTROL TEAM
VERNON HILLS IL  60061-1826

METLIFE LIFE & ANNUITY CO OF CT                              6,139,105.16                   53.22% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                   5,368,616.58                   46.54% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Small Cap Growth VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            5,470,055.31                   49.64% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         2,507,179.02                   22.75% of Class A
TOPEKA KS  66636-0001

KEMPER INVESTORS LIFE                                        2,219,937.17                   20.15% of Class A
C/O PRODUCT VALUATION
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               245,859.17                    54.05% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    207,304.19                    45.58% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

DWS Strategic Income VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            6,128,786.76                   65.35% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         3,017,159.16                   32.17% of Class A
TOPEKA KS  66636-0001

METLIFE INSURANCE CO OF CT                                    472,174.99                    58.1% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

METLIFE LIFE & ANNUITY CO OF CT                               335,554.82                    41.29% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

DWS Technology VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            8,470,948.56                   63.36% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         4,156,417.85                   31.09% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               156,666.26                    50.91% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    127,801.93                    41.53% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

GE CAPITAL LIFE ASSURANCE CO                                   19,316.27                    6.28% of Class B
OF NEW YORK
RICHMOND VA  23230-1702

DWS Turner Mid Cap Growth VIP

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
ZURICH DESTINATIONS FARMERS SVSII                            10,622,246.64                  83.79% of Class A
C/O KILICO
ATTN INVESTMENT ACCOUNTING LL-2W
GREENVILLE SC  29602-9097

ALLMERICA LIFE SVSII                                         2,005,314.96                   15.82% of Class A
TOPEKA KS  66636-0001

METLIFE LIFE & ANNUITY CO OF CT                               267,605.89                    50.22% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06103-3432

METLIFE INSURANCE CO OF CT                                    263,119.05                    49.37% of Class B
ATTN SHAREHOLDER ACCOUNTING DEPT
HARTFORD CT  06199-0027

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected
Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any
Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any
Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the
Independent Trustees ultimately would not be entitled to indemnification or (2)
for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the
Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                                FUND ORGANIZATION

The Fund was organized as a business trust under the laws of Massachusetts on
January 22, 1987. On February 6, 2006 the Fund changed its name from "Scudder
Variable Series II" to "DWS Variable Series II." The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a "series company." Currently, each
Portfolio offered herein offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio's Class B shares have separate and exclusive voting rights with respect to the Portfolios' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights.

Information about the Portfolios' investment performance is contained in the
Fund's 2007 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance Companies which offer the
Portfolios.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance Companies which offer the
Portfolios.

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"),
however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the
1940 Act; (c) any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of
Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the
Fund or the shareholders, to the same extent as the stockholders of a
Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The Board may, at any time, terminate the Fund, a Portfolio or a class without shareholder approval.

Under current interpretations of the 1940 Act, the Fund expects that
Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the
Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the
Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DIMA remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Fund to purchase insurance against certain liabilities on behalf of the
Trustees.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the
Advisor with the direction that proxies should be voted consistent with the
Fund's best economic interests. The Advisor has adopted its own Proxy Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The
Guidelines set forth the Advisor's general position on various proposals, such as:

o        Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o        Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o        Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The
         Advisor generally votes against stock option plans that do not meet the
         Advisor's criteria.

o        Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
SEC's Web site at www.sec.gov or by visiting our Web site at:
www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                             ADDITIONAL INFORMATION

Other Information

The CUSIP number for each Portfolio is as follows:

DWS Balanced VIP - Class A                                             23338H685
DWS Balanced VIP - Class B                                             23338H677
DWS Blue Chip VIP - Class A                                            23338H305
DWS Blue Chip VIP - Class B                                            23338H404
DWS Core Fixed Income VIP - Class A                                    23338H826
DWS Core Fixed Income VIP - Class B                                    23338H818
DWS Davis Venture Value VIP - Class A                                  23338H537
DWS Davis Venture Value VIP - Class B                                  23338H529
DWS Dreman High Return Equity VIP - Class A                            23338H628
DWS Dreman High Return Equity VIP - Class B                            23338H610
DWS Dreman Small Mid Cap Value VIP - Class A                           23338H750
DWS Dreman Small Mid Cap Value VIP - Class B                           23338H743
DWS Global Thematic VIP - Class A                                      23338H701
DWS Global Thematic VIP - Class B                                      23338H800
DWS Government & Agency Securities VIP - Class A                       23338H883
DWS Government & Agency Securities VIP - Class B                       23338H875
DWS High Income VIP - Class A                                          23338H867
DWS High Income VIP - Class B                                          23338H859
DWS International Select Equity VIP - Class A                          23338H842
DWS International Select Equity VIP - Class B                          23338H834
DWS Janus Growth & Income VIP - Class A                                23338H594
DWS Janus Growth & Income VIP - Class B                                23338H586
DWS Large Cap Value VIP - Class A                                      23338H503
DWS Large Cap Value VIP - Class B                                      23338H602
DWS Mid Cap Growth VIP - Class A                                       23338H107
DWS Mid Cap Growth VIP - Class B                                       23338H206
DWS Money Market VIP - Class A                                         23338H792
DWS Money Market VIP - Class B                                         23338H784
DWS Small Cap Growth VIP - Class A                                     23338H776
DWS Small Cap Growth VIP - Class B                                     23338H768
DWS Strategic Income VIP - Class A                                     23338H735
DWS Strategic Income VIP - Class B                                     23338H727
DWS Technology VIP - Class A                                           23338H719
DWS Technology VIP - Class B                                           23338H693
DWS Turner Mid Cap Growth VIP - Class A                                23338H578
DWS Turner Mid Cap Growth VIP - Class B                                23338H560

Each series of DWS Variable Series II has a fiscal year ending December 31.

Many of the investment changes in the Portfolios will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of each Portfolio's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Portfolios' prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration
Statement and its amendments are available for inspection by the public at the
SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

The audited financial statements, including the investment portfolios of each
Portfolio, as applicable, together with the Report of Independent Registered
Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31,
2007 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information. A copy of the Fund's Annual Report may be obtained without charge by contacting the Customer Service Center at the telephone number shown in the contract prospectus.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o        Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because
S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.
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